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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/04
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.



Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
U.S. Equity Fund                                                        Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................     1

NOTES TO PERFORMANCE ....................................................     7

NOTES TO SCHEDULE OF INVESTMENTS ........................................     7

FINANCIAL STATEMENTS

     Financial Highlights ...............................................     8

     Statement of Assets and Liabilities ................................     9

     Statement of Operations ............................................    10

     Statements of Changes in Net Assets ................................    11

     Notes to Financial Statements ......................................    12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................    17

ADDITIONAL INFORMATION ..................................................    18

INVESTMENT TEAM .........................................................    21

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

U.S. Equity Fund
--------------------------------------------------------------------------------
Q&A

DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT AND LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE U.S. EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE SEPTEMBER 2003. MR. CARLSON ALSO SERVES AS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THIS CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987 AND A SENIOR VICE PRESIDENT IN 1989. MR. CARLSON IS A GRADUATE OF INDIANA UNIVERSITY WITH A BACHELORS OF SCIENCE IN FINANCE. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.


Q. HOW DID THE US EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the U.S. Equity Fund posted an increase of 8.17%. The S&P 500 benchmark advanced 10.88% and the Fund's Lipper peer group of 216 Large Cap Core funds returned an average of 8.59% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. The primary sectors that detracted from performance included Financials and Information Technology. A slight sector overweight and sluggish stock selection in the Financials and Information Technology sectors explained relative underperformance.

Q. WHICH STOCKS HAVE PERFORMED WELL OVER THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. Energy stocks helped performance the most over the period. Oil prices remained elevated relative to expectations over the period and as such earnings estimates rose for many energy companies. Oil and gas companies such as Burlington Resources (+59%), ConocoPhillips (+36%), Exxon Mobil (+28%), EnCana Corp (+46%), BP PLC (+21%), and Devon Energy (+37%) all helped performance. Energy equipment & services stocks advanced almost 26% over the period and our holdings in Schlumberger (+24%), Nabors (+24%), and Baker Hughes (+34%) helped performance as well.

Q. WHICH STOCKS HAVE NOT PERFORMED WELL OVER THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. Financials, Information Technology, and Utilities were the main drivers to underperformance for the year. In Financials, our overweight position sector and stock selection hurt performance. Fannie Mae (-2%) was under pressure all year due to alleged accounting irregularities related to derivative accounting. Marsh & McLennan (-30%) and AIG (-.5%) declined over an investigation concerning bid rigging in the insurance brokerage businesses of these large insurance companies. State Street (-4%), a core holding, declined over lackluster earnings while many of its peers posted better than anticipated results. Citigroup (+3%), another core holding, also lagged peers in its group as issues with its Trust business in Japan fueled

U.S. Equity Fund
--------------------------------------------------------------------------------
Q&A

    negative headlines for the company. In addition, rising interest rates muted investors appetite for the group as the year progressed.

    Information Technology had a lackluster year posting only a 2.6% advance, just ahead of the worst performing sector Healthcare with an advance of 1.9%. Investors struggled all year with this group as capital spending lagged expectations. The smaller technology companies garnered most of the price appreciation over the year. Our holdings in software including Intuit (-17%) and BMC Software (-.3%) struggled versus peers such as Autodesk (+210%), Adobe (+61%), and Symantec (+50%), which we did not own in the portfolio. Communications equipment also hurt performance as our only holding, Cisco (-20%), underperformed its smaller peers such as Lucent (+33%) and Avaya (+33%).

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Over the past year, many of the stocks that helped fuel gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of price to earnings ratio. Companies losing money posted some of the best returns over the period. This trend was evident starting in the second quarter of 2003 as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. This trend was challenging in 2003 and persisted into 2004. We remain focused on the higher quality, larger capitalization stocks when investing for this strategy.

Q.  WHAT IS THE POSITIONING OF THE FUND?

A. The portfolio is overweight in Energy, Consumer Discretionary, Materials, and Technology sectors. It is anticipated that business spending will improve relative to consumer spending. The portfolio is underweight in Consumer Staples, Health Care, Utilities, Industrials, and Telecommunication Services sectors. Consumer staple stocks are defensive and have been bid higher by investors creating valuations that appear full at current stock price levels. Healthcare fundamentals remain positive especially in the pharmaceutical industry and we are looking to be opportunistic in this area. Industrials continue to do well as companies deliver good earnings and we have trimmed into strength. We believe the portfolio is positioned well for the investment climate.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,060.76                           3.19
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.71                           3.23
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.63% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 6.08%.

U.S. Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]


                 U.S. Equity Fund                 S&P 500
1/3/95                  10,000                     10,000
12/95                   13,558                     13,749
12/96                   16,502                     16,927
12/97                   21,805                     22,563
12/98                   26,910                     29,038
12/99                   32,187                     35,155
12/00                   31,997                     31,927
12/01                   29,286                     28,124
12/02                   23,644                     21,908
12/03                   29,148                     28,202
12/04                   31,528                     31,270




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE        FIVE      SINCE
                                 YEAR        YEAR    INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund                 8.17%      -0.41%     12.18%
--------------------------------------------------------------------------------
S&P 500                         10.88%      -2.31%     12.08%
--------------------------------------------------------------------------------
Lipper peer group average*       8.59%      -2.88%       N/A
--------------------------------------------------------------------------------
Inception date                  1/3/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.76%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          3.34%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             3.27%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.13%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.80%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.42%
--------------------------------------------------------------------------------
 American International Group Inc.                       2.27%
--------------------------------------------------------------------------------
 PepsiCo Inc.                                            2.27%
--------------------------------------------------------------------------------
 First Data Corp.                                        2.19%
--------------------------------------------------------------------------------
 Abbott Laboratories                                     2.18%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $112,667 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                                             20.5%
Information Technology                                 15.7%
Healthcare                                             12.5%
Consumer Discretionary                                 12.1%
Industrials                                            11.2%
Consumer Staples                                        9.6%
Energy                                                  7.5%
Materials                                               3.3%
Telecommunication Services                              3.2%
Utilities                                               2.4%
Short-Term                                              2.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 216 AND 125 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 12.2%

Carnival Corp.                        20,132  $  1,160,207
Comcast Corp. (Class A)                2,031        67,592(a)
Comcast Corp. (Class A) (Special)     57,291     1,881,436(a)
eBay Inc.                              2,124       246,979(a)
Family Dollar Stores Inc.              9,789       305,710
Harley-Davidson Inc.                   2,074       125,996
Home Depot Inc.                       24,380     1,042,001
Liberty Media Corp. (Series A)       193,985     2,129,955(a,c)
Liberty Media International Inc.
    (Series A)                         9,514       439,832(a)
Lowe's Cos. Inc.                      16,455       947,643
News Corp. (Class A)                  18,469       344,632
Omnicom Group                          7,804       658,033
Target Corp.                          34,399     1,786,340
Time Warner Inc.                      43,939       854,174(a)
Tribune Co.                           11,082       466,995
Viacom Inc. (Class B)                 33,397     1,215,317
                                                13,672,842

CONSUMER STAPLES -- 9.6%

Altria Group Inc.                      1,525        93,178
Anheuser-Busch Cos. Inc.              13,114       665,273
Avon Products Inc.                     2,522        97,601
Clorox Co.                            23,253     1,370,299
Colgate-Palmolive Co.                 23,272     1,190,596
HJ Heinz Co.                           6,186       241,192
Kellogg Co.                           13,728       613,092
Kimberly-Clark Corp.                  19,209     1,264,144
PepsiCo Inc.                          49,074     2,561,663
Procter & Gamble Co.                  15,468       851,977
Sara Lee Corp.                        24,933       601,883
Wal-Mart Stores Inc.                  24,184     1,277,399
                                                10,828,297

ENERGY -- 7.5%

Burlington Resources Inc.             28,659     1,246,667
ConocoPhillips Co.                     6,095       529,229
EnCana Corp.                           8,403       479,475
Exxon Mobil Corp.                     82,616     4,234,896(c)
Nabors Industries Ltd.                 8,369       429,246(a)
Occidental Petroleum Corp.             2,170       126,641
Schlumberger Ltd.                     20,895     1,398,920
                                                 8,445,074

FINANCIALS -- 19.8%

AFLAC Inc.                             6,280       250,195
Allstate Corp.                        22,237     1,150,098
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
American International Group Inc.     39,026  $  2,562,837
Bank of America Corp.                 58,050     2,727,770(c)
Berkshire Hathaway Inc.
   (Class B)                             188       551,968(a)
Chubb Corp.                            4,119       316,751
Citigroup Inc.                        77,997     3,757,896(c)
Federal Home Loan
   Mortgage Corp.                      5,902       434,977
Federal National
   Mortgage Assoc.                    27,329     1,946,098
Hartford Financial Services
   Group Inc.                          4,987       345,649
HCC Insurance Holdings Inc.            5,090       168,581
JP Morgan Chase & Co.                 19,192       748,680
Marsh & McLennan Cos. Inc.             3,632       119,493
MBNA Corp.                            16,068       452,957
Mellon Financial Corp.                25,340       788,327
Merrill Lynch & Co. Inc.               8,404       502,307
Morgan Stanley                        20,316     1,127,944
Principal Financial Group             11,732       480,308
Prudential Financial Inc.              6,926       380,653
SLM Corp.                              2,771       147,944
State Street Corp.                    38,818     1,906,740(b)
US Bancorp                             9,697       303,710
Wachovia Corp.                        10,068       529,577
Wells Fargo & Co.                      9,836       611,307
                                                22,312,767

HEALTHCARE -- 12.5%

Abbott Laboratories                   52,607     2,454,117(c)
Amgen Inc.                             5,596       358,983(a)
Cardinal Health Inc.                   5,449       316,859
DENTSPLY International Inc.            2,032       114,198
GlaxoSmithKline PLC. ADR              13,429       636,400
HCA Inc.                               9,697       387,492
Johnson & Johnson                     34,817     2,208,094
Lincare Holdings Inc.                 18,931       807,407(a)
Medtronic Inc.                         3,325       165,153
Merck & Co. Inc.                      10,159       326,510
Pfizer Inc.                          137,097     3,686,538
Smith & Nephew PLC. ADR                1,693        87,630
UnitedHealth Group Inc.                9,866       868,504
Wyeth                                 38,310     1,631,623
                                                14,049,508

INDUSTRIALS -- 8.4%

Burlington Northern
   Santa Fe Corp.                     12,098       572,356
Corinthian Colleges Inc.               4,658        87,780(a,d)
Danaher Corp.                          4,100       235,381
Deere & Co.                           11,266       838,190
Dover Corp.                           26,411     1,107,677(c)
Eaton Corp.                            7,425       537,273
Emerson Electric Co.                   3,315       232,382
General Dynamics Corp.                 4,201       439,425
Northrop Grumman Corp.                16,392       891,069
Paccar Inc.                            2,697       217,055
--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

U.S. EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Pitney Bowes Inc.                      1,821  $     84,276
Southwest Airlines Co.                21,240       345,787
3M Co.                                 3,832       314,492
Tyco International Ltd.               44,653     1,595,898
Union Pacific Corp.                    4,433       298,119
United Technologies Corp.              9,957     1,029,056
Waste Management Inc.                 19,116       572,333
                                                 9,398,549

INFORMATION TECHNOLOGY -- 15.7%

Analog Devices Inc.                   22,006       812,462
Applied Materials Inc.                27,335       467,429(a,c)
Automatic Data Processing Inc.        14,584       646,800
BMC Software Inc.                     10,771       200,341(a)
Certegy Inc.                          11,266       400,281
Checkfree Corp.                        3,489       132,861(a)
Cisco Systems Inc.                    69,200     1,335,560(a)
Dell Inc.                             28,462     1,199,389(a)
EMC Corp.                             19,914       296,121(a)
First Data Corp.                      57,944     2,464,938
Intel Corp.                           51,546     1,205,661
International Business
   Machines Corp.                     16,499     1,626,471
Intuit Inc.                           16,069       707,197(a)
Microsoft Corp.                      131,966     3,524,812
Molex Inc. (Class A)                  29,500       786,175
Oracle Corp.                          92,796     1,273,161(a)
Paychex Inc.                           2,963       100,979
Unisys Corp.                          28,172       286,791(a)
Yahoo! Inc.                            6,298       237,309(a)
                                                17,704,738

MATERIALS -- 3.3%

Alcoa Inc.                            12,594       395,704
Barrick Gold Corp.                    12,282       297,470
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 8,773       335,392
Monsanto Co.                           5,263       292,360
Neenah Paper Inc.                        112         3,651(a)
Newmont Mining Corp.                  13,844       614,812
Praxair Inc.                          18,109       799,512
Rohm & Haas Co.                        8,773       388,030
Weyerhaeuser Co.                       9,235       620,777
                                                 3,747,708

TELECOMMUNICATION SERVICES -- 3.2%

Sprint Corp.                          25,100       623,735
Verizon Communications Inc.           18,469       748,179(c)
Vodafone Group PLC. ADR               80,197     2,195,794
                                                 3,567,708

UTILITIES -- 2.4%

Dominion Resources Inc.               13,390       907,039
Entergy Corp.                         10,786       729,026
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Exelon Corp.                           6,465  $    284,913
PG&E Corp.                            19,486       648,494(a)
PPL Corp.                              2,770       147,586
                                                 2,717,058

TOTAL COMMON STOCK
   (COST $91,911,114)                          106,444,249


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.5%
--------------------------------------------------------------------------------

Financial Select
   Sector SPDR Fund                   26,209       800,161
Industrial Select Sector
   SPDR Fund                         101,443     3,151,834

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,390,806)                             3,951,995


TOTAL INVESTMENTS IN SECURITIES
   (COST $95,301,920)                          110,396,244

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund     2,181,083     2,181,083(e)
State Street Navigator Securities
   Lending Prime Portfolio            89,667        89,667(b,f)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,270,750)                             2,270,750


TOTAL INVESTMENTS
   (COST $97,572,670)                          112,666,994


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.1)%                                   (121,517)
                                              ------------

NET ASSETS-- 100.0%                           $112,545,477
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following short futures contracts open at December 31, 2004:
                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures     March 2005        1     $(303,425)     $625
--------------------------------------------------------------------------------

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio, the assets of which were transferred to the GE Investments U.S. Equity Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d) All or a portion of the security is out on loan.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(f) All or a portion of the security purchased with collateral from securities lending.

+   Percentages are based on net assets as of December 31, 2004.

Abbreviations:

ADR      American Depositary Receipt

SPDR     Standard & Poors Depository Receipts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


U.S. EQUITY FUND
                                                   12/31/04        12/31/03           12/31/02         12/31/01         12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --               --                 --               --           1/3/95
Net asset value, beginning of period ............  $31.48           $25.75             $32.21           $35.56           $37.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................    0.44             0.26               0.24             0.23             0.26
   Net realized and unrealized
      gains/(losses) on investments .............    2.13             5.73              (6.45)           (3.24)           (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ..    2.57             5.99              (6.21)           (3.01)           (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................    0.44             0.26               0.25             0.22             0.26
   Net realized gains ...........................      --               --                 --             0.12             1.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................    0.44             0.26               0.25             0.34             2.01
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................  $33.61           $31.48             $25.75           $32.21           $35.56
===================================================================================================================================
TOTAL RETURN (A) ................................   8.17%           23.28%           (19.26)%          (8.47)%          (0.59)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..... 112,545         $114,123           $102,112         $115,578          $99,423
   Ratios to average net assets:
      Net investment income .....................   1.30%            0.95%              0.87%            0.78%            0.79%
      Gross expenses ............................   0.63%            0.61%              0.58%            0.58%            0.59%
      Net expenses ..............................   0.63%            0.61%              0.58%            0.58%            0.59%
   Portfolio turnover rate ......................     30%              39%                37%              48%              40%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.


Statement of Assets
and Liabilities DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                                                                                               U.S.
                                                                                                              EQUITY
                                                                                                               FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost  $95,301,920) .......................................     $ 110,396,244
   Short-term Investments (at amortized cost) ......................................................         2,270,750
   Receivable for investments sold .................................................................            90,819
   Income receivables ..............................................................................           139,247
   Receivable for fund shares sold .................................................................             2,863
   Variation margin receivable .....................................................................               250
----------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS ...............................................................................       112,900,173
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ........................................................            89,666
   Payable for investments purchased ...............................................................           161,595
   Payable for fund shares redeemed ................................................................            43,306
   Payable to GEAM .................................................................................            60,129
----------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ...........................................................................           354,696
----------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................     $ 112,545,477
======================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .................................................................................       115,939,641
   Undistributed net investment income .............................................................             5,868
   Accumulated net realized loss ...................................................................       (18,494,980)
   Net unrealized appreciation/(depreciation) on:
       Investments .................................................................................        15,094,324
       Futures .....................................................................................               625
       Foreign currency related transactions .......................................................                (1)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................     $ 112,545,477
======================================================================================================================
Shares outstanding ($0.01 par value) ...............................................................         3,348,562
Net asset value per share ..........................................................................     $       33.61


* Includes $87,780 of securities on loan in the U.S. Equity Fund.

See Notes to Financial Statements.


Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                                                                                             U.S.
                                                                                                            EQUITY
                                                                                                             FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .......................................................................................   $ 2,124,712
      Interest* ......................................................................................        28,751
      Less: Foreign taxes withheld ...................................................................        (6,745)
----------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .....................................................................................     2,146,718
----------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ...............................................................       618,317
      Custody and accounting expenses ................................................................        43,629
      Professional fees ..............................................................................        16,829
      Trustee's fees .................................................................................         3,420
      Transfer agent .................................................................................           234
      Registration and other expenses ................................................................        16,073
----------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT ............................................................       698,502
      Less: Fee reimbursement from transfer agent (See Note 2) .......................................           (16)
----------------------------------------------------------------------------------------------------------------------
      Net expenses ...................................................................................       698,486
----------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ............................................................................     1,448,232
======================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .................................................................................     3,477,059
         Futures .....................................................................................       (71,651)
         Foreign currency transactions ...............................................................            13
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .................................................................................     3,718,560
         Futures .....................................................................................          (275)
         Foreign currency transactions ...............................................................           (13)
----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ................................................     7,123,693
----------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................   $ 8,571,925
======================================================================================================================


* Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund was $3,665.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                                                 U.S.
                                                                                                EQUITY
                                                                                                 FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED               YEAR ENDED
                                                                                DECEMBER 31,             DECEMBER 31,
                                                                                    2004                     2003
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..................................................  $   1,448,232          $     970,867
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..............................      3,405,421             (4,485,483)
     Net increase in unrealized appreciation on investments, futures,
       written options, foreign currency translation ........................      3,718,272             25,233,468
---------------------------------------------------------------------------------------------------------------------
     Net increase from operations ...........................................      8,571,925             21,718,852
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................................     (1,456,440)              (959,734)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................     (1,456,440)              (959,734)
---------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions .................      7,115,485             20,759,118
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................................      7,341,779             19,706,219
     Value of distributions reinvested ......................................      1,456,454                959,734
     Cost of shares redeemed ................................................    (17,491,217)           (29,414,132)
---------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions ..................................     (8,692,984)            (8,748,179)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................     (1,577,499)            12,010,939

NET ASSETS
   Beginning of period ......................................................    114,122,976            102,112,037
---------------------------------------------------------------------------------------------------------------------
   End of period ............................................................  $ 112,545,477          $ 114,122,976
=====================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD .........................  $       5,868          $      14,063
---------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................................        230,695                693,692
     Issued for distributions reinvested ....................................         43,360                 30,899
     Shares redeemed ........................................................       (550,499)            (1,065,461)
---------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares .................................................       (276,444)              (340,870)
=====================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:


                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Appreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
--------------------------------------------------------------------------------------------------------------
                $102,039,136              $16,896,138                $(6,268,280)               $10,627,858




                   Net Tax
                Depreciation
               on Derivatives,                                       Undistributed
                Currency and              Undistributed               Accumulated               Post-October
              other Net Assets           Ordinary Income             Capital Loss                  Losses
--------------------------------------------------------------------------------------------------------------
                    $(1)                     $5,868                  $(14,027,889)                 $ --


As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                   Amount                    Expires
--------------------------------------------------------------------------------

                $2,587,920                   12/31/09
                 6,357,685                   12/31/10
                 5,082,284                   12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $2,316,369 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


                            Long-Term
           Ordinary          Capital
            Income            Gains           Total
--------------------------------------------------------------------------------
          $1,456,440          $ --         $1,456,440


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as

Notes to Financial Statements                                 December 31, 2004
--------------------------------------------------------------------------------

deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $16 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .55%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $1,449 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


                 Purchases             Sales
--------------------------------------------------------------------------------
                $33,574,053         $46,726,623

SECURITY LENDING At December 31, 2004, the Fund participated in securities lending:

                  Loaned
              securities at            Cash
               market value         Collateral
--------------------------------------------------------------------------------
                 $87,780              $89,666

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the U.S. Equity Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                              (unaudited)
--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                              (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
S&P 500 Index Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
S&P 500 Index Fund                                                      Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................    1

NOTES TO PERFORMANCE .....................................................   11

NOTES TO SCHEDULE OF INVESTMENTS .........................................   11

FINANCIAL STATEMENTS

     Financial Highlights ................................................   12

     Statement of Assets and Liabilities .................................   13

     Statement of Operations .............................................   14

     Statements of Changes in Net Assets .................................   15

     Notes to Financial Statements .......................................   16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   21

ADDITIONAL INFORMATION ...................................................   22

INVESTMENT TEAM ..........................................................   25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

S&P 500 Index Fund
--------------------------------------------------------------------------------
Q&A

SSGA FUNDS MANAGEMENT, INC. IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA IS A NEWLY FORMED ENTITY WHICH, AS A RESULT OF A CHANGE IN FEDERAL LAW, HAS SUCCEEDED THE REGISTERED INVESTMENT COMPANY ADVISORY BUSINESS OF STATE STREET GLOBAL ADVISORS IN MAY 2001.

THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS LED BY KARL SCHNEIDER. MR. SCHNEIDER IS A PRINCIPAL OF SSGA IN THE U.S. STRUCTURED PRODUCTS GROUP. HE JOINED STATE STREET GLOBAL ADVISORS IN 1996. BEFORE JOINING THE U.S. STRUCTURED PRODUCTS GROUP, MR. SCHNEIDER WORKED AS A PORTFOLIO MANAGER IN STATE STREET GLOBAL ADVISORS' CURRENCY MANAGEMENT GROUP. PRIOR TO THIS, HE WAS AN ANALYST IN THE PROCESS ENGINEERING DIVISION WITHIN STATE STREET'S CUSTODY OPERATIONS. MR. SCHNEIDER HOLDS BACHELORS OF SCIENCE DEGREE IN FINANCE AND INVESTMENTS FROM BABSON COLLEGE AND ALSO A MASTERS OF SCIENCE DEGREE IN FINANCE FROM THE CARROLL SCHOOL OF MANAGEMENT AT BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the S&P 500 Index Fund returned 10.46%. The S&P 500 Index benchmark advanced 10.88% and the Lipper peer group of 53 of S&P 500 Index Objective funds returned an average of 10.35%.

Q.   WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. Ongoing instability in Iraq, higher oil prices and the prospect of Fed tightening to combat inflation all contributed to a relatively flat, cautious market over the first three quarters of 2004. However, when the US presidential election was decided quickly and without controversy the bulls mounted a fresh stampede to the upside. Additional relief from surging energy prices served further to encourage the renewed sense of investor optimism.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.   WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31st, 2004, the four largest sectors in the S&P 500 Index were Financials (20.6%), Information Technology (16.1%), Healthcare (12.7%) and Consumer Discretionary (11.9%).

Q.   WHY DID THE FUND OVER OR UNDER PERFORM ITS BENCHMARK?

A. The Fund underperformed its benchmark due to the investment of fund cash flows and Fund fees and expenses.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.   WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last twelve-month period ended December 31, 2004 were Autodesk (+209%), Apple Computer (+201%), TXU Corp (+176%), Monsanto New Corp (+94%), and Nucor Corp (+88%). The bottom five returning stocks for the last year were Winn Dixie Stores (-53%), Ciena Corp (-49%), PMC-Sierra (-44%), Chiron Corp (-41%), and LSI Logic (-38%). The highest returning sectors for the last

S&P 500 Index Fund
--------------------------------------------------------------------------------
Q&A

     twelve months were Energy (+28%) and Utilities (+19%) while the lowest returning sectors were Healthcare (+0%) and Information Technology (+2%).

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE FOURTH QUARTER AND WHY?

A. For the 4th quarter of 2004, there were eight index changes announced by Standard & Poors that impacted the Fund. The additions were CIT Group (Oct
     26), Lab Corp of America (Oct 29), L-3 Communications (Nov 30), Freescale Semiconductor (Dec 2), News Corp (Dec 17), Archstone-Smith Trust (Dec 17), Compass Bancshares (Dec 17), and XTO Energy (Dec 28). The deletions for the quarter were AT&T Wireless (Oct 26), South Trust Corp (Oct 29), Wellpoint Health Networks (Nov 30), Winn-Dixie (Dec 2), Deluxe Corp (Dec 17), Crane Co (Dec 17), Worthington Industries (Dec 17), and Peoplesoft (Dec 28). Not all the additions and deletions were bought and sold in the Fund, however, as several changes were as a result of a merger or acquisition involving another S&P500 constituent.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,070.19                           2.06
-----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.82                           2.08
-----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.41% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 7.02%.

S&P 500 Index Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                S&P 500 Index Fund               S&P 500
12/94                   10,000                     10,000
12/95                   13,614                     13,749
12/96                   16,951                     16,927
12/97                   22,092                     22,563
12/98                   28,331                     29,038
12/99                   34,170                     35,155
12/00                   30,949                     31,927
12/01                   27,153                     28,124
12/02                   21,080                     21,908
12/03                   27,040                     28,202
12/04                   29,869                     31,270


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                ONE          FIVE       TEN
                                YEAR         YEAR       YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund             10.46%       -2.66%     11.56%
--------------------------------------------------------------------------------
S&P 500                        10.88%       -2.31%     12.08%
--------------------------------------------------------------------------------
Lipper peer group average*     10.35%       -2.64%     11.69%
--------------------------------------------------------------------------------
Inception date                4/15/85
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 General Electric Co.                                    3.37%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       2.89%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.54%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          2.18%
--------------------------------------------------------------------------------
 Wal-Mart Stores Inc.                                    1.95%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.77%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.66%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.64%
--------------------------------------------------------------------------------
 American International Group Inc.                       1.49%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   1.43%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $598,772 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                                             20.3%
Information Technology                                 15.8%
Healthcare                                             12.5%
Consumer Discretionary                                 11.7%
Industrials                                            11.6%
Consumer Staples                                       10.3%
Energy                                                  7.1%
Telecommunication Services                              3.2%
Materials                                               3.1%
Utilities                                               2.9%
Short-Term                                              1.5%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 53, 33 AND 16 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

     SEE NOTES TO PERFORMANCE ON PAGE 11 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND
Schedule of Investments                                       December 31, 2004
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.7%

Autonation Inc.                       14,500  $    278,545(a)
AutoZone Inc.                          4,144       378,389(a)
Bed Bath & Beyond Inc.                15,800       629,314(a)
Best Buy Co. Inc.                     17,000     1,010,140
Big Lots Inc.                          6,600        80,058(a)
Black & Decker Corp.                   4,307       380,437
Brunswick Corp.                        5,068       250,866
Carnival Corp.                        32,900     1,896,027
Centex Corp.                           6,520       388,462
Circuit City Stores Inc.               9,926       155,243
Clear Channel
   Communications Inc.                30,100     1,008,049
Coach Inc.                             9,700       547,080(a)
Comcast Corp. (Class A)              115,839     3,855,122(a)
Cooper Tire & Rubber Co.               4,223        91,006
Dana Corp.                             8,441       146,283
Darden Restaurants Inc.                8,029       222,724
Delphi Corp.                          30,258       272,927
Dillard's Inc. (Class A)               3,695        99,285
Dollar General Corp.                  17,591       365,365
Dow Jones & Co. Inc.                   4,442       191,273
Eastman Kodak Co.                     15,175       489,394
eBay Inc.                             34,500     4,011,660(a)
Family Dollar Stores Inc.              8,600       268,578
Federated Department Stores            8,904       514,562
Ford Motor Co.                        96,199     1,408,353
Fortune Brands Inc.                    7,641       589,732
Gannett Co. Inc.                      13,208     1,079,094
Gap Inc.                              46,018       971,900
General Motors Corp.                  29,647     1,187,659
Genuine Parts Co.                      9,196       405,176
Goodyear Tire & Rubber Co.             9,419       138,083(a)
Harley-Davidson Inc.                  15,400       935,550
Harrah's Entertainment Inc.            6,035       403,681
Hasbro Inc.                            9,396       182,094
Hilton Hotels Corp.                   19,888       452,253
Home Depot Inc.                      115,018     4,915,869
International Game Technology         17,600       605,088
Interpublic Group of Cos. Inc.        22,230       297,882(a)
JC Penney Co. Inc.                    14,887       616,322
Johnson Controls Inc.                  9,982       633,258
Jones Apparel Group Inc.               6,000       219,420
KB Home                                2,380       248,472
Knight-Ridder Inc.                     4,200       281,148
Kohl's Corp.                          17,900       880,143(a)
Leggett & Platt Inc.                  10,300       292,829
Liz Claiborne Inc.                     5,830       246,084
Lowe's Cos. Inc.                      40,528     2,334,008
Limited Brands                        21,088       485,446
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Marriott International Inc.
   (Class A)                          11,422  $    719,358
Mattel Inc.                           21,651       421,978
May Department Stores Co.             15,184       446,410
Maytag Corp.                           4,395        92,735
McDonald's Corp.                      65,334     2,094,608
McGraw-Hill Cos. Inc.                 10,070       921,808
Meredith Corp.                         2,598       140,812
New York Times Co. (Class A)           7,888       321,830
Newell Rubbermaid Inc.                13,756       332,758
News Corp. (Class A)                 135,900     2,535,894
Nike Inc. (Class B)                   13,804     1,251,885
Nordstrom Inc.                         7,392       345,428
Office Depot Inc.                     16,100       279,496(a)
OfficeMax Inc.                         4,723       148,208
Omnicom Group                          9,600       809,472
Pulte Homes Inc.                       6,844       436,647
RadioShack Corp.                       8,456       278,033
Reebok International Ltd.              3,330       146,520
Sears Roebuck and Co.                 10,545       538,111
Sherwin-Williams Co.                   7,263       324,148
Snap-On Inc.                           3,309       113,697
Stanley Works                          4,226       207,032
Staples Inc.                          26,400       889,944
Starbucks Corp.                       21,000     1,309,560(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           10,900       636,560
Target Corp.                          46,652     2,422,638
Tiffany & Co.                          7,900       252,563
Time Warner Inc.                     238,814     4,642,544(a,c)
TJX Cos. Inc.                         25,580       642,825
Toys R US Inc.                        10,835       221,792(a)
Tribune Co.                           16,218       683,427
Univision Communications Inc.
   (Class A)                          16,800       491,736(a)
VF Corp.                               6,002       332,391
Viacom Inc. (Class B)                 88,927     3,236,054
Visteon Corp.                          7,486        73,138
The Walt Disney Co.                  106,937     2,972,849
Wendy's International Inc.             5,731       224,999
Whirlpool Corp.                        3,409       235,937
Yum! Brands Inc.                      15,322       722,892
                                                70,239,050

CONSUMER STAPLES -- 10.3%

Adolph Coors Co. (Class B)             2,065       156,259
Alberto-Culver Co.                     4,699       228,230
Albertson's Inc.                      19,261       459,953(c)
Altria Group Inc.                    107,279     6,554,747
Anheuser-Busch Cos. Inc.              41,108     2,085,409(c)
Archer-Daniels-Midland Co.            34,586       771,614
Avon Products Inc.                    24,728       956,974
Brown-Forman Corp. (Class B)           6,558       319,243
CVS Corp.                             20,856       939,980
Campbell Soup Co.                     21,676       647,896
Clorox Co.                             8,084       476,390
Coca-Cola Enterprises Inc.            24,700       514,995
--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                 27,472   $ 1,405,468
ConAgra Foods Inc.                    26,768       788,318
Costco Wholesale Corp.                24,266     1,174,717
General Mills Inc.                    18,822       935,642
Gillette Co.                          52,066     2,331,515
Hershey Foods Corp.                   13,084       726,685
HJ Heinz Co.                          17,897       697,804
Kellogg Co.                           21,590       964,209
Kimberly-Clark Corp.                  25,636     1,687,105
Kroger Co.                            39,030       684,586(a)
McCormick & Co. Inc.                   7,200       277,920
Pepsi Bottling Group Inc.             12,500       338,000
PepsiCo Inc.                          87,974     4,592,243
Procter & Gamble Co.                 132,576     7,302,286
Reynolds American Inc.                 7,800       613,080
Safeway Inc.                          23,600       465,864(a)
Sara Lee Corp.                        40,857       986,288
Supervalu Inc.                         7,300       251,996
Sysco Corp.                           33,044     1,261,289
The Coca-Cola Co.                    126,351     5,259,992(c)
UST Inc.                               8,679       417,547
Walgreen Co.                          53,100     2,037,447
Wal-Mart Stores Inc.                 221,424    11,695,616
WM Wrigley Jr. Co.                    11,868       821,147
                                                61,828,454

ENERGY -- 7.0%

Amerada Hess Corp.                     4,890       402,838(c)
Anadarko Petroleum Corp.              13,128       850,826
Apache Corp.                          17,148       867,174
Ashland Inc.                           3,907       228,091
Baker Hughes Inc.                     17,650       753,126
BJ Services Co.                        8,600       400,244
Burlington Resources Inc.             20,682       899,667
ChevronTexaco Corp.                  110,632     5,809,286
ConocoPhillips Co.                    35,921     3,119,020
Devon Energy Corp.                    24,992       972,689
El Paso Corp.                         32,682       339,893
EOG Resources Inc.                     6,200       442,432
Exxon Mobil Corp.                    337,324    17,291,228(c)
Halliburton Co.                       23,260       912,722
Kerr-McGee Corp.                       7,901       456,599
Kinder Morgan Inc.                     6,500       475,345
Marathon Oil Corp.                    17,692       665,396
Nabors Industries Ltd.                 7,800       400,062(a)
Noble Corp.                            7,100       353,154(a)
Occidental Petroleum Corp.            20,810     1,214,472
Rowan Cos. Inc.                        5,177       134,084(a)
Schlumberger Ltd.                     30,554     2,045,590
Sunoco Inc.                            3,788       309,517
Transocean Inc.                       16,966       719,189(a)
Unocal Corp.                          13,938       602,679
Valero Energy Corp.                   13,500       612,900
Williams Cos. Inc.                    27,886       454,263
XTO Energy Inc.                       13,600       481,168
                                                42,213,654
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 20.3%

ACE Ltd.                              14,900  $    636,975
AFLAC Inc.                            26,400     1,051,776
Allstate Corp.                        35,876     1,855,507(c)
AMBAC Financial Group Inc.             5,700       468,141
American Express Co.                  65,522     3,693,475(c)
American International
   Group Inc.                        136,109     8,938,278(c)
AmSouth Bancorp                       18,650       483,035
AON Corp.                             15,936       380,233
Apartment Investment &
   Management Co. (Class A)
   (REIT)                              5,100       196,554
Archstone-Smith Trust (REIT)          10,300       394,490
Bank of America Corp.                211,084     9,918,837
Bank of New York Co. Inc.             40,910     1,367,212(c)
BB&T Corp.                            28,500     1,198,425
Bear Stearns Cos. Inc.                 5,469       559,533
Capital One Financial Corp.           12,800     1,077,888
Charles Schwab Corp.                  70,111       838,528
Chubb Corp.                            9,897       761,079
Cincinnati Financial Corp.             8,850       391,701
CIT Group Inc.                        11,200       513,184
Citigroup Inc.                       271,376    13,074,896(c)
Comerica Inc.                          8,956       546,495
Compass Bancshares Inc.                6,400       311,488
Countrywide Financial Corp.           29,398     1,088,020
E*TRADE FINANCIAL Corp.               19,700       294,515(a)
Equity Office Properties
   Trust (REIT)                       21,300       620,256
Equity Residential (REIT)             15,100       546,318
Federal Home Loan
   Mortgage Corp.                     35,865     2,643,251
Federal National Mortgage Assoc.      50,676     3,608,638
Federated Investors Inc. (Class B)     5,900       179,360
Fifth Third Bancorp                   29,416     1,390,788
First Horizon National Corp.           6,400       275,904
Franklin Resources Inc.               13,200       919,380
Golden West Financial Corp.           16,130       990,705
Goldman Sachs Group Inc.              25,400     2,642,616
Hartford Financial Services
   Group Inc.                         15,304     1,060,720
Huntington Bancshares Inc.            12,334       305,637
Janus Capital Group Inc.              12,100       203,401
Jefferson-Pilot Corp.                  7,023       364,915
JP Morgan Chase & Co.                186,176     7,262,726(c)
Keycorp                               21,528       729,799
Lehman Brothers Holdings Inc.         13,900     1,215,972
Lincoln National Corp.                 8,812       411,344
Loews Corp.                            9,732       684,160
M&T Bank Corp.                         5,900       636,256
Marsh & McLennan Cos. Inc.            27,208       895,143
Marshall & Ilsley Corp.               11,700       517,140
MBIA Inc.                              7,535       476,815
MBNA Corp.                            66,261     1,867,898
Mellon Financial Corp.                21,928       682,180
Merrill Lynch & Co. Inc.              48,834     2,918,808
Metlife Inc.                          39,100     1,583,941
MGIC Investment Corp.                  4,859       334,834
--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Moody's Corp.                          7,842  $    681,078
Morgan Stanley                        57,096     3,169,970
National City Corp.                   34,664     1,301,633
North Fork Bancorporation Inc.        24,500       706,825
Northern Trust Corp.                  11,500       558,670
Plum Creek Timber Co.
   Inc. (REIT)                         9,900       380,556
PNC Financial Services
   Group Inc.                         14,708       844,828
Principal Financial Group             16,100       659,134
Progressive Corp.                     10,600       899,304
Prologis (REIT)                        9,600       415,968
Providian Financial Corp.             15,694       258,480(a)
Prudential Financial Inc.             26,800     1,472,928
Regions Financial Corp.               24,382       867,755
Safeco Corp.                           6,481       338,567
Simon Property Group
   Inc. (REIT)                        11,200       724,304
SLM Corp.                             22,600     1,206,614
Sovereign Bancorp Inc.                18,400       414,920
The St. Paul Travelers
   Cos. Inc.                          35,299     1,308,534
State Street Corp.                    17,100       839,952(b)
SunTrust Banks Inc.                   18,829     1,391,087
Synovus Financial Corp.               16,550       472,999
T Rowe Price Group Inc.                6,700       416,740
Torchmark Corp.                        5,800       331,412
UnumProvident Corp.                   15,789       283,255
US Bancorp                            97,999     3,069,329
Wachovia Corp.                        83,711     4,403,199
Washington Mutual Inc.                45,277     1,914,312
Wells Fargo & Co.                     88,618     5,507,609
XL Capital Ltd.                        7,400       574,610
Zions Bancorp                          4,600       312,938
                                               121,736,680

HEALTHCARE -- 12.4%

Abbott Laboratories                   81,696     3,811,118(c)
Aetna Inc.                             7,652       954,587
Allergan Inc.                          6,852       555,492
AmerisourceBergen Corp.                5,271       309,302
Amgen Inc.                            66,548     4,269,054(a,c)
Applera Corp. - Applied
   Biosystems Group                    9,500       198,645
Bausch & Lomb Inc.                     2,928       188,739
Baxter International Inc.             32,248     1,113,846
Becton Dickinson & Co.                13,170       748,056
Biogen Idec Inc.                      17,500     1,165,675(a)
Biomet Inc.                           13,315       577,738
Boston Scientific Corp.               44,276     1,574,012(a)
Bristol-Myers Squibb Co.             101,208     2,592,949(c)
Cardinal Health Inc.                  22,601     1,314,248
Caremark Rx Inc.                      23,870       941,194(a)
Chiron Corp.                           9,700       323,301(a)
Cigna Corp.                            6,863       559,815
CR Bard Inc.                           5,202       332,824
Eli Lilly & Co.                       59,216     3,360,508
Express Scripts Inc.                   4,100       313,404(a)
Fisher Scientific International        6,200       386,756(a)
Forest Laboratories Inc.              18,900       847,854(a)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Genzyme Corp.                         11,900  $    691,033(a)
Gilead Sciences Inc.                  22,300       780,277(a)
Guidant Corp.                         16,624     1,198,590
HCA Inc.                              21,800       871,128
Health Management
   Associates Inc. (Class A)          13,200       299,904
Hospira Inc.                           8,439       282,707(a)
Humana Inc.                            8,427       250,198(a)
IMS Health Inc.                       12,657       293,769
Johnson & Johnson                    155,093     9,835,998
King Pharmaceuticals Inc.             11,933       147,969(a)
Laboratory Corp. of
   America Holdings                    7,400       368,668(a)
Manor Care Inc.                        4,837       171,375
McKesson Corp.                        15,761       495,841
Medco Health Solutions Inc.           14,383       598,333(a)
Medimmune Inc.                        13,200       357,852(a)
Medtronic Inc.                        63,232     3,140,733
Merck & Co. Inc.                     116,350     3,739,489
Millipore Corp.                        2,745       136,728(a)
Mylan Laboratories                    14,600       258,128
PerkinElmer Inc.                       6,810       153,157
Pfizer Inc.                          393,677    10,585,975
Quest Diagnostics                      5,400       515,970
Schering-Plough Corp.                 77,458     1,617,323(c)
St. Jude Medical Inc.                 18,892       792,142(a)
Stryker Corp.                         20,700       998,775
Tenet Healthcare Corp.                25,095       275,543(a)
Thermo Electron Corp.                  7,828       236,327(a)
UnitedHealth Group Inc.               34,088     3,000,767
Waters Corp.                           6,300       294,777(a)
Watson Pharmaceuticals Inc.            5,800       190,298(a)
WellPoint Inc.                        15,300     1,759,500(a)
Wyeth                                 69,854     2,975,082(c)
Zimmer Holdings Inc.                  12,800     1,025,536(a)
                                                74,779,009

INDUSTRIALS -- 11.6%

Allied Waste Industries Inc.          15,700       145,696(a)
American Power Conversion Corp.        9,300       199,020
American Standard Cos. Inc.           11,500       475,180(a)
Apollo Group Inc. (Class A)            9,700       782,887(a)
Avery Dennison Corp.                   5,955       357,121
Boeing Co.                            43,616     2,258,000(c)
Burlington Northern
   Santa Fe Corp.                     19,449       920,132
Caterpillar Inc.                      17,816     1,737,238
Cendant Corp.                         54,446     1,272,947(c)
Cintas Corp.                           9,000       394,740
Cooper Industries Ltd.                 4,971       337,481
CSX Corp.                             11,338       454,427
Cummins Inc.                           2,289       191,795
Danaher Corp.                         16,100       924,301
Deere & Co.                           12,920       961,248
Delta Air Lines Inc.                   7,282        54,469(a)
Dover Corp.                           10,758       451,191
--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Eaton Corp.                            8,000  $    578,880
Emerson Electric Co.                  21,774     1,526,357
Equifax Inc.                           7,400       207,940
FedEx Corp.                           15,560     1,532,504
Fluor Corp.                            4,352       237,228
General Dynamics Corp.                10,582     1,106,877
General Electric Co.                 552,895    20,180,668(e)
Goodrich Corp.                         6,401       208,929
H&R Block Inc.                         8,604       421,596
Honeywell International Inc.          44,616     1,579,853
Illinois Tool Works Inc.              15,497     1,436,262
Ingersoll-Rand Co. (Class A)           9,099       730,650
ITT Industries Inc.                    4,763       402,235
L-3 Communications Holdings Inc.       5,600       410,144
Lockheed Martin Corp.                 22,852     1,269,429
Masco Corp.                           22,690       828,866
Monster Worldwide Inc.                 6,400       215,296(a)
Navistar International Corp.           3,595       158,108(a)
Norfolk Southern Corp.                20,901       756,407
Northrop Grumman Corp.                18,922     1,028,600
Paccar Inc.                            9,110       733,173
Pall Corp.                             6,778       196,223
Parker Hannifin Corp.                  6,215       470,724
Pitney Bowes Inc.                     11,932       552,213
Power-One Inc.                         4,400        39,248(a)
Raytheon Co.                          23,824       925,086
Robert Half International Inc.         9,400       276,642
Rockwell Automation Inc.               9,568       474,094
Rockwell Collins Inc.                  8,868       349,754
RR Donnelley & Sons Co.               11,352       400,612
Ryder System Inc.                      3,531       168,676
Southwest Airlines Co.                40,849       665,022
Textron Inc.                           7,268       536,378
3M Co.                                40,580     3,330,401
Tyco International Ltd.              104,839     3,746,946
Union Pacific Corp.                   13,454       904,781
United Parcel Service Inc.
   (Class B)                          58,500     4,999,410
United Technologies Corp.             26,586     2,747,663
Waste Management Inc.                 29,812       892,571
WW Grainger Inc.                       4,782       318,577
                                                69,462,896

INFORMATION TECHNOLOGY -- 15.7%

ADC Telecommunications Inc.           43,100       115,508(a,c)
Adobe Systems Inc.                    12,592       790,022(c)
Advanced Micro Devices Inc.           18,274       402,393(a,c)
Affiliated Computer
   Services Inc. (Class A)             6,700       403,273(a)
Agilent Technologies Inc.             25,607       617,129(a)
Altera Corp.                          19,400       401,580(a)
Analog Devices Inc.                   19,900       734,708
Andrew Corp.                           8,656       117,981(a)
Apple Computer Inc.                   20,320     1,308,608(a)
Applied Materials Inc.                89,400     1,528,740(a,c)
Applied Micro Circuits Corp.          18,100        76,201(a)
Autodesk Inc.                         12,248       464,812
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Automatic Data Processing Inc.        30,618  $  1,357,908
Avaya Inc.                            23,301       400,777(a)
BMC Software Inc.                     12,100       225,060(a)
Broadcom Corp. (Class A)              16,600       535,848(a)
Ciena Corp.                           31,000       103,540(a)
Cisco Systems Inc.                   344,004     6,639,277(a,c)
Citrix Systems Inc.                    9,300       228,129(a)
Computer Associates
   International Inc.                 30,581       949,846
Computer Sciences Corp.                9,982       562,685(a)
Compuware Corp.                       21,300       137,811(a)
Comverse Technology Inc.              10,600       259,170(a)
Convergys Corp.                        7,900       118,421(a)
Corning Inc.                          74,139       872,616(a)
Dell Inc.                            129,748     5,467,581(a,c)
Electronic Arts Inc.                  15,900       980,712(a)
Electronic Data Systems Corp.         26,200       605,220
EMC Corp.                            126,114     1,875,315(a)
First Data Corp.                      43,160     1,836,026
Fiserv Inc.                           10,150       407,928(a)
Freescale Semiconductor Inc.
   (Class B)                          20,819       382,237(a)
Gateway Inc.                          19,200       115,392(a)
Hewlett-Packard Co.                  157,265     3,297,847
Intel Corp.                          330,408     7,728,243
International Business
   Machines Corp.                     87,030     8,579,417
Intuit Inc.                            9,700       426,897(a)
Jabil Circuit Inc.                    10,600       271,148(a)
JDS Uniphase Corp.                    77,300       245,041(a)
KLA-Tencor Corp.                      10,300       479,774(a)
Lexmark International Inc.
   (Class A)                           6,900       586,500(a)
Linear Technology Corp.               16,100       624,036
LSI Logic Corp.                       21,992       120,516(a)
Lucent Technologies Inc.             226,118       850,204(a,c)
Maxim Integrated Products Inc.        17,100       724,869
Mercury Interactive Corp.              4,500       204,975(a)
Micron Technology Inc.                31,554       389,692(a)
Microsoft Corp.                      568,512    15,184,956(c)
Molex Inc.                             9,750       292,500
Motorola Inc.                        124,250     2,137,100
National Semiconductor Corp.          19,166       344,030
NCR Corp.                              4,700       325,381(a)
Network Appliance Inc.                18,600       617,892(a)
Novell Inc.                           20,466       138,145(a)
Novellus Systems Inc.                  7,500       209,175(a)
Nvidia Corp.                           7,900       186,124(a)
Oracle Corp.                         267,632     3,671,911(a)
Parametric Technology Corp.           14,906        87,796(a)
Paychex Inc.                          19,925       679,044
PMC - Sierra Inc.                      9,900       111,375(a)
QLogic Corp.                           5,100       187,323(a)
Qualcomm Inc.                         86,000     3,646,400
Sabre Holdings Corp. (Class A)         6,908       153,081
Sanmina-SCI Corp.                     28,600       242,242(a)
Scientific-Atlanta Inc.                8,306       274,181
--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Siebel Systems Inc.                   25,900  $    271,950(a)
Solectron Corp.                       52,500       279,825(a)
Sun Microsystems Inc.                173,960       935,905(a)
Sungard Data Systems Inc.             14,900       422,117(a)
Symantec Corp.                        33,200       855,232(a)
Symbol Technologies Inc.              13,050       225,765
Tektronix Inc.                         4,676       141,262
Tellabs Inc.                          22,252       191,145(a)
Teradyne Inc.                          9,500       162,165(a)
Texas Instruments Inc.                89,736     2,209,300
Unisys Corp.                          17,809       181,296(a)
Veritas Software Corp.                22,500       642,375(a)
Xerox Corp.                           45,490       773,785(a)
Xilinx Inc.                           18,300       542,595
Yahoo! Inc.                           71,800     2,705,424(a)
                                                94,580,410

MATERIALS -- 3.0%

Air Products & Chemicals Inc.         12,032       697,495(c)
Alcoa Inc.                            45,040     1,415,157(c)
Allegheny Technologies Inc.            5,151       111,622
Ball Corp.                             5,716       251,390
Bemis Co.                              5,962       173,435
Dow Chemical Co.                      48,994     2,425,693
E.I. du Pont de Nemours and Co.       51,913     2,546,333
Eastman Chemical Co.                   4,159       240,099
Ecolab Inc.                           13,752       483,108
Engelhard Corp.                        5,946       182,364
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 9,284       354,927
Georgia-Pacific Corp.                 13,643       511,340
Great Lakes Chemical Corp.             2,797        79,687
Hercules Inc.                          6,128        91,001(a)
International Flavors &
   Fragrances Inc.                     4,747       203,361
International Paper Co.               25,075     1,053,150
Louisiana-Pacific Corp.                5,622       150,332
MeadWestvaco Corp.                    10,900       369,401
Monsanto Co.                          13,758       764,257
Newmont Mining Corp.                  22,928     1,018,232
Nucor Corp.                            8,418       440,598
Pactiv Corp.                           8,048       203,534(a)
Phelps Dodge Corp.                     5,010       495,589
PPG Industries Inc.                    9,037       615,962
Praxair Inc.                          17,170       758,055
Rohm & Haas Co.                       11,714       518,110
Sealed Air Corp.                       4,557       242,751(a)
Sigma-Aldrich Corp.                    3,691       223,158
Temple-Inland Inc.                     3,026       206,978
United States Steel Corp.              5,765       295,456
Vulcan Materials Co.                   5,500       300,355
Weyerhaeuser Co.                      12,560       844,283
                                                18,267,213
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.2%

Alltel Corp.                          15,794  $    928,055
AT&T Corp.                            41,639       793,639
BellSouth Corp.                       95,298     2,648,331(c)
CenturyTel Inc.                        7,250       257,157
Citizens Communications Co.           17,800       245,462
Nextel Communications Inc.
   (Class A)                          57,600     1,728,000(a)
Qwest Communications
   International                      97,348       432,225(a)
SBC Communications Inc.              173,569     4,472,873
Sprint Corp.                          76,615     1,903,883
Verizon Communications Inc.          144,586     5,857,179
                                                19,266,804

UTILITIES -- 2.9%

AES Corp.                             34,600       472,982(a)
Allegheny Energy Inc.                  7,300       143,883(a)
Ameren Corp.                          10,142       508,520
American Electric Power
   Co. Inc.                           20,725       711,696(c)
Calpine Corp.                         24,100        94,954(a)
Centerpoint Energy Inc.               16,418       185,523
Cinergy Corp.                          9,753       406,017
CMS Energy Corp.                       7,700        80,465(a)
Consolidated Edison Inc.              12,807       560,306
Constellation Energy Group Inc.        9,103       397,892
Dominion Resources Inc.               17,518     1,186,669
DTE Energy Co.                         9,066       391,017
Duke Energy Corp.                     49,632     1,257,179
Dynegy Inc. (Class A)                 21,000        97,020(a)
Edison International                  17,042       545,855
Entergy Corp.                         11,847       800,739
Exelon Corp.                          34,826     1,534,782
FirstEnergy Corp.                     17,220       680,362
FPL Group Inc.                         9,731       727,392
KeySpan Corp.                          8,700       343,215
Nicor Inc.                             2,043        75,468
NiSource Inc.                         14,215       323,818
Peoples Energy Corp.                   1,921        84,428
PG&E Corp.                            21,254       707,333(a)
Pinnacle West Capital Corp.            4,700       208,727
PPL Corp.                             10,122       539,300
Progress Energy Inc.                  12,856       581,605
Public Service Enterprise
   Group Inc.                         12,559       650,179
Sempra Energy                         12,275       450,247
Southern Co.                          38,858     1,302,520
TECO Energy Inc.                      10,200       156,468
TXU Corp.                             12,286       793,184
Xcel Energy Inc.                      20,180       367,276
                                                17,367,021

TOTAL INVESTMENTS IN SECURITIES
   (COST $602,307,872)                         589,741,191

--------------------------------------------------------------------------------


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     7,536,084 $   7,536,084(d)
Money Market Obligations Trust           405           405

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S.Treasury Bill
   2.18%    03/10/05              $1,500,000     1,493,823

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,030,312)                             9,030,312


TOTAL INVESTMENTS
   (COST $611,338,184)                         598,771,503


OTHER ASSETS AND LIABILITIES,
   NET 0.4%                                      2,236,579
                                              ------------

NET ASSETS-- 100%                             $601,008,082
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at December 31, 2004:

                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
   Futures    March 2005       191    $11,590,835  $105,909

See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(e) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

+    Percentages are based on net assets as of December 31, 2004.


Abbreviations:

REIT     Real Estate Investment Trust

--------------------------------------------------------------------------------

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


S&P 500 INDEX FUND

                                                        12/31/04      12/31/03       12/31/02     12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --             --            --           --       4/15/85
Net asset value, beginning of period ................    $20.51        $16.18        $21.19       $24.71        $28.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................      0.36          0.24          0.24         0.22          0.22
   Net realized and unrealized
      gains/(losses) on investments .................      1.79          4.33         (4.98)       (3.25)        (2.90)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......      2.15          4.57         (4.74)       (3.03)        (2.68)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.36          0.24          0.24         0.22          0.22
   Net realized gains ...............................        --            --          0.03         0.27          0.49
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.36          0.24          0.27         0.49          0.71
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................    $22.30        $20.51        $16.18       $21.19        $24.71
========================================================================================================================

TOTAL RETURN (A) ....................................    10.46%        28.27%      (22.37)%     (12.27)%       (9.43)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $601,008      $597,185      $449,173     $650,169      $723,442
   Ratios to average net assets:
      Net investment income .........................     1.62%         1.41%         1.20%        0.99%         0.87%
      Gross expenses ................................     0.40%         0.37%         0.40%        0.39%         0.39%
      Net expenses ..................................     0.40%         0.37%         0.40%        0.39%         0.39%
   Portfolio turnover rate ..........................        5%            5%           11%           7%            5%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.

Statement of Assets
and Liabilities  DECEMBER 31, 2004
-----------------------------------------------------------------------------

                                                                    S&P 500
                                                                  INDEX FUND
-----------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $602,307,872)     $ 589,741,191
   Short-term Investments (at amortized cost) .............         9,030,312
   Receivable for investments sold ........................         2,051,642
   Income receivables .....................................           786,446
   Receivable for fund shares sold ........................           112,303
-----------------------------------------------------------------------------
       TOTAL ASSETS .......................................       601,721,894
-----------------------------------------------------------------------------

LIABILITIES
   Payable for investments purchased ......................            22,349
   Payable for fund shares redeemed .......................           474,311
   Payable to GEAM ........................................           207,602
   Variation margin payable ...............................             9,550
-----------------------------------------------------------------------------
       TOTAL LIABILITIES ..................................           713,812
-----------------------------------------------------------------------------
NET ASSETS ................................................     $ 601,008,082
=============================================================================

NET ASSETS CONSIST OF:
   Capital paid in ........................................       625,188,463
   Undistributed net investment income ....................             8,025
   Accumulated net realized loss ..........................       (11,727,634)
   Net unrealized appreciation/(depreciation) on:
       Investments ........................................       (12,566,681)
       Futures ............................................           105,909
-----------------------------------------------------------------------------
NET ASSETS ................................................     $ 601,008,082
=============================================================================
Shares outstanding ($0.01 par value) ......................        26,956,213
Net asset value per share .................................     $       22.30


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                     S&P 500
                                                                   INDEX FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................     $ 11,631,027
      Interest ...............................................          157,604
-------------------------------------------------------------------------------
    TOTAL INCOME .............................................       11,788,631
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................        2,069,328
      Custody and accounting expenses ........................           47,741
      Professional fees ......................................           88,328
      Trustee's fees .........................................           17,953
      Transfer agent .........................................              181
      Registration and other expenses ........................          116,308
-------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT ....................        2,339,839
      Less: Fee reimbursement from transfer agent (See Note 2)               (9)
-------------------------------------------------------------------------------
      Net expenses ...........................................        2,339,830
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................        9,448,801
===============================================================================
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      REALIZED GAIN ON:
         Investments .........................................        5,666,056
         Futures .............................................        1,667,378
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................       41,484,031
         Futures .............................................         (694,338)
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........       48,123,127
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 57,571,928
===============================================================================

See Notes to Financial Statements.


Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                           S&P 500
                                                                                         INDEX FUND
------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        YEAR ENDED
                                                                              DECEMBER 31,      DECEMBER 31,
                                                                                  2004             2003
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ............................................     $   9,448,801      $   6,987,532
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ........................         7,333,434         (1,054,067)
     Net increase in unrealized appreciation on investments and futures        40,789,693        120,410,360
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..........................        57,571,928        126,343,825
------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................        (9,455,276)        (6,916,329)
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................        (9,455,276)        (6,916,329)
------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ...........        48,116,652        119,427,496
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................        40,343,468         62,009,350
     Value of distributions reinvested ................................         9,455,217          6,916,328
     Cost of shares redeemed ..........................................       (94,091,872)       (40,341,589)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ....................       (44,293,187)        28,584,089
------------------------------------------------------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS .....................................         3,823,465        148,011,585

NET ASSETS
   Beginning of period ................................................       597,184,617        449,173,032
------------------------------------------------------------------------------------------------------------
   End of period ......................................................     $ 601,008,082      $ 597,184,617
============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ....................     $       8,025      $      28,800
------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................         1,921,018          3,438,269
     Issued for distributions reinvested ..............................           423,621            342,392
     Shares redeemed ..................................................        (4,511,931)        (2,423,143)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................................        (2,167,292)         1,357,518
============================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                      Cost of                  Gross Tax               Gross Tax                Unrealized
                  Investments for             Unrealized              Unrealized               Depreciation
                   Tax Purposes              Appreciation            Depreciation             on Investments
------------------------------------------------------------------------------------------------------------
                   $616,258,925              $101,862,392           $(119,349,814)             $(17,487,422)


                      Net Tax
                   Appreciation/
                  (Depreciation)
                  on Derivatives,                                    Undistributed
                   Currency and              Undistributed            Accumulated              Post-October
                 other Net Assets           Ordinary Income          Capital Loss                 Losses
------------------------------------------------------------------------------------------------------------
                       $ --                     $8,025               $(6,700,984)                  $ --


Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                    Expires
--------------------------------------------------------------------------------
                $5,843,181                  12/31/10
                   857,803                  12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $8,102,624 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:
                           Long-Term
           Ordinary         Capital
            Income           Gains           Total
--------------------------------------------------------------------------------
          $9,455,276          $--          $9,455,276

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $9 of those conversion expenses related to the Fund.

3.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .35%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $7,318 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


4.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


                Purchases              Sales
--------------------------------------------------------------------------------
               $28,523,650          $60,687,321

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the S&P 500 Index Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Premier Growth Equity Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Premier Growth Equity Fund                                         Contents
---------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................    1

NOTES TO PERFORMANCE .................................................    5

NOTES TO SCHEDULE OF INVESTMENTS .....................................    5

FINANCIAL STATEMENTS

     Financial Highlights ............................................    6

     Statement of Assets and Liabilities .............................    7

     Statement of Operations .........................................    8

     Statements of Changes in Net Assets .............................    9

     Notes to Financial Statements ...................................   10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............   15

ADDITIONAL INFORMATION ...............................................   16

INVESTMENT TEAM ......................................................   19


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
Q&A

DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987 AND A SENIOR VICE PRESIDENT IN 1989. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE PREMIER GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31?

A. For the twelve-month period ended December 31, 2004, the Premier Growth Fund returned 7.03%. The S&P 500 Index, the Fund's benchmark, advanced 10.88% and the Fund's Lipper group of 171 Large-Cap Growth funds returned an average of 8.04% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In looking at the S&P 500 returns by sector, the two best performing sectors were Energy (+31%) and Utilities (+24%). Conversely, the two worst performing sectors were Technology (+3%) and Healthcare (+2%). In essence, the Fund's portfolio trailed the S&P 500 because we had no weighting in Utilities, a small weighting in Energy, and an overweighted commitment to Technology and Healthcare stocks.

    Premier Growth is a growth-oriented portfolio, meaning we favor companies that can grow at above average rates for many years. Hence, we have consistently held little in Energy, no Utilities and a significant amount in Technology and Healthcare for long-term capital appreciation.

    Yahoo, (+67%), and Carnival Corp, (+ 45%) were among our best performing stocks last year were. On the downside, Intel and Pfizer declined (-27%) and (-24%), respectively.

Q.  WHAT WERE THE SIGNIFICANT CHANGES TO THE FUND OVER THE YEAR?

A. Portfolio turnover was relatively low over the last year at 22%. We own 37 stocks in the Fund, which went up a couple from the prior year. We added several new names to our Healthcare holdings. Specifically, we started positions in United Healthcare, Medtronic, Amgen and Zimmer during the year. We also reduced our weighting in Pharmaceuticals.

    The largest sector in the Fund is Technology at 27%. Financials weigh in at 22%, Healthcare at 20% and Consumer-Discretionary at 16%.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,060.53                           3.65
-----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.22                           3.74
-----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.74% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 6.05%.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                  Premier Growth
                    Equity Fund                   S&P 500
12/12/97                10,000                     10,000
 12/97                  10,346                     10,168
 06/98                  12,193                     11,972
 12/98                  14,125                     13,087
 06/99                  16,968                     14,691
 12/99                  19,247                     15,844
 06/00                  19,145                     15,772
 12/00                  18,241                     14,389
 06/01                  17,172                     13,427
 12/01                  16,574                     12,675
 06/02                  14,685                     11,007
 12/02                  13,091                      9,873
 06/03                  14,779                     11,036
 12/03                  16,876                     12,710
 06/04                  17,032                     13,147
 12/04                  18,062                     14,093





AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE        FIVE       SINCE
                                  YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund        7.03%     -1.26%       8.74%
--------------------------------------------------------------------------------
S&P 500                          10.88%     -2.31%       4.96%
--------------------------------------------------------------------------------
Lipper peer group average*        8.04%     -7.58%        N/A
--------------------------------------------------------------------------------
Inception date                  12/12/97
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 Vodafone Group PLC. ADR                                 4.27%
--------------------------------------------------------------------------------
 Carnival Corp.                                          4.18%
--------------------------------------------------------------------------------
 UnitedHealth Group Inc.                                 4.10%
--------------------------------------------------------------------------------
 Liberty Media Corp. (Series A)                          3.91%
--------------------------------------------------------------------------------
 First Data Corp.                                        3.73%
--------------------------------------------------------------------------------
 State Street Corp.                                      3.56%
--------------------------------------------------------------------------------
 Dover Corp.                                             3.39%
--------------------------------------------------------------------------------
 Molex Inc. (Class A)                                    3.36%
--------------------------------------------------------------------------------
 Home Depot Inc.                                         3.28%
--------------------------------------------------------------------------------
 Comcast Corp. (Class A) (Special)                       3.24%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $137,689 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Information Technology                                 24.6%
Healthcare                                             21.7%
Financials                                             20.3%
Consumer Discretionary                                 18.1%
Telecommunication Services                              4.3%
Short-Term Investments                                  3.5%
Industrials                                             3.4%
Energy                                                  3.0%
Materials                                               1.1%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE LARGE CAP GROWTH PEER GROUP CONSISTING OF 171 AND 91 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

     SEE NOTES TO PERFORMANCE ON PAGE 5 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE



COMMON STOCK -- 96.4%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 18.1%

Carnival Corp.                        99,896  $  5,757,006
Comcast Corp. (Class A)
   (Special)                         135,708     4,456,651(a)
Home Depot Inc.                      105,551     4,511,250
IAC/InterActiveCorp.                  98,010     2,707,036(a)
Liberty Media Corp. (Series A)       490,056     5,380,815(a,c)
Liberty Media International Inc.
   (Series A)                         45,236     2,091,260(a)
                                                24,904,018

ENERGY -- 3.0%

Schlumberger Ltd.                     62,200     4,164,290

FINANCIALS -- 20.3%

AFLAC Inc.                            91,980     3,664,483(c)
American Express Co.                  52,775     2,974,927
American International
   Group Inc.                         65,215     4,282,669
Citigroup Inc.                        67,854     3,269,206
Federal Home Loan Mortgage Corp.      18,848     1,389,098
Federal National Mortgage Assoc.      43,351     3,087,025
SLM Corp.                             82,932     4,427,739
State Street Corp.                    99,896     4,906,892(b)
                                                28,002,039

HEALTHCARE -- 21.6%

Amgen Inc.                            52,776     3,385,580(a)
DENTSPLY International Inc.           35,811     2,012,578
Johnson & Johnson                     67,854     4,303,301
Lincare Holdings Inc.                 73,508     3,135,116(a)
Medtronic Inc.                        45,236     2,246,872
Pfizer Inc.                          133,822     3,598,474
UnitedHealth Group Inc.               64,084     5,641,314
Wyeth                                 65,969     2,809,620
Zimmer Holdings Inc.                  33,927     2,718,231(a)
                                                29,851,086

INDUSTRIALS -- 3.4%

Dover Corp.                          111,205     4,663,938(c)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 24.6%

Certegy Inc.                          58,430   $ 2,076,018
Cisco Systems Inc.                   163,980     3,164,814(a,c)
Dell Inc.                             94,242     3,971,358(a)
First Data Corp.                     120,629     5,131,558
Intel Corp.                           62,199     1,454,835
Intuit Inc.                           94,243     4,147,634(a)
Microsoft Corp.                      160,211     4,279,236
Molex Inc. (Class A)                 173,388     4,620,790
Paychex Inc.                          77,278     2,633,634
Yahoo! Inc.                           64,084     2,414,685(a)
                                                33,894,562

MATERIALS -- 1.1%

Monsanto Co.                          27,468     1,525,847

TELECOMMUNICATION SERVICES -- 4.3%

Vodafone Group PLC. ADR              214,871     5,883,168(c)

TOTAL INVESTMENTS IN SECURITIES
   (COST $113,750,602)                         132,888,948


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $4,800,204)               4,800,204     4,800,204(d)


TOTAL INVESTMENTS
   (COST $118,550,806)                         137,689,152


OTHER ASSETS AND LIABILITIES,
   NET-- 0.1%                                      111,561
                                              ------------

NET ASSETS-- 100%                             $137,800,713
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following short futures contracts open at December 31, 2004 :
                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
   Futures    March 2005        2     $(606,850)   $(3,179)

See Notes to Schedule of Investments on page 5 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+    Percentages are based on net assets as of December 31, 2004.


Abbreviations:

ADR      American Depositary Receipt

--------------------------------------------------------------------------------

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


PREMIER GROWTH EQUITY FUND
                                                        12/31/04     12/31/03        12/31/02      12/31/01          12/31/00
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --             --             --            --           12/12/97
Net asset value, beginning of period ................   $70.46         $54.74         $69.34        $78.68            $88.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.47           0.11           0.03          0.06              0.10
   Net realized and unrealized
      gains/(losses) on investments .................     4.48          15.72         (14.60)        (7.24)            (5.03)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......     4.95          15.83         (14.57)        (7.18)            (4.93)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.46           0.11           0.03          0.07              0.10
   Net realized gains ...............................       --             --             --          2.09              4.94
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.46           0.11           0.03          2.16              5.04
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $74.95         $70.46         $54.74        $69.34            $78.68
==============================================================================================================================
TOTAL RETURN (A) ....................................    7.03%         28.91%       (21.02)%       (9.14)%           (5.23)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  137,801      $143,202        $87,569       $104,185           $90,704
   Ratios to average net assets:
      Net investment income .........................    0.62%          0.20%          0.05%         0.10%             0.15%
      Net expenses ..................................    0.71%          0.70%          0.67%         0.67%             0.67%
      Gross expenses ................................    0.71%          0.70%          0.67%         0.67%             0.68%
   Portfolio turnover rate ..........................      22%            24%            25%           21%               21%




NOTES TO FINANCIAL HIGHLIGHTS
------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.

Statement of Assets
and Liabilities  DECEMBER 31, 2004
------------------------------------------------------------------------------
                                                                    PREMIER
                                                                    GROWTH
                                                                  EQUITY FUND
------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $113,750,602)     $ 132,888,948
   Short-term Investments (at amortized cost) ..............         4,800,204
   Income receivables ......................................           128,216
   Receivable for fund shares sold .........................            69,275
   Variation margin receivable .............................               500
------------------------------------------------------------------------------
       TOTAL  ASSETS .......................................       137,887,143
------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed ........................             1,731
   Payable to GEAM .........................................            84,699
------------------------------------------------------------------------------
       TOTAL LIABILITIES ...................................            86,430
------------------------------------------------------------------------------
NET ASSETS .................................................     $ 137,800,713
==============================================================================
NET ASSETS CONSIST OF:
   Capital paid in .........................................       133,462,159
   Undistributed net investment income .....................             9,215
   Accumulated net realized loss ...........................       (14,805,828)
   Net unrealized appreciation/(depreciation) on:
       Investments .........................................        19,138,346
       Futures .............................................            (3,179)
------------------------------------------------------------------------------
NET ASSETS .................................................     $ 137,800,713
==============================================================================
Shares outstanding ($0.01 par value) .......................         1,838,464
Net asset value per share ..................................     $       74.95
------------------------------------------------------------------------------


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------
                                                                     PREMIER
                                                                     GROWTH
                                                                   EQUITY FUND
------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................     $ 1,788,562
      Interest* ..............................................          61,638
      Less: Foreign taxes withheld ...........................          (9,398)
------------------------------------------------------------------------------
    TOTAL INCOME .............................................       1,840,802
------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................         904,334
      Custody and accounting expenses ........................          34,567
      Professional fees ......................................          21,462
      Trustee's fees .........................................           4,363
      Transfer agent .........................................             234
      Registration and other expenses ........................          22,846
------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT ....................         987,806
      Less: Fee reimbursement from transfer agent (See Note 2)             (16)
------------------------------------------------------------------------------
      Net expenses ...........................................         987,790
------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................         853,012
==============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................         981,954
         Futures .............................................        (172,458)
      INCREASE IN UNREALIZED APPRECIATION ON:
         Investments .........................................       6,999,543
         Futures .............................................          21,871
------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........       7,830,910
------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 8,683,922
==============================================================================


* Income attributable to security lending activity, net of rebate expenses, was $2,843.

See Notes to Financial Statements.


Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                        PREMIER
                                                                                         GROWTH
                                                                                       EQUITY FUND
------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                                 2004               2003
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ............................................     $     853,012      $     219,990
     Net realized gain (loss) on investments and futures ..............           809,496         (6,680,816)
     Net increase in unrealized appreciation on investments and futures         7,021,414         34,309,644
------------------------------------------------------------------------------------------------------------
     Net increase from operations .....................................         8,683,922         27,848,818
------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................          (848,815)          (214,968)
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................          (848,815)          (214,968)
------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ...........         7,835,107         27,633,850
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................        12,671,278         46,129,444
     Value of distributions reinvested ................................           848,814            214,968
     Cost of shares redeemed ..........................................       (26,756,524)       (18,345,570)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..................       (13,236,432)        27,998,842
------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............................        (5,401,325)        55,632,692

NET ASSETS
   Beginning of period ................................................       143,202,038         87,569,346
------------------------------------------------------------------------------------------------------------
   End of period ......................................................     $ 137,800,713      $ 143,202,038
============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ....................     $       9,215      $       5,018
------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................           178,487            734,006
     Issued for distributions reinvested ..............................            11,322              3,096
     Shares redeemed ..................................................          (383,795)          (304,431)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ................................          (193,986)           432,671
============================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                Net Tax
                       Cost of                Gross Tax                Gross Tax              Unrealized
                   Investments for           Unrealized               Unrealized             Appreciation
                    Tax Purposes            Appreciation             Depreciation           on Investments
----------------------------------------------------------------------------------------------------------
                    $124,286,115            $21,462,961              $(8,059,924)            $13,403,037

                       Net Tax
                    Appreciation/
                   (Depreciation)
                   on Derivatives,                                   Undistributed
                    Currency and            Undistributed             Accumulated            Post-October
                  other Net Assets         Ordinary Income           Capital Loss               Losses
----------------------------------------------------------------------------------------------------------
                        $ --                   $9,215                $(9,073,698)                $ --

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                    Amount                  Expires
--------------------------------------------------------------------------------

                 $6,034,994                 12/31/10
                  3,038,704                 12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $1,204,997 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


           Ordinary          Long-Term
            Income         Capital Gains       Total
--------------------------------------------------------------------------------

           $848,815            $ --          $848,815

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $16 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $1,780 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


                Purchases                Sales
--------------------------------------------------------------------------------
               $30,044,877            $45,608,799

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Premier Growth Equity Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Value Equity Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Value Equity Fund                                                Contents
-------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .........................    1

NOTES TO PERFORMANCE ...............................................    6

NOTES TO SCHEDULE OF INVESTMENTS ...................................    6

FINANCIAL STATEMENTS

     Financial Highlights ..........................................    7

     Statement of Assets and Liabilities ...........................    8

     Statement of Operations .......................................    9

     Statements of Changes in Net Assets ...........................   10

     Notes to Financial Statements .................................   11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............   16

ADDITIONAL INFORMATION .............................................   17

INVESTMENT TEAM ....................................................   20


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Value Equity Fund
--------------------------------------------------------------------------------
Q&A

PAUL REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987. MR. REINHARDT HOLDS AN MBA FROM COLUMBIA UNIVERSITY, A BA IN ECONOMICS FROM HARTWICK COLLEGE AND IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUPFOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Value Equity Fund returned 9.57%. By comparison, the S&P 500 Index returned 10.88% for the same period, while the Fund's Lipper peer group of 88 Multi-Cap Value funds returned an average of 17.27%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2004? WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Information Technology and Consumer Discretionary sectors hurt the Fund's performance, while the Energy and Staples sectors helped the performance. Being overweight in Analog Devices and Unisys hurt performance, while being underweight in Cisco, Intel, and the Information Technology sector overall helped. In the Consumer Discretionary sector, not owning eBay, being overweight in Tribune stock, and underweight in Home Depot hurt relative performance; however, being overweight in Target, and not owning Clear Channel or GM helped performance as compared to the S&P 500 index.

     Our investments in the Burlington Resources, ConocoPhillips, and EnCana helped our performance, as did our overweight position in the Energy sector overall. In the Consumer Staples, not owning Coca-Cola, being overweight in Clorox, and underweight in Wal-Mart helped our relative performance.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS AND WHY?

A. In the Energy sector, we have reduced our holdings at the margin as the equities have appreciated in tandem with energy commodities, yet we don't believe oil and gas prices will experience the same surge as in 2004. We have also trimmed back on financial holdings as we feel that earnings growth will be tempered in a rising rate environment. We eliminated SBC because the long-term competitive threats are increasing in the telecom sector. We have added to the Healthcare sector, with a new position in Merck after the Vioxx debacle. We felt that investors' re-assessment of the company's prospects were unduly harsh after the drug withdrawal. We also added to Abbott Labs and Pfizer.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,071.93                           4.10
---------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.86                           4.11
---------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.81% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 7.19%.

Value Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                 Value Equity Fund                S&P 500
4/28/00                 10,000                     10,000
06/00                    9,970                     10,035
09/00                   10,000                      9,934
12/00                    9,979                      9,155
03/01                    9,215                      8,071
06/01                    9,486                      8,543
09/01                    8,401                      7,286
12/01                    9,105                      8,064
03/02                    9,388                      8,088
06/02                    8,357                      7,004
09/02                    6,973                      5,793
12/02                    7,506                      6,282
03/03                    7,220                      6,085
06/03                    8,220                      7,022
09/03                    8,352                      7,209
12/03                    9,311                      8,087
03/04                    9,425                      8,224
06/04                    9,517                      8,365
09/04                    9,425                      8,209
12/04                   10,202                      8,967


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE       THREE       SINCE
                                 YEAR        YEAR     INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                9.57%      3.86%       0.43%
--------------------------------------------------------------------------------
S&P 500                         10.88%      3.60%      -2.31%
--------------------------------------------------------------------------------
Lipper peer group average*      17.27%      6.33%        N/A
--------------------------------------------------------------------------------
Inception date                 4/28/00
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.76%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.94%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.71%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          2.69%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.53%
--------------------------------------------------------------------------------
 Abbott Laboratories                                     2.35%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.32%
--------------------------------------------------------------------------------
 PepsiCo Inc.                                            2.08%
--------------------------------------------------------------------------------
 American International Group Inc.                       2.02%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   1.87%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $37,023 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                              21.0%
Industrials                             12.8%
Information Technology                  11.7%
Consumer Staples                        11.2%
Healthcare                              10.8%
Consumer Discretionary                   8.7%
Energy                                   8.0%
Materials                                6.4%
Utilities                                4.6%
Telecommunication Services               2.6%
Short - Term Investments                 2.2%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MULTI CAP VALUE PEER GROUP CONSISTING OF 88 AND 66 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

     SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

VALUE EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.1%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 8.7%

Comcast Corp. (Class A)                  981  $     32,648(a)
Comcast Corp. (Class A) (Special)      9,516       312,505(a)
Family Dollar Stores Inc.              1,858        58,025
Liberty Media Corp. (Series A)        26,324       289,038(a)
Liberty Media International Inc.
   (Series A)                          1,167        53,950(a)
Lowe's Cos. Inc.                       7,218       415,685
News Corp. (Class A)                  10,613       198,039
Omnicom Group                          4,486       378,260
Target Corp.                          10,723       556,845
Time Warner Inc.                      25,252       490,899(a)
Tribune Co.                            6,370       268,432
Viacom Inc. (Class B)                  4,572       166,375
                                                 3,220,701

CONSUMER STAPLES -- 11.2%

Altria Group Inc.                        858        52,424
Anheuser-Busch Cos. Inc.               7,536       382,301
Avon Products Inc.                     1,433        55,457
Clorox Co.                             9,977       587,945
Colgate-Palmolive Co.                  2,548       130,356
HJ Heinz Co.                           3,542       138,103
Kellogg Co.                            5,413       241,745
Kimberly-Clark Corp.                   8,863       583,274
Pepsi Bottling Group Inc.              1,911        51,673
PepsiCo Inc.                          14,753       770,107
Procter & Gamble Co.                   8,890       489,661
Sara Lee Corp.                        14,329       345,902
Wal-Mart Stores Inc.                   5,944       313,962
                                                 4,142,910

ENERGY -- 7.9%

Burlington Resources Inc.              9,384       408,204
ConocoPhillips Co.                     3,504       304,252
EnCana Corp.                           4,830       275,600
Exxon Mobil Corp.                     27,144     1,391,401
Nabors Industries Ltd.                 1,619        83,038(a)
Occidental Petroleum Corp.             3,184       185,818
Schlumberger Ltd.                      4,458       298,463
                                                 2,946,776

FINANCIALS -- 20.2%

Allstate Corp.                         9,553       494,081
American International Group Inc.     11,411       749,360
Bank of America Corp.                 18,257       857,896
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Blackrock Inc. (Class A)               2,866 $     221,427
Chubb Corp.                            1,857       142,803
CIT Group Inc.                         1,591        72,900
Citigroup Inc.                        20,699       997,278
Federal Home Loan
   Mortgage Corp.                      3,184       234,661
Federal National
   Mortgage Assoc.                     5,944       423,272
Hartford Financial Services
   Group Inc.                          2,867       198,712
JP Morgan Chase & Co.                  7,695       300,182
Marsh & McLennan Cos. Inc.             2,118        69,682
MBNA Corp.                             6,846       192,989
Mellon Financial Corp.                 8,173       254,262
Merrill Lynch & Co. Inc.                 742        44,349
Morgan Stanley                        11,675       648,196
Principal Financial Group              4,985       204,086
Prudential Financial Inc.              3,981       218,796
Rayonier Inc. (REIT)                   1,433        70,088
SLM Corp.                              1,699        90,710
State Street Corp.                     6,900       338,928(b)
US Bancorp                             5,573       174,546
Wachovia Corp.                         1,290        67,854
Waddell & Reed Financial Inc.
   (Class A)                           3,667        87,605
Wells Fargo & Co.                      5,653       351,334
                                                 7,505,997

HEALTHCARE -- 10.8%

Abbott Laboratories                   18,638       869,463
Aetna Inc.                               849       105,913
GlaxoSmithKline PLC. ADR               7,709       365,329
HCA Inc.                               5,572       222,657
Johnson & Johnson                      7,168       454,595
Medco Health Solutions Inc.            1,326        55,162(a)
Merck & Co. Inc.                       5,836       187,569
Pfizer Inc.                           40,546     1,090,282
UnitedHealth Group Inc.                4,165       366,645
Wyeth                                  6,633       282,499
                                                 4,000,114

INDUSTRIALS -- 10.0%

Avery Dennison Corp.                     425        25,487
Burlington Northern
   Santa Fe Corp.                      6,953       328,946
Caterpillar Inc.                         744        72,547
Deere & Co.                            6,475       481,740
Eaton Corp.                            1,487       107,599
Emerson Electric Co.                   1,905       133,540
General Dynamics Corp.                 2,415       252,609
Honeywell International Inc.           5,785       204,847
ITT Industries Inc.                    1,601       135,204
Northrop Grumman Corp.                 9,420       512,071
Pitney Bowes Inc.                      1,024        47,391
--------------------------------------------------------------------------------

See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

VALUE EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Rockwell Collins Inc.                  2,388  $     94,183
3M Co.                                 2,202       180,718
Tyco International Ltd.               15,231       544,356
Union Pacific Corp.                    2,548       171,353
United Technologies Corp.              4,246       438,824
                                                 3,731,415

INFORMATION TECHNOLOGY -- 11.7%

Analog Devices Inc.                    8,762       323,493
Applied Materials Inc.                 9,023       154,293(a)
BMC Software Inc.                      6,190       115,134(a)
Cisco Systems Inc.                    12,381       238,953(a)
Dell Inc.                              1,751        73,787(a)
EMC Corp.                              9,872       146,797(a)
First Data Corp.                       7,431       316,115
Freescale Semiconductor Inc.
   (Class B)                             334         6,132(a)
Hewlett-Packard Co.                    6,634       139,115
Intel Corp.                           16,453       384,836
International Business
   Machines Corp.                      7,006       690,651
Intuit Inc.                            1,061        46,695(a)
Microsoft Corp.                       35,028       935,598
Motorola Inc.                          3,025        52,030
Novell Inc.                            2,124        14,337(a)
Oracle Corp.                          32,191       441,661(a)
Siebel Systems Inc.                    5,115        53,707(a)
Texas Instruments Inc.                 1,486        36,585
Unisys Corp.                          16,191       164,824(a)
                                                 4,334,743

MATERIALS -- 6.4%

Alcan Inc.                             2,493       122,257
Alcoa Inc.                             7,238       227,418
Barrick Gold Corp.                     7,059       170,969
Dow Chemical Co.                       2,984       147,738
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 5,042       192,756
International Paper Co.                4,245       178,290
MeadWestvaco Corp.                     1,858        62,968
Monsanto Co.                           3,026       168,094
Newmont Mining Corp.                   4,670       207,395
Praxair Inc.                           7,388       326,180
Rohm & Haas Co.                        5,042       223,008
Weyerhaeuser Co.                       5,308       356,804
                                                 2,383,877

TELECOMMUNICATION SERVICES -- 2.6%

Sprint Corp.                           9,595       238,436
Verizon Communications Inc.           10,615       430,014
Vodafone Group PLC. ADR               10,985       300,769
                                                   969,219
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 4.6%

American Electric Power Co. Inc.       5,838  $    200,477
Constellation Energy Group Inc.        4,773       208,628
Dominion Resources Inc.                7,696       521,327
Entergy Corp.                          4,882       329,974
Exelon Corp.                           3,716       163,764
PG&E Corp.                             8,438       280,817(a)
                                                 1,704,987

TOTAL COMMON STOCK
   (COST $30,045,630)                           34,940,739

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.4%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund      8,101       247,324
Industrial Select Sector SPDR Fund    32,325     1,004,338

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,079,359)                             1,251,662


TOTAL INVESTMENTS IN SECURITIES
   (COST $31,124,989)                           36,192,401

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $830,329)                   830,329       830,329(c)


TOTAL INVESTMENTS
   (COST $31,955,318)                           37,022,730


OTHER ASSETS AND LIABILITIES-- 0.3%                105,724
                                               -----------


NET ASSETS-- 100%                              $37,128,454
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Value Equity Fund had the following long futures contracts open at December 31, 2004:
                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
   Futures    March 2005        1      $303,425     $2,063


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Russell 1000 Value Index (Russell 1000 Value) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+    Percentages are based on net assets as of December 31, 2004.


Abbreviations:

ADR      American Depositary Receipt

REIT     Real Estate Investment Trust

SPDR     Standard & Poors Depository Receipts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


VALUE EQUITY FUND

                                                        12/31/04     12/31/03      12/31/02    12/31/01    12/31/00(B)
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --           --           --           --      4/28/00
Net asset value, beginning of period ................  $   9.02        $7.36        $9.01        $9.93       $10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................      0.11         0.11         0.07         0.05         0.05
   Net realized and unrealized
      gains/(losses) on investments .................      0.75         1.66        (1.65)       (0.92)       (0.07)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......      0.86         1.77        (1.58)       (0.87)       (0.02)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.11         0.11         0.07         0.05         0.05
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.11         0.11         0.07         0.05         0.05
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................  $   9.77        $9.02        $7.36        $9.01        $9.93
=======================================================================================================================
TOTAL RETURN (A) ....................................     9.57%       24.05%      (17.57)%      (8.75)%      (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........   $37,128      $29,989      $24,623      $18,202      $10,182
   Ratios to average net assets:
      Net investment income* ........................     1.26%        1.16%        1.01%        0.76%        0.71%
      Gross expenses* ...............................     0.80%        0.73%        0.74%        0.79%        0.84%
      Net expenses* .................................     0.80%        0.73%        0.74%        0.79%        0.84%
   Portfolio turnover rate ..........................       53%          78%          76%         103%          28%



NOTES TO FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

*    Annualized for periods less than one year.


See Notes to Financial Statements.

Statement of Assets
and Liabilities DECEMBER 31, 2004
---------------------------------------------------------------------------
                                                                   VALUE
                                                                   EQUITY
                                                                    FUND
---------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $31,124,989)     $ 36,192,401
   Short-term Investments (at amortized cost) ............          830,329
   Income receivables ....................................           45,500
   Receivable for fund shares sold .......................           88,401
---------------------------------------------------------------------------
       TOTAL ASSETS ......................................       37,156,631
---------------------------------------------------------------------------

LIABILITIES
   Payable for investments purchased .....................            3,078
   Payable to GEAM .......................................           24,849
   Variation margin payable ..............................              250
---------------------------------------------------------------------------
       TOTAL LIABILITIES .................................           28,177
---------------------------------------------------------------------------
NET ASSETS ...............................................     $ 37,128,454
===========================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................       33,560,166
   Undistributed net investment income ...................            2,406
   Accumulated net realized loss .........................       (1,503,593)
   Net unrealized appreciation on:
       Investments .......................................        5,067,412
       Futures ...........................................            2,063
---------------------------------------------------------------------------
NET ASSETS ...............................................     $ 37,128,454
===========================================================================
Shares outstanding ($0.01 par value) .....................        3,802,107
Net asset value per share ................................     $       9.77


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------
                                                                       VALUE
                                                                      EQUITY
                                                                       FUND
------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................     $   684,248
      Interest* ..............................................           9,691
      Less: Foreign taxes withheld ...........................          (1,615)
------------------------------------------------------------------------------
    TOTAL INCOME .............................................         692,324
------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................         220,115
      Custody and accounting expenses ........................          37,808
      Professional fees ......................................           4,745
      Trustee's fees .........................................             965
      Transfer agent .........................................             222
      Registration and other expenses ........................           4,805
------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT ....................         268,660
      Less: Fee reimbursement from transfer agent (See Note 2)             (13)
------------------------------------------------------------------------------
      Net expenses ...........................................         268,647
------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................         423,677
==============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments .........................................       1,430,229
         Futures .............................................          19,845
         Foreign currency transactions .......................               8
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................       1,309,276
         Futures .............................................           2,063
         Foreign currency transactions .......................              (7)
------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........       2,761,414
------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 3,185,091
==============================================================================

* Income attributable to security lending activity, net of rebate expenses, was $1,528.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                              VALUE
                                                                             EQUITY
                                                                               FUND
----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      YEAR ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      2004            2003
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................................     $    423,677      $    358,989
     Net realized gain (loss) on investments ..............        1,450,082          (355,230)
     Net increase in unrealized appreciation on investments        1,311,332         6,960,103
----------------------------------------------------------------------------------------------
     Net increase from operations .........................        3,185,091         6,963,862
----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ................................         (424,576)         (356,078)
----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................         (424,576)         (356,078)
----------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions        2,760,515         6,607,784
----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .........................        6,996,302         9,810,531
     Value of distributions reinvested ....................          424,564           356,078
     Cost of shares redeemed ..............................       (3,042,386)      (11,408,313)
----------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ......        4,378,480        (1,241,704)
----------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................        7,138,995         5,366,080

NET ASSETS
   Beginning of period ....................................       29,989,459        24,623,379
----------------------------------------------------------------------------------------------
   End of period ..........................................     $ 37,128,454      $ 29,989,459
==============================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ........     $      2,406      $      3,297
----------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..........................................          766,154         1,250,913
     Issued for distributions reinvested ..................           43,500            40,054
     Shares redeemed ......................................         (333,250)       (1,310,320)
----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................          476,404           (19,353)
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                Net Tax
                        Cost of                Gross Tax               Gross Tax              Unrealized
                    Investments for           Unrealized              Unrealized             Appreciation
                     Tax Purposes            Appreciation            Depreciation           on Investments
----------------------------------------------------------------------------------------------------------
                     $32,358,260              $5,457,898              $(793,428)              $4,664,470


                        Net Tax
                     Appreciation/
                    (Depreciation)
                    on Derivatives,                                  Undistributed
                     Currency and            Undistributed            Accumulated            Post-October
                   other Net Assets         Ordinary Income          Capital Loss               Losses
----------------------------------------------------------------------------------------------------------
                         $  --                  $2,406               $(1,098,588)                $  --

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                   Amount                  Expires
--------------------------------------------------------------------------------

                 $570,001                  12/31/10
                  528,587                  12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $1,248,052 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

                            Long-Term
           Ordinary          Capital
            Income            Gains          Total
--------------------------------------------------------------------------------
           $424,576           $ --         $424,576

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $13 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $478 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


                Purchases                Sales
--------------------------------------------------------------------------------
               $21,155,160            $17,382,678

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Value Equity Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected
and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected
and qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected
and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Mid-Cap Equity Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Mid-Cap Equity Fund                                           Contents
----------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .......................   1

NOTES TO PERFORMANCE .............................................   7

NOTES TO SCHEDULE OF INVESTMENTS .................................   7

FINANCIAL STATEMENTS

     Financial Highlights ........................................   8

     Statement of Assets and Liabilities .........................   9

     Statement of Operations .....................................  10

     Statements of Changes in Net Assets .........................  11

     Notes to Financial Statements ...............................  12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........  17

TAX INFORMATION ..................................................  18

ADDITIONAL INFORMATION ...........................................  19

INVESTMENT TEAM ..................................................  22


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Q&A

DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND (FORMERLY NAMED THE MID-CAP VALUE EQUITY FUND). SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 1, 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Mid-Cap Equity Fund posted an increase of 16.02%. The Russell Mid-Cap Core Index benchmark advanced 20.17% and the Lipper peer group of 77 Mid-Cap Core Funds returned an average of 16.47% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. The Mid-Cap Equity Fund underperformed its benchmark due to an underweight in the Utility and REIT sectors, and within the Consumer Discretionary sector, due to an overweight in Media stocks, along with an underweight in the strong performing Homebuilding and Lodging industries. Underperformance in some individual holdings due to company specific issues also hampered returns. Given our expectations for higher interest rates in 2004, we underweighted the Utility, REIT and Homebuilding Industries. However these stocks continued to perform well in a relatively benign interest rate environment. Within the Consumer Discretionary sector, our overweight in media detracted from performance, as advertising growth lagged expectations. Among specific issues, the New York Times was negatively affected by its exposure to lagging New York and Boston economies. Further, LeapFrog, an educational toy company, suffered from decreased demand for its core LeapPad product and aggressive discounting among toy retailers. We continued to be hurt within the Information Technology sector by the strong stock performance of Apple Computer, which we did not own, and underperformance by Molex and Unisys. Finally, specialty pharmaceutical company Watson Pharmaceuticals, was negatively impacted by increased competition in the generic oral contraceptive market. On the positive side, our overweight in the Industrial sector, and within that, the Commercial Services and Defense industries, along with solid stock selection in Financials, Energy, and Information Technology sectors fueled strong absolute performance. Within Industrials, defense companies, United Defense and L-3 Communications, benefited from strength in defense spending. Within Financials, we benefited from our investments in asset management companies including Affiliated Managers, Legg Mason, and Calamos Asset Management, which benefited from improved financial markets. Energy stocks, Valero and Weatherford International, along with coal company Peabody Energy delivered above-market returns. And, within the Information Technology sector, we benefited from positive performance from telecommunication equipment companies, Comverse Technology and Harris Corporation.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
Q&A

Q.   WHAT INVESTMENT STRATEGIES AND TECHNIQUES HAVE BEEN EMPLOYED BY THE FUND?

A. We continue to focus on investing in attractively valued companies with solid earnings prospects, strong market share, and superior long-term fundamentals. New companies being purchased in the Fund must be priced reasonably based on expectations for future earnings and cash flow growth, as well as reasonable valuation relative to its peer group. We believe, companies which offer attractive products or services, and which have a high quality management team focused on generating shareholder value, will deliver above average revenue and earnings growth, and therefore produce superior returns over the long term.

Q.   WHICH INVESTMENTS STAND OUT?

A. Economically sensitive sectors, including the Industrials, Energy and Basic Material sectors were a major focus for investors over the past twelve-month period ended December 31, 2004. The Fund's performance benefited from these trends. Within Energy, Valero returned 97% and Weatherford International returned 43%, while coal company Peabody Energy returned 96%. Defense company, United Defense, within the Industrials sector appreciated 48%, while Harris Corp., which garners two-thirds of its revenues from Defense, returned 64%. Strong stock selection in Financials included Affiliated Managers, up 46%, Legg Mason, up 44%, and Calamos Asset Management, up 50%. Within Healthcare, Caremark, a pharmacy benefits manager, rose 46% and Kinetic Concepts, a medical device company, which came public in 2004, appreciated 156%. Real estate services firm, CB Richard Ellis, up 77%, benefited from an improving real estate leasing market, as well as strong commercial real estate sales due to the low interest rate environment.

On the negative side, Leapfrog Enterprises declined 48.7%. Unisys, down 31.5% also detracted from performance. Finally, the portfolio was negatively impacted by not owning Apple Computer which appreciated 201% and is a constitutent of the Russell MidCap Index.

Q.   WHAT WERE THE SIGNIFICANT CHANGES TO THE FUND OVER THE YEAR?

A. Due to the portfolio manager change effective August 31, 2004, and the benchmark change to the Russell Mid-Cap Core Index from the Russell Mid-Cap Value Index, we made some modifications to the Fund. We continued to position the portfolio for an economic recovery by maintaining our overweights in the Industrials and Energy sectors. We remained concerned about the prospects for higher interest rates going forward, and therefore maintained an underweight in Financials, and in the Regional Banks in particular. With fewer tax and spending incentives, we were less sanguine about consumer spending and the Consumer Discretionary sector in general. With a focus more on growth, we continued to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, Healthcare and Information Technology companies represented a more meaningful percentage of the portfolio.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                   PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,102.76                           3.65
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.31                           3.64
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.72% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 10.28%.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                      Mid-Cap               Russel MidCap             Russel
                     Equity Fund             Value Index           MidCap Index
5/1/97                  10,000                 10,000                 10,000
06/97                   11,450                 10,983                 11,085
12/97                   13,256                 12,877                 12,690
06/98                   14,975                 13,798                 13,849
12/98                   14,142                 13,525                 13,966
06/99                   17,393                 14,574                 15,410
12/99                   16,583                 13,515                 16,507
06/00                   15,869                 13,402                 17,342
12/00                   17,958                 16,093                 17,870
06/01                   18,343                 16,626                 17,521
12/01                   18,016                 16,472                 16,862
06/02                   18,005                 16,944                 15,900
12/02                   15,536                 14,886                 14,134
06/03                   17,476                 16,840                 16,322
12/03                   20,654                 20,554                 19,803
06/04                   21,729                 22,023                 21,119
12/04                   23,963                 25,409                 23,797


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                 ONE       FIVE       SINCE
                                YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund            16.02%      7.64%     12.07%
--------------------------------------------------------------------------------
Russell MidCap Value Index     23.62%     13.46%     12.93%
--------------------------------------------------------------------------------
Russell MidCap Index*          20.17%      7.59%     11.97%
--------------------------------------------------------------------------------
Lipper peer group average**    16.47%      9.04%      N/A
--------------------------------------------------------------------------------
Inception date                     5/1/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 Barr Pharmaceuticals Inc.                               1.71%
--------------------------------------------------------------------------------
 Everest Re Group Ltd.                                   1.54%
--------------------------------------------------------------------------------
 Thermo Electron Corp.                                   1.53%
--------------------------------------------------------------------------------
 Danaher Corp.                                           1.45%
--------------------------------------------------------------------------------
 Legg Mason Inc.                                         1.41%
--------------------------------------------------------------------------------
 Harris Corp.                                            1.40%
--------------------------------------------------------------------------------
 Caremark Rx Inc.                                        1.38%
--------------------------------------------------------------------------------
 Cb Richard Ellis Group Inc. (Class A)                   1.38%
--------------------------------------------------------------------------------
 L-3 Communications Holdings Inc.                        1.34%
--------------------------------------------------------------------------------
 Dentsply International Inc.                             1.28%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $260,629 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Information Technology                                 16.9%
Healthcare                                             16.0%
Financials                                             14.7%
Short Term                                             12.0%
Consumer Discretionary                                 11.7%
Industrials                                            10.9%
Energy                                                  5.7%
Utilities                                               4.0%
Materials                                               4.0%
Consumer Staples                                        3.7%
Telecommunication Services                              0.4%


* EFFECTIVE AUGUST 31, 2004, THE RUSSELL MIDCAP INDEX REPLACED THE RUSSELL MIDCAP VALUE INDEX AS THE BENCHMARK USED TO MEASURE THE FUND'S PERFORMANCE.

** LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE MIDCAP CORE PEER GROUP CONSISTING OF 77 AND 34 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

     SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

     PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                               MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.7%

Bed Bath & Beyond Inc.                75,601   $ 3,011,188(a)
CDW Corp.                             32,978     2,188,090
Cheesecake Factory                    48,468     1,573,756(a)
DreamWorks Animation SKG Inc.
    (Class A)                         14,219       533,355(a)
Family Dollar Stores Inc.             55,631     1,737,356
Federated Department Stores           21,061     1,217,115(c)
Getty Images Inc.                     35,074     2,414,845(a)
IAC/InterActiveCorp.                  19,868       548,754(a)
Jones Apparel Group Inc.              61,592     2,252,419(d)
Macrovision Corp.                     50,465     1,297,960(a,d)
Michaels Stores Inc.                 104,905     3,144,003
Pulte Homes Inc.                      15,895     1,014,101
Regal Entertainment Group
   (Class A)                          87,612     1,817,949(d)
The E.W. Scripps Co. (Class A)        45,818     2,212,093(d)
Univision Communications Inc.
   (Class A)                          52,452     1,535,270(a)
Westwood One Inc.                     75,899     2,043,960(a)
Williams-Sonoma Inc.                  52,850     1,851,864(a)
                                                30,394,078

CONSUMER STAPLES -- 4.1%

Clorox Co.                            37,750     2,224,608
Kroger Co.                            79,156     1,388,396(a,c)
Pepsi Bottling Group Inc.             45,697     1,235,647
Reynolds American Inc.                23,246     1,827,136(d)
The Estee Lauder Cos.
   Inc. (Class A)                     26,074     1,193,407
Weight Watchers International Inc.    45,300     1,860,471(a,d)
                                                 9,729,665

ENERGY -- 6.2%

BJ Services Co.                       38,108     1,773,546
Devon Energy Corp.                    57,940     2,255,025
GlobalSantaFe Corp.                   67,787     2,244,428
Murphy Oil Corp.                      25,829     2,077,943
Nabors Industries Ltd.                18,875       968,099(a)
Pioneer Natural Resources Co.         71,910     2,524,041
Valero Energy Corp.                   36,207     1,643,798
Weatherford International Ltd.        27,418     1,406,543(a)
                                                14,893,423

FINANCIALS -- 16.0%

Affiliated Managers Group             44,704     3,028,249(a,d)
Banknorth Group Inc.                  66,353     2,428,520
Calamos Asset Management Inc.
   (Class A)                          76,960     2,077,920(a)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
CB Richard Ellis Group Inc.
   (Class A)                         107,093   $ 3,592,970(a)
City National Corp.                   29,008     2,049,415
Everest Re Group Ltd.                 44,903     4,021,513
Greenhill & Co. Inc.                  27,816       798,319(d)
Hartford Financial Services
   Group Inc.                         31,329     2,171,413
HCC Insurance Holdings Inc.           73,513     2,434,751
Legg Mason Inc.                       50,068     3,667,982
M&T Bank Corp.                        15,485     1,669,902
Maguire Properties Inc. (REIT)        44,520     1,222,519
MBIA Inc.                             19,868     1,257,247
North Fork Bancorporation Inc.       100,732     2,906,118
SEI Investments Co.                   57,420     2,407,621
Zions Bancorp                         37,111     2,524,661
                                                38,259,120

HEALTHCARE -- 17.4%

Alcon Inc.                            40,134     3,234,800
Amylin Pharmaceuticals Inc.           77,487     1,810,096(a,d)
Barr Pharmaceuticals Inc.             97,951     4,460,689(a)
Biogen Idec Inc.                      48,976     3,262,291(a)
Caremark Rx Inc.                      91,415     3,604,493(a)
DENTSPLY International Inc.           59,406     3,338,617
Gilead Sciences Inc.                  73,173     2,560,323(a)
Henry Schein Inc.                     38,097     2,653,075(a)
IVAX Corp.                            66,311     1,049,040(a)
Kinetic Concepts Inc.                 29,803     2,273,969(a)
Manor Care Inc.                       50,036     1,772,775
Martek Biosciences Corp.              38,544     1,973,453(a,d)
Quest Diagnostics                     31,988     3,056,453(d)
Smith & Nephew PLC. ADR               53,693     2,779,150
Thermo Electron Corp.                131,847     3,980,461(a)
                                                41,809,685

INDUSTRIALS -- 11.8%

AGCO Corp.                            55,631     1,217,763(a,d)
ChoicePoint Inc.                      43,710     2,010,223(a)
Corinthian Colleges Inc.              94,176     1,774,747(a,d)
Corporate Executive Board Co.         30,200     2,021,588
CoStar Group Inc.                     22,112     1,021,132(a)
Danaher Corp.                         65,888     3,782,630
Dover Corp.                           38,942     1,633,227
DST Systems Inc.                      39,339     2,050,349(a)
Harsco Corp.                          46,381     2,585,277
L-3 Communications Holdings Inc.      47,684     3,492,376
MoneyGram International Inc.         117,624     2,486,571
Rockwell Collins Inc.                 49,671     1,959,024
Stericycle Inc.                       50,068     2,300,625(a)
                                                28,335,532

INFORMATION TECHNOLOGY -- 18.3%

Affiliated Computer Services Inc.
    (Class A)                         50,654     3,048,864(a)
Analog Devices Inc.                   41,140     1,518,889(c)
Cogent Inc.                           31,042     1,024,386(a,d)
Comverse Technology Inc.             127,158     3,109,013(a)
--------------------------------------------------------------------------------

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

MID-CAP EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Fiserv Inc.                           30,498   $ 1,225,715(a)
Harris Corp.                          59,208     3,658,462
Intuit Inc.                           49,106     2,161,155(a)
Lexmark International Inc.
   (Class A)                          20,664     1,756,440(a)
Linear Technology Corp.               37,750     1,463,190
Manhattan Associates Inc.             69,539     1,660,591(a,d)
Mettler Toledo
   International Inc.                 45,470     2,333,066(a)
Microchip Technology Inc.             65,168     1,737,379
Molex Inc. (Class A)                 123,979     3,304,040(c)
NAVTEQ Corp.                          21,855     1,013,198(a)
Novellus Systems Inc.                 31,789       886,595(a)
Paychex Inc.                          28,213       961,499
Polycom Inc.                          76,553     1,785,216(a)
RF Micro Devices Inc.                127,356       871,115(a,d)
Sanmina-SCI Corp.                    128,839     1,091,266(a)
Siebel Systems Inc.                  121,197     1,272,569(a)
Sungard Data Systems Inc.             61,312     1,736,969(a)
Sycamore Networks Inc.               208,603       846,928(a,d)
Symantec Corp.                        53,558     1,379,654(a)
Synopsys Inc.                         60,003     1,177,259(a)
Take-Two Interactive
   Software Inc.                      41,724     1,451,578(a,d)
Veritas Software Corp.                53,247     1,520,202(a)
                                                43,995,238

MATERIALS -- 4.4%

Cabot Corp.                           35,763     1,383,313
Martin Marietta Materials Inc.        33,975     1,823,100
Peabody Energy Corp.                  14,658     1,185,979
Phelps Dodge Corp.                     8,742       864,759
Praxair Inc.                          56,904     2,512,312
Rohm & Haas Co.                       21,394       946,257
Sealed Air Corp.                      32,860     1,750,452(a)
                                                10,466,172

TELECOMMUNICATION SERVICES -- 0.4%

Telephone & Data Systems Inc.         13,291     1,022,742

UTILITIES -- 4.4%

Ameren Corp.                          43,710     2,191,619
Cinergy Corp.                         45,697     1,902,366
DTE Energy Co.                        44,505     1,919,501
PPL Corp.                             39,737     2,117,187
SCANA Corp.                           61,686     2,430,428
                                                10,561,101

TOTAL INVESTMENTS IN SECURITIES
   (COST $190,582,415)                         229,466,756


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    11,478,733   $11,478,733(e)
State Street Navigator Securities
   Lending Prime Portfolio        19,683,497    19,683,497(b,f)

TOTAL SHORT-TERM INVESTMENTS
   (COST $31,162,230)                           31,162,230


TOTAL INVESTMENTS
   (COST $221,744,645)                         260,628,986


LIABILITIES IN EXCESS OF OTHER
    ASSETS, NET (8.7)%                         (20,797,498)
                                              ------------


NET ASSETS-- 100%                             $239,831,488
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Equity Fund had the following short futures contract open at December 31, 2004:
                               NUMBER    CURRENT
                  EXPIRATION     OF     NOTIONAL   UNREALIZED
DESCRIPTION          DATE     CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400    March 2005      4   $(1,330,700) $(24,275)


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell Mid Cap Index (Russell Mid Cap) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise each index. Russell Mid Cap is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures.

(d)  All or a portion of the security is out on loan.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(f) All or a portion of the security purchased with collateral from securities lending.

+    Percentages are based on net assets as of December 31, 2004.


Abbreviations:

ADR       American Depositary Receipt

REIT      Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


MID-CAP EQUITY FUND
                                                     12/31/04(C)   12/31/03       12/31/02     12/31/01    12/31/00(B)
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --           --             --           --       5/1/97
Net asset value, beginning of period ................  $17.48        $13.30        $15.66       $16.31       $15.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................    0.17          0.19          0.12         0.11         0.16
   Net realized and unrealized
      gains/(losses) on investments .................    2.63          4.19         (2.28)       (0.06)        1.11
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......    2.80          4.38         (2.16)        0.05         1.27
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................    0.14          0.18          0.12         0.11         0.16
   Net realized gains ...............................    1.81          0.02          0.08         0.59         0.58
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................    1.95          0.20          0.20         0.70         0.74
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................  $18.33        $17.48        $13.30       $15.66       $16.31
=========================================================================================================================
TOTAL RETURN (A) ....................................   16.02%        32.94%     (13.76)%         0.33%        8.29%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $239,831      $226,929      $170,422     $179,044     $117,586
   Ratios to average net assets:
      Net investment income .........................    0.89%         1.36%         0.82%        0.85%        1.05%
      Gross expenses ................................    0.70%         0.69%         0.68%        0.68%        0.70%
      Net expenses ..................................    0.70%         0.69%         0.68%        0.68%        0.70%
   Portfolio turnover rate ..........................      78%           28%           37%          42%          95%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(c) As of August 31, 2004, the Fund's name was changed to Mid-Cap Equity Fund from Mid-Cap Value Equity Fund.


See Notes to Financial Statements.

Statement of Assets
and Liabilities DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                     MID-CAP
                                                                     EQUITY
                                                                      FUND
-------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost  $190,582,415)     $ 229,466,756
   Short-term Investments (at amortized cost) ...............        31,162,230
   Income receivables .......................................           178,224
   Receivable for fund shares sold ..........................             1,359
-------------------------------------------------------------------------------
       TOTAL  ASSETS ........................................       260,808,569
-------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .................        19,683,498
   Payable for investments purchased ........................         1,133,108
   Payable for fund shares redeemed .........................            13,904
   Payable to GEAM ..........................................           142,871
   Variation margin payable .................................             3,700
-------------------------------------------------------------------------------
       TOTAL LIABILITIES ....................................        20,977,087
-------------------------------------------------------------------------------
NET ASSETS ..................................................     $ 239,831,488
===============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................       199,796,802
   Undistributed net investment income ......................           119,985
   Accumulated net realized gain ............................         1,054,635
   Net unrealized appreciation/(depreciation) on:
       Investments ..........................................        38,884,341
       Futures ..............................................           (24,275)
-------------------------------------------------------------------------------
NET ASSETS ..................................................     $ 239,831,488
===============================================================================
Shares outstanding ($0.01 par value) ........................        13,082,724
Net asset value per share ...................................     $       18.33


*    Includes $19,140,983 of securities on loan.

See Notes to Financial Statements.


Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------
                                                                              MID-CAP
                                                                               EQUITY
                                                                                FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................................     $  3,141,747
      Interest* .......................................................          140,201
      Less: Foreign taxes withheld ....................................           (1,073)
----------------------------------------------------------------------------------------
    TOTAL INCOME ......................................................        3,280,875
----------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ................................        1,470,393
      Custody and accounting expenses .................................           40,615
      Professional fees ...............................................           33,436
      Trustee's fees ..................................................            6,796
      Transfer agent ..................................................              170
      Registration and other expenses .................................           31,670
----------------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT .............................        1,583,080
      Less: Fee reimbursement from transfer agent (See Note 2) ........               (6)
----------------------------------------------------------------------------------------
      Net expenses ....................................................        1,583,074
----------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .............................................        1,697,801
========================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................................       22,598,277
         Futures ......................................................         (125,550)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments ..................................................        9,421,355
         Futures ......................................................          (22,050)
----------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments ...............................................       31,872,032
----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............     $ 33,569,833
========================================================================================


* Income attributable to security lending activity, net of rebate expenses, was $17,358.

See Notes to Financial Statements.


Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                        MID-CAP
                                                                                         EQUITY
                                                                                          FUND
------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                                 2004               2003
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ............................................     $   1,697,801      $   2,604,657
     Net realized gain on investments and futures .....................        22,472,727          3,394,172
     Net increase in unrealized appreciation on investments and futures         9,399,305         50,233,283
------------------------------------------------------------------------------------------------------------
     Net increase from operations .....................................        33,569,833         56,232,112
------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ............................................        (1,626,264)        (2,360,433)
     Net realized gains ...............................................       (21,434,077)          (193,528)
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................................       (23,060,341)        (2,553,961)
------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ...........        10,509,492         53,678,151
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .....................................        11,551,811         37,465,086
     Value of distributions reinvested ................................        23,060,403          2,553,961
     Cost of shares redeemed ..........................................       (32,218,761)       (37,191,015)
------------------------------------------------------------------------------------------------------------
     Net increase from share transactions .............................         2,393,453          2,828,032
------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS .......................................        12,902,945         56,506,183

NET ASSETS
   Beginning of period ................................................       226,928,543        170,422,360
------------------------------------------------------------------------------------------------------------
   End of period ......................................................     $ 239,831,488      $ 226,928,543
============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ....................     $     119,985      $     131,180
------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ......................................................           635,489          2,442,359
     Issued for distributions reinvested ..............................         1,258,756            147,543
     Shares redeemed ..................................................        (1,794,333)        (2,422,354)
------------------------------------------------------------------------------------------------------------
   Net increase in fund shares ........................................            99,912            167,548
============================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Effective August 31, 2004, the name of the GE Investments Mid-Cap Equity Fund was changed from GE Investments Mid-Cap Value Equity Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                        Cost of                 Gross Tax                 Gross Tax             Unrealized
                    Investments for            Unrealized                Unrealized            Appreciation
                     Tax Purposes             Appreciation              Depreciation          on Investments
------------------------------------------------------------------------------------------------------------
                     $222,133,818             $40,088,445               $(1,593,277)           $38,495,168


                        Net Tax
                     Appreciation/
                    (Depreciation)
                    on Derivatives,
                     Currency and             Undistributed             Undistributed          Post-October
                   other Net Assets          Ordinary Income           Long-Term Gains            Losses
------------------------------------------------------------------------------------------------------------
                         $  --                  $797,729                  $741,789                 $  --


Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

As of December 31, 2004, the Fund has no capital loss carryover. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:
                           Long-Term
           Ordinary         Capital
            Income           Gains           Total
--------------------------------------------------------------------------------
          $2,345,466      $20,714,875     $23,060,341

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $6 of those conversion expenses related to the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.

4.  AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $3,000 was charged to the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   SUB-ADVISORY FEES

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Equity Fund assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, the previous Sub-Advisers to the Mid-Cap Equity Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


               Purchases               Sales
--------------------------------------------------------------------------------
              $169,361,209          $190,287,847

SECURITY LENDING At December 31, 2004, the Fund participated in securities lending:


                Loaned
            securities at              Cash
             market value            Collateral
--------------------------------------------------------------------------------
              $19,140,983           $19,683,498

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Mid Cap Equity Fund (formerly the "Mid Cap Value Equity Fund"), a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2004, the Fund paid to shareholders of record on December 28, 2004 $1.75142 per share of long-term capital gain dividends reported on Form 1099-DIV for 2004.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

GE Investments Funds, Inc.
Small-Cap Value Equity Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Small-Cap Value Equity Fund                                      Contents
-------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .........................    1

NOTES TO PERFORMANCE ...............................................    7

NOTES TO SCHEDULE OF INVESTMENTS ...................................    7

FINANCIAL STATEMENTS

     Financial Highlights ..........................................    8

     Statement of Assets and Liabilities ...........................    9

     Statement of Operations .......................................   10

     Statements of Changes in Net Assets ...........................   11

     Notes to Financial Statements .................................   12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............   16

TAX INFORMATION ....................................................   17

ADDITIONAL INFORMATION .............................................   18

INVESTMENT TEAM ....................................................   21


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Small-Cap Value Equity Fund
--------------------------------------------------------------------------------
Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS THE SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE FUND SINCE ITS INCEPTION.

THE FUND IS MANAGED BY AN INVESTMENT ADVISORY COMMITTEE (SENIOR INVESTMENT COMMITTEE) COMPOSED OF THE FOLLOWING MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN, DENNISON VERU AND RICHARD WHITMAN. MR. FEILER, CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT-INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

Q. HOW DID THE SMALL CAP VALUE FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve months ended December 31, 2004, the Small Cap Value Fund returned 15.15%. The Russell 2000 Index, the Fund's benchmark, returned 18.33% and the Fund's Lipper peer group of 114 Small Cap Core funds returned an average of 17.47% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Small caps outperformed large caps for the sixth consecutive year, marking the longest streak of small cap outperformance in the history of the Russell Indices. This milestone occurred despite events that included oil peaking over $50, Fed Funds hikes totaling 125 bps, a weakening US economic outlook and muted inflation concerns, and the unsettling Iraq situation. Reversing 2003's trend, valuation again mattered to investors. The post-election rally was broad-based and included all sectors of the Index.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPLEMENTED BY THE FUND IMPACTED PERFORMANCE?

A. Our strategy has and always will be to invest in companies with strong valuation metrics. For most of 2003, the market drivers were based purely on speculation and not on valuation. The speculative aberration has reversed and valuation metrics have regained their rightful position in determining investment success. We believe strong stock selection combined with disciplined buying and selling is imperative to Fund performance.

Q. WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Fund's lower relative sector exposure in the Consumer Staples, Energy, Financials, Information Technology, Materials, and Utilities sectors detracted 48 basis points from the total return. The Fund had no holdings in the Telecommunication Services sector, which added 17 basis points during the period. The Fund's higher relative allocation in Consumer Discretionary, Healthcare, and Industrials sectors contributed an aggregate of 33 basis points. The Fund carried 4.3% cash position on average during the year, which detracted 111 basis points from return.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. Lagging relative results in the Financials, Information Technology, and Materials sectors and the Fund's cash holdings hindered the return. It is important to note that mid-to-larger capped small stocks have outperformed the micro-caps, reversing last year's trend. Stable companies with strong financials, attractive valuations, and the ability to internally generate growth have regained a rational position within the investment universe.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant year-over-year changes in sector allocation include reductions in the Healthcare, Information Technology, and Materials sectors and increases in the Consumer Discretionary, Financials, and Industrials sectors. Profit taking and

Small-Cap Value Equity Fund
--------------------------------------------------------------------------------
Q&A

    realignment of positions lowered our exposure to Materials and Healthcare slightly. Our exposure to the Consumer Discretionary and Industrials sector increased significantly over the twelve-month period as the outlook and results within the sectors provided strong results.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A.  Among the top contributors to return over the last twelve months were:
    Centene (+166 bps), American Eagle Outfitters (+154 bps), DRS Technologies (+103bps), Micros Systems (+93 bps) and Advanced Medical Optics (+83 bps). The common theme remains: catalyst for profitability, cash flow and cash earnings. Among the detractors were Amkor Technology (-85 bps), Vishay Intertechnology (-67 bps), Photon Dynamics (-66 bps) and Inteveac (-48 bps). Despite leadership positions and strong niche products in their respective industry groups, these companies experienced execution difficulties. Energy, select Biotech and Specialty Pharmaceutical, Industrials, and Materials companies have provided the strongest near-term returns and the outlook continues to be favorable. We believe that comprehensive analysis and stock selection will make the difference in stock performance through the coming period.

Small-Cap Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,076.52                           4.43
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.45                           4.52
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.89% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 7.63%.

Small-Cap Value Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                   Small-Cap Value                 Russell
                     Equity Fund                 2000 Index
4/28/00                 10,000                     10,000
06/00                    9,890                     10,241
09/00                   10,300                     10,362
12/00                   11,326                      9,650
03/01                   10,663                      9,021
06/01                   12,029                     10,312
09/01                   10,934                      8,171
12/01                   12,455                      9,896
03/02                   12,797                     10,295
06/02                   12,466                      9,433
09/02                   10,568                      7,419
12/02                   10,730                      7,876
03/03                    9,737                      7,524
06/03                   11,116                      9,288
09/03                   11,680                     10,132
12/03                   13,317                     11,601
03/04                   14,132                     12,327
06/04                   14,247                     12,385
09/04                   13,714                     12,033
12/04                   15,334                     13,728




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE        THREE      SINCE
                                  YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund      15.15%      7.18%      9.57%
--------------------------------------------------------------------------------
Russell 2000 Index               18.33%     11.53%      7.03%
--------------------------------------------------------------------------------
Lipper peer group average*       17.47%      9.95%       N.A
--------------------------------------------------------------------------------
Inception date                  4/28/00
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 DRS Technologies Inc.                                   2.48%
--------------------------------------------------------------------------------
 Centene Corp.                                           2.43%
--------------------------------------------------------------------------------
 Genesee & Wyoming Inc. (Class A)                        2.19%
--------------------------------------------------------------------------------
 The Cooper Companies Inc.                               2.16%
--------------------------------------------------------------------------------
 Standard-Pacific Corp.                                  1.84%
--------------------------------------------------------------------------------
 KV Pharmaceutical Co. (Class A)                         1.72%
--------------------------------------------------------------------------------
 Micros Systems Inc.                                     1.68%
--------------------------------------------------------------------------------
 W Holding Co. Inc.                                      1.54%
--------------------------------------------------------------------------------
 Federal Realty Investment Trust                         1.50%
--------------------------------------------------------------------------------
 Manitowoc Co.                                           1.41%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $135,411 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financial Services                                     19.9%
Short-Term                                             16.8%
Technology                                             13.0%
Consumer Discretionary                                 11.6%
Healthcare                                             10.6%
Producer Durables                                       8.4%
Materials & Processing                                  5.7%
Autos & Transportation                                  5.1%
Real Estate Investment Trusts                           4.0%
Energy                                                  2.9%
Consumer Staples                                        1.6%
Utilities                                               0.4%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE SMALL CAP CORE PEER GROUP CONSISTING OF 114 AND 89 ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP VALUE EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%+
--------------------------------------------------------------------------------

AUTOS & TRANSPORTATION -- 5.9%

Fleetwood Enterprises Inc.            83,500   $ 1,123,910(a,c)
Genesee & Wyoming Inc.
   (Class A)                         105,500     2,967,715(a)
Goodyear Tire & Rubber Co.            83,900     1,229,974(a,c)
Oshkosh Truck Corp.                   15,400     1,053,052
RailAmerica Inc.                      44,100       575,505(a,c)
                                                 6,950,156

CONSUMER DISCRETIONARY -- 13.5%

ADESA Inc.                            80,100     1,699,722
American Eagle Outfitters             25,800     1,215,180(c)
Arbitron Inc.                          4,100       160,638(a)
Brinker International Inc.            16,100       564,627(a)
Citadel Broadcasting Corp.            32,600       527,468(a,c)
Cumulus Media Inc. (Class A)          24,300       366,444(a)
Dave & Buster's Inc.                  48,900       987,780(a,c)
infoUSA Inc.                          94,600     1,058,574(a)
Journal Register Co.                  25,500       492,915(a)
Linens 'N Things Inc.                 47,300     1,173,040(a)
Lodgenet Entertainment Corp.          25,300       447,557(a)
Marvel Enterprises Inc.               10,900       223,232(a,c)
Perry Ellis International Inc.        14,600       297,110(a)
Rare Hospitality
   International Inc.                 17,500       557,550(a)
Regent Communications Inc.            84,100       445,730(a)
School Specialty Inc.                 17,400       670,944(a)
Talbots Inc.                          31,500       857,745
TeleTech Holdings Inc.               106,900     1,035,861(a,c)
Timberland Co. (Class A)               9,100       570,297(a)
Triarc Cos. (Class A)                 12,700       165,100(c)
Triarc Cos. (Class B)
   (Series 1)                         69,000       845,940(c)
Warnaco Group Inc.                    63,200     1,365,120(a)
                                                15,728,574

CONSUMER STAPLES -- 1.8%

Gold Kist Inc.                        47,800       651,036(a)
Smithfield Foods Inc.                 49,600     1,467,664(a)
                                                 2,118,700

ENERGY -- 3.3%

Chesapeake Energy Corp.               63,100     1,041,150
Hydril Company LP                     13,800       628,038(a,c)
Oil States International Inc.         64,500     1,244,205(a)
St. Mary Land & Exploration Co.       23,700       989,238
                                                 3,902,631

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 23.0%

Advance America Cash Advance
   Centers Inc.                       23,600    $  540,440(a)
BISYS Group Inc.                      95,300     1,567,685(a)
Cullen/Frost Bankers Inc.             27,700     1,346,220(c)
Digital Insight Corp.                 11,800       217,120(a)
Greater Bay Bancorp                   30,100       839,188(c)
HCC Insurance Holdings Inc.           41,100     1,361,232
Hilb Rogal & Hobbs Co.                46,400     1,681,536(c)
Interactive Data Corp.                80,300     1,745,722(a)
MoneyGram International Inc.          86,500     1,828,610
NCO Group Inc.                        54,900     1,419,165(a)
Platinum Underwriters
   Holdings Ltd.                      44,700     1,390,170
Raymond James Financial Inc.          46,150     1,429,727
Sandy Spring Bancorp Inc.             30,400     1,165,232(c)
Sky Financial Group Inc.              58,700     1,682,929
Sterling Bancorp                      50,760     1,433,970
W Holding Co. Inc.                    91,188     2,091,853
Waddell & Reed Financial Inc.
   (Class A)                          73,200     1,748,748
Webster Financial Corp.               36,200     1,833,168
Westamerica Bancorp                   27,800     1,621,018(c)
                                                26,943,733

HEALTHCARE -- 12.2%

Centene Corp.                        115,900     3,285,765(a)
Computer Programs &
   Systems Inc.                       48,700     1,127,405(c)
Immunicon Corp.                       65,000       453,700(a,c)
Kensey Nash Corp.                     11,100       383,283(a,c)
KV Pharmaceutical Co. (Class A)      105,900     2,335,095(a,c)
Medical Action Industries Inc.        37,700       742,690(a)
Noven Pharmaceuticals Inc.            94,400     1,610,464(a)
Santarus Inc.                         61,700       559,002(a,c)
The Cooper Companies Inc.             41,500     2,929,485(c)
Thoratec Corp.                        84,600       881,532(a,c)
                                                14,308,421

MATERIALS & PROCESSING -- 6.6%

Comfort Systems U.S.A. Inc.          111,600       857,088(a)
EnerSys                               33,800       515,450(a)
Harsco Corp.                          27,400     1,527,276
Mueller Industries Inc.               40,100     1,291,220
Packaging Corp. of America            53,700     1,264,635
Quanta Services Inc.                 162,700     1,301,600(a,c)
Spartech Corp.                        37,100     1,005,039
                                                 7,762,308

PRODUCER DURABLES -- 9.8%

Itron Inc.                            49,800     1,190,718(a,c)
Manitowoc Co.                         50,600     1,905,090
Mine Safety Appliances Co.            17,200       872,040
Photon Dynamics Inc.                  39,500       959,060(a,c)

--------------------------------------------------------------------------------

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

SMALL-CAP VALUE EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Rudolph Technologies Inc.             49,800  $    855,066(a)
Semitool Inc.                         52,000       482,560(a)
Standard-Pacific Corp.                38,800     2,488,632
Teledyne Technologies Inc.            43,100     1,268,433(a)
Woodward Governor Co.                 19,800     1,417,878
                                                11,439,477

REAL ESTATE INVESTMENT TRUSTS -- 4.6%

BioMed Realty Trust Inc.              64,500     1,432,545
Federal Realty Investment Trust       39,300     2,029,845
Kramont Realty Trust                   2,700        63,180
Omega Healthcare Investors Inc.      102,000     1,203,600
The Mills Corp.                        9,800       624,848
                                                 5,354,018

TECHNOLOGY -- 15.0%

CSG Systems International             31,100       581,570(a)
DRS Technologies Inc.                 78,700     3,361,277(a)
EDO Corp.                             27,000       857,250
Intergraph Corp.                      53,200     1,432,676(a)
Intermagnetics General Corp.          57,300     1,455,993(a)
Manhattan Associates Inc.             38,200       912,216(a,c)
Micros Systems Inc.                   29,200     2,279,352(a)
Mobility Electronics Inc.            112,400       964,392(a,c)
Omnivision Technologies Inc.          29,100       533,985(a,c)
Parametric Technology Corp.          304,100     1,791,149(a,c)
Varian Inc.                           42,500     1,742,925(a)
Websense Inc.                         33,300     1,688,976(a,c)
                                                17,601,761

UTILITIES -- 0.5%

Idacorp Inc.                          18,100       553,317

TOTAL INVESTMENTS IN SECURITIES
   (COST $95,513,296)                          112,663,096

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     5,250,684   $ 5,250,684(d)
State Street Navigator Securities
   Lending Prime Portfolio        17,497,112    17,497,112(b,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,747,796)                           22,747,796


TOTAL INVESTMENTS
   (COST $118,261,092)                         135,410,892


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (15.6)%                         (18,252,608)
                                              ------------

NET ASSETS-- 100.0%                           $117,158,284
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Small Cap Fund had the following written option contracts open at December 31, 2004:
                      EXPIRATION DATE/    NUMBER OF
CALL OPTIONS            STRIKE PRICE      CONTRACTS     VALUE
--------------------------------------------------------------------------------

Micro Systems Inc.
   (Written Option
   Premium $93,225)     Jan 22/75.00         292      $(134,320)

See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell 2000 Index (Russell 2000) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index, which, in turn, represents approximately 98% of the investable U.S. equity market. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c) All or a portion of the security is out on loan.

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(e) All or a portion of the security purchased with collateral from securities lending.

+   Percentages are based on net assets as of December 31, 2004.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


SMALL-CAP VALUE EQUITY FUND
                                                    12/31/04    12/31/03    12/31/02   12/31/01    12/31/00(B)
--------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --          --          --         --       4/28/00
Net asset value, beginning of period ..............  $12.74      $10.27      $12.01     $11.27       $10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.08        0.02        0.03       0.04         0.05
   Net realized and unrealized
      gains/(losses) on investments ...............    1.85        2.46       (1.69)      1.08         1.27
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ....    1.93        2.48       (1.66)      1.12         1.32
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................    0.07        0.01        0.02       0.04         0.04
   Net realized gains .............................    0.98          --        0.05       0.34           --
   Return of capital ..............................      --          --        0.01         --         0.01
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................    1.05        0.01        0.08       0.38         0.05
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................  $13.62      $12.74      $10.27     $12.01       $11.27
==============================================================================================================
TOTAL RETURN (A) ..................................  15.15%      24.11%    (13.86)%      9.97%       13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......$117,158     $86,330     $52,359    $32,787      $11,393
   Ratios to average net assets:
      Net investment income* ......................   0.67%       0.17%       0.34%      0.56%        0.76%
      Gross expenses* .............................   0.88%       0.86%       0.84%      0.91%        0.99%
      Net expenses* ...............................   0.88%       0.86%       0.84%      0.91%        0.99%
   Portfolio turnover rate ........................    101%        119%        108%       130%         111%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

*   Annualized for periods less than one year.

See Notes to Financial Statements.

Statement of Assets
and Liabilities  DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                     SMALL-CAP
                                                                   VALUE EQUITY
                                                                        FUND
-------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $95,513,296) .     $ 112,663,096
   Short-term Investments (at amortized cost) ...............        22,747,796
   Receivable for investments sold ..........................           176,182
   Income receivables .......................................            96,197
   Receivable for fund shares sold ..........................            33,314
-------------------------------------------------------------------------------
       TOTAL ASSETS .........................................       135,716,585
-------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .................        17,497,112
   Payable for investments purchased ........................           841,360
   Payable to GEAM ..........................................            85,509
   Options written at market value (premium received $93,225)           134,320
-------------------------------------------------------------------------------
       TOTAL LIABILITIES ....................................        18,558,301
-------------------------------------------------------------------------------
NET ASSETS ..................................................     $ 117,158,284
===============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................        99,834,520
   Undistributed net investment income ......................            29,498
   Accumulated net realized gain ............................           185,561
   Net unrealized appreciation/(depreciation) on:
       Investments ..........................................        17,149,800
       Written options ......................................           (41,095)
-------------------------------------------------------------------------------
NET ASSETS ..................................................     $ 117,158,284
===============================================================================
Shares outstanding ($0.01 par value) ........................         8,599,723
Net asset value per share ...................................     $       13.62

*   Includes $17,017,204 of securities on loan.

See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                     SMALL-CAP
                                                                   VALUE EQUITY
                                                                       FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................     $  1,329,952
      Interest* ..............................................           85,807
      Less: Foreign taxes withheld ...........................             (299)
-------------------------------------------------------------------------------
    TOTAL INCOME .............................................        1,415,460
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................          764,998
      Custody and accounting expenses ........................           38,968
      Professional fees ......................................           13,298
      Trustee's fees .........................................            2,704
      Transfer agent .........................................              172
      Registration and other expenses ........................           16,506
-------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE REIMBURSEMENT ....................          836,646
      Less: Fee reimbursement from transfer agent (See Note 2)               (6)
-------------------------------------------------------------------------------
      Net expenses ...........................................          836,640
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................          578,820
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments .........................................       10,226,228
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................        3,271,847
         Written options .....................................          (41,095)
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........       13,456,980
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 14,035,800
===============================================================================

* Income attributable to security lending activity, net of rebate expenses, was $20,953.

See Notes to Financial Statements.


Statements of
Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                                      SMALL-CAP
                                                                                    VALUE EQUITY
                                                                                        FUND
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,      DECEMBER 31,
                                                                               2004              2003
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
   OPERATIONS:
     Net investment income ..........................................     $     578,820      $     113,428
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ......................        10,226,228            989,519
     Net increase in unrealized appreciation on investments, futures,
       written options and foreign currency translation .............         3,230,752         15,697,305
----------------------------------------------------------------------------------------------------------
     Net increase from operations ...................................        14,035,800         16,800,252
----------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..........................................          (568,969)           (48,076)
     Net realized gains .............................................        (7,815,312)                --
----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..............................................        (8,384,281)           (48,076)
----------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions .........         5,651,519         16,752,176
----------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...................................        36,966,138         32,437,728
     Value of distributions reinvested ..............................         8,384,229             45,698
     Cost of shares redeemed ........................................       (20,173,962)       (15,264,154)
----------------------------------------------------------------------------------------------------------
     Net increase from share transactions ...........................        25,176,405         17,219,272
----------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS .....................................        30,827,924         33,971,448

NET ASSETS
   Beginning of period ..............................................        86,330,360         52,358,912
----------------------------------------------------------------------------------------------------------
   End of period ....................................................     $ 117,158,284      $  86,330,360
==========================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ..................     $      29,498      $      20,894
----------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ....................................................         2,753,656          2,957,277
     Issued for distributions reinvested ............................           613,780              3,794
     Shares redeemed ................................................        (1,546,267)        (1,282,108)
----------------------------------------------------------------------------------------------------------
Net increase in fund shares .........................................         1,821,169          1,678,963
==========================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities,

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                         Cost of                  Gross Tax               Gross Tax             Unrealized
                     Investments for             Unrealized              Unrealized            Appreciation
                      Tax Purposes              Appreciation            Depreciation          on Investments
------------------------------------------------------------------------------------------------------------
                      $118,351,934              $18,728,795             $(1,669,837)            $17,058,958

                        Net Tax
                      Depreciation
                     on Derivatives,
                      Currency and              Undistributed           Undistributed          Post-October
                    other Net Assets           Ordinary Income         Long-Term Gains            Losses
-----------------------------------------------------------------------------------------------------------
                        $(41,095)                 $266,838                $39,063                  $ --

As of December 31, 2004, the Fund has no capital loss carryover. During the year ended December 31, 2004, the Fund utilized approximately $2,220,032 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

         Ordinary          Long-Term
          Income         Capital Gains         Total
--------------------------------------------------------------------------------
        $6,124,109        $2,260,172        $8,384,281

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $6 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .80%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $1,181 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


               Purchases                Sales
--------------------------------------------------------------------------------
             $105,452,641            $92,314,101

OPTIONS During the period ended December 31, 2004, the following option contracts were written:

                               Number of
                               Contracts         Premium
--------------------------------------------------------------------------------
Balance as of
  December 31, 2003                --         $        --

Written                          (292)             (93,225)
--------------------------------------------------------------------------------
Balance as of
  December 31, 2004              (292)            $(93,225)
--------------------------------------------------------------------------------

SECURITY LENDING At December 31, 2004, the Fund participated in securities lending:

                Loaned
            securities at               Cash
             market value            Collateral
--------------------------------------------------------------------------------
              $17,017,204            $17,497,112

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Small Cap Value Equity Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Value Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2004, the Fund paid to shareholders of record on December 28, 2004 $0.28384 per share of long-term capital gain dividends reported on Form 1099-DIV for 2004.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
International Equity Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
International Equity Fund                                             Contents
------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..........................        1

NOTES TO PERFORMANCE ................................................        8

NOTES TO SCHEDULE OF INVESTMENTS ....................................        8

FINANCIAL STATEMENTS

     Financial Highlights ...........................................        9

     Statement of Assets and Liabilities ............................       10

     Statement of Operations ........................................       11

     Statements of Changes in Net Assets ............................       12

     Notes to Financial Statements ..................................       13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............       18

TAX INFORMATION .....................................................       19

ADDITIONAL INFORMATION ..............................................       20

INVESTMENT TEAM .....................................................       23

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

International Equity Fund
--------------------------------------------------------------------------------
Q&A

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND AND MANAGES THE FOREIGN EQUITY INVESTMENTS FOR THE TOTAL RETURN FUND. HE HAS SERVED IN THOSE CAPACITIES FOR THE INTERNATIONAL EQUITY AND TOTAL RETURN FUNDS SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992. MR. LAYMAN IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the International Equity Fund gained 15.85%. The MSCI EAFE, the Fund's benchmark, gained 20.25% and the Fund's Lipper peer group of 115 International Core funds returned an average of 17.94% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong double-digit returns in all regions, enhanced by the weakness in the US Dollar impacted the Fund performance for the twelve-month period ended December 31, 2004. Moreover, enthusiasm for stocks grew as cash flow generation improved and M&A came back into fashion, especially among small and mid-cap stocks.


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Utilities outperformed all sectors as dividends increased while Energy and Materials stocks benefited from higher global prices. Pricing was a negative factor in several sectors notably Food Retail, IT Hardware, and some segments of the Auto market.

    Materials stocks (CVRD - Brazil and BHP Billiton - UK) made a major positive contribution as demand for commodities continued to grow and Telecommunication stocks (Telecom Italia & Telefonica - Spain) fared well as growing cash generation indicated balance sheet repair. Selected Energy stocks (ENI - Italy) also returned gains.

    Negative contributions came from "victims" of pricing (Carrefour - Food Retail, France and Taiwan Semiconductor) and companies with individual challenges such as Nortel Networks, Canada (Financial Reporting) and Compass Group, UK (Business Services).

International Equity Fund
--------------------------------------------------------------------------------
Q&A

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Instability in the Middle East and the growing demand for oil from China encouraged a "higher for longer" attitude to oil prices with an impact felt throughout the production chain. The re-election of George W. Bush dashed hopes of a quick solution to the US deficit problem and weakened the Dollar to 20-year lows. China avoided a hard landing in 2004.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS AND WHY?

A. Positions were added in Japanese Consumer Finance and Italian Retail Banking, which both take advantage of changing consumer habits and consolidation. Further additions were made to Materials Holdings focusing on top quality aluminium production and mining equipment. Hong Kong Real Estate was added at the bottom of its Cycle and Telecommunication Equipment positions increasing with an emphasis on 3G and new VoIP technology.

    Holdings in UK Business Services (Compass), Energy (Petro Canada & Royal Dutch) and Consumer Products (Henkel - Germany) were eliminated for qualitative reasons while other holdings such as CRH (Ireland - Building Products) and SAB Miller (Beverages) reached our valuation limit and were sold.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2004 - DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,143.66                           6.12
------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,019.04                           5.98
------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.18% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 14.37%.

International Equity Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                   International
                    Equity Fund                  MSCI EAFE
5/1/95                  10,000                     10,000
12/95                   10,670                     10,522
12/96                   11,728                     11,158
12/97                   12,921                     11,356
12/98                   15,176                     13,626
12/99                   19,778                     17,300
12/00                   17,262                     14,849
12/01                   13,662                     11,640
12/02                   10,406                      9,784
12/03                   14,351                     13,562
12/04                   16,625                     16,308


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                ONE        FIVE         SINCE
                                YEAR       YEAR       INCEPTION
--------------------------------------------------------------------------------
International Equity Fund      15.85%      -3.41%        5.40%
--------------------------------------------------------------------------------
MSCI EAFE                      20.25%      -1.18%        5.19%
--------------------------------------------------------------------------------
Lipper peer group average*     17.94%      -2.32%         N/A
--------------------------------------------------------------------------------
Inception date                 5/1/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in developed and developing countries outside the United States.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 BHP Billiton PLC.                                       2.15%
--------------------------------------------------------------------------------
 Total S.A.                                              2.00%
--------------------------------------------------------------------------------
 GlaxoSmithKline PLC.                                    1.86%
--------------------------------------------------------------------------------
 Telefonica S.A.                                         1.81%
--------------------------------------------------------------------------------
 Vodafone Group PLC.                                     1.74%
--------------------------------------------------------------------------------
 Royal Bank of Scotland Group PLC.                       1.73%
--------------------------------------------------------------------------------
 Taiwan Semiconductor Manufacturing Co. Ltd.             1.57%
--------------------------------------------------------------------------------
 BNP Paribas                                             1.51%
--------------------------------------------------------------------------------
 Smiths Group PLC.                                       1.49%
--------------------------------------------------------------------------------
 Ente Nazionale Idrocarburi S.p.A.                       1.49%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $68,533 (in thousands)



[Pie chart omitted -- plot points are as follows:]

Continental Europe                                     35.9%
United States                                          21.9%
United Kingdom                                         17.8%
Japan                                                  11.2%
Emerging Asia                                           5.7%
Latin America                                           3.6%
Canada                                                  2.2%
Pac Basin (excluding Japan)                             0.9%
Emerging Europe                                         0.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 115 AND 62 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 8 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%+
--------------------------------------------------------------------------------

BRAZIL -- 3.5%

Aracruz Celulose S.A. ADR              7,406    $  279,206
Cia Vale do Rio Doce ADR              13,299       324,230(a)
Cia Vale do Rio Doce ADR              25,901       751,388
Empresa Brasileira de Aeronautica
   S.A. ADR                           17,335       579,682
                                                 1,934,506

CANADA -- 2.7%

Abitibi-Consolidated Inc.              8,122        55,993
Alcan Inc.                            14,608       716,897(e)
Bank of Nova Scotia                    1,733        58,868(e)
Manulife Financial Corp.               4,963       229,479(e)
Nortel Networks Corp.                133,497       463,504(a)
                                                 1,524,741

CHINA -- 2.0%

China Petroleum &
   Chemical Corp.                  1,422,000       580,860
Huaneng Power
   International Inc.                695,136       518,711(e)
                                                 1,099,571

DENMARK -- 0.4%

Group 4 Securicor PLC.                80,820       218,570(a)

FINLAND -- 1.5%

Nokia Oyj                             32,402       511,773
Sampo Oyj (Series A)                  24,350       336,273
                                                   848,046

FRANCE -- 12.2%

Accor S.A.                             7,386       323,370(e)
AXA S.A.                              25,917       640,439(e)
BNP Paribas                           14,269     1,033,761(d,e)
Carrefour S.A.                         9,460       450,562(e)
Credit Agricole S.A.                  16,757       505,648(e)
Lagardere S.C.A. (Regd.)              10,225       738,001(e)
LVMH Moet Hennessy
   Louis Vuitton S.A.                  3,329       254,980(e)
Renault S.A.                           6,112       511,341(e)
Sanofi-Aventis                         5,700       455,566
Total S.A.                             6,268     1,369,128(e)
Veolia Environnement                  14,071       509,325(e)
                                                 6,792,121


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


GERMANY -- 5.8%

Allianz AG (Regd.)                     1,736  $    230,303
BASF AG                                7,975       574,521
Bayerische Motoren Werke AG            7,329       330,736
DaimlerChrysler AG (Regd.)             5,022       240,690
E.ON AG                                9,775       891,004
Schering AG                            2,222       166,144
Siemens AG (Regd.)                     9,697       822,209(e)
                                                 3,255,607

HONG KONG -- 1.0%

Sun Hung Kai Properties
   Ltd. (REIT)                        58,366       583,833

INDIA -- 0.3%

Reliance Industries Ltd. GDR           6,117       156,718(b)
Tata Motors Ltd. ADR                   2,880        34,330(a,e)
                                                   191,048

IRELAND -- 1.0%

Bank of Ireland                       33,768       558,593

ISRAEL -- 0.2%

Teva Pharmaceutical Industries
   Ltd. ADR                            3,087        92,178

ITALY -- 6.1%

Banca Intesa S.p.A.                   94,225       453,387(e)
Ente Nazionale
   Idrocarburi S.p.A.                 40,707     1,019,197(e)
Mediaset S.p.A.                        5,302        67,239(e)
Riunione Adriatica di
   Sicurta S.p.A.                     23,368       528,535
Telecom Italia S.p.A                 235,418       764,781
UniCredito Italiano S.p.A.           100,015       575,049(e)
                                                 3,408,188

JAPAN -- 13.8%

Acom Co. Ltd.                          9,693       725,532
Aiful Corp.                            2,400       263,960
Asahi Breweries Ltd.                   4,600        56,967(e)
Asahi Glass Co. Ltd.                  58,003       639,635(e)
Canon Inc.                            12,100       653,001(e)
Chugai Pharmaceutical Co. Ltd.        28,400       469,499(e)
Daikin Industries Ltd.                22,000       635,503
Honda Motor Co. Ltd.                   6,000       310,920
Hoya Corp.                             5,000       564,555(e)
JSR Corp.                              9,300       203,752
Komatsu Ltd.                         102,000       713,711
Lawson Inc.                            5,400       199,200
Mitsubishi Estate
   Co. Ltd. (REIT)                    30,000       351,322(e)
Mitsui & Co. Ltd.                     47,000       421,518(e)
Mitsui OSK Lines Ltd.                 52,834       317,097
Mitsui Sumitomo
   Insurance Co. Ltd.                 35,000        303,991
Nissan Motor Co. Ltd.                 10,800       117,412(e)


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Sharp Corp.                            3,000  $     48,980
SMC Corp.                              4,071       466,018
Toto Ltd.                             21,000       200,429
                                                 7,663,002

MALAYSIA -- 0.2%

Malaysia International Shipping
   Corp. BHD                          32,585       131,198

MEXICO -- 1.0%

America Movil S.A. de C.V.
   ADR (Series L)                      6,128       320,801
Grupo Televisa S.A. ADR                3,607       218,224
                                                   539,025

NETHERLANDS -- 2.5%

Aegon N.V.                            14,986       204,308
ING Groep N.V.                        16,010       484,413
Koninklijke Philips
   Electronics N.V.                   25,839       685,223
                                                 1,373,944

NORWAY -- 0.2%

Statoil ASA                            7,785       122,110

RUSSIA -- 0.8%

LUKOIL ADR                             1,937       235,152(b)
LUKOIL ADR                               445        54,513
MMC Norilsk Nickel ADR                 2,601       144,356
                                                   434,021

SOUTH KOREA -- 2.3%

Kookmin Bank ADR                       7,796       304,668(a)
POSCO ADR                              3,052       135,906(e)
Samsung Electronics
   Co. Ltd. GDR                        3,726       815,994(a,b)
                                                 1,256,568

SPAIN -- 4.0%

ACS Actividades de Construccion y
   Servicios S.A.                     11,848       270,554
Banco Santander Central Hispano
   S.A. (Regd.)                       50,572       627,596(e)
Grupo Ferrovial S.A.                     850        45,429(e)
Telefonica S.A.                       65,732     1,238,338
Telefonica S.A. ADR                      536        30,284
                                                 2,212,201
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SWEDEN -- 3.4%

Sandvik AB                            16,349  $    659,333
Skandinaviska Enskilda Banken
   AB (Series A)                       6,019       116,388
Svenska Handelsbanken                 21,678       564,344(e)
Telefonaktiebolaget LM Ericsson
    (Series B)                       172,304       549,680
                                                 1,889,745

SWITZERLAND -- 7.1%

ABB Ltd. (Regd.)                      57,004       318,332
Adecco S.A.                            5,796       291,813
Credit Suisse Group (Regd.)           19,789       831,865(a,d)
Holcim Ltd.                              852        51,325
Nestle S.A. (Regd.)                    3,118       815,764(d)
Novartis AG (Regd.)                   15,611       786,659(d)
Roche Holding AG                       7,383       849,912
                                                 3,945,670

TAIWAN -- 2.2%

China Steel Corp. ADR                  7,657       171,134(b)
Taiwan Semiconductor Manufacturing
   Co. Ltd.                          677,182     1,079,132
                                                 1,250,266

UNITED KINGDOM -- 21.9%

BG Group PLC.                         47,300       321,472
BHP Billiton PLC.                    125,954     1,476,307(d)
Brambles Industries PLC.             169,773       848,278
Diageo PLC.                           38,798       553,448
Exel PLC.                              5,469        75,915
GlaxoSmithKline PLC.                  54,354     1,275,210(d)
Kingfisher PLC.                       72,800       432,934
Lloyds TSB Group PLC.                 33,507       304,282
National Grid Transco PLC.            11,177       106,435
Prudential PLC.                       18,233       158,575
Rank Group PLC.                       56,093       284,310
Reed Elsevier PLC.                    70,169       647,318
Rio Tinto PLC. (Regd.)                20,043       589,907
Royal Bank of Scotland
   Group PLC.                         35,191     1,183,708
Smith & Nephew PLC.                   72,944       746,442
Smiths Group PLC.                     64,586     1,019,270
Tesco PLC.                           157,780       974,652
Vodafone Group PLC.                  440,783     1,195,342(d)
                                                12,193,805

TOTAL INVESTMENTS IN SECURITIES
   (COST $41,339,417)                           53,518,557




See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,672,529   $ 1,672,529(f)
State Street Navigator Securities
   lending portfolio              13,342,090    13,342,090(c,g)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,014,619)                           15,014,619


TOTAL INVESTMENTS
   (COST $56,354,036)                           68,533,176


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (23.0%)                                 (12,819,136)
                                              ------------


NET ASSETS-- 100%                             $ 55,714,040
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI International Equity Fund had the following long futures contracts open at December 31, 2004:
                                 NUMBER      CURRENT
                   EXPIRATION      OF       NOTIONAL  UNREALIZED
DESCRIPTION           DATE      CONTRACTS     VALUE  APPRECIATION
--------------------------------------------------------------------------------
DJ EURO STOXX
   Index Futures   March 2005       9       $360,636   $ 3,036
FTSE 100 Index
   Futures         March 2005       3        276,322     4,349
Topix Index
   Futures         March 2005       2        223,968     7,470
                                                       -------
                                                       $14,855
                                                       =======


The GEI International Equity Fund was invested in the following sectors at December 31, 2004:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Short-Term Investments                21.91%
Financials                            17.74%
Industrials                           12.66%
Materials                              7.99%
Consumer Discretionary                 7.65%
Healthcare                             7.06%
Information Technology                 6.77%
Energy                                 5.63%
Telecommunication Services             5.18%
Consumer Staples                       4.45%
Utilities                              2.96%
                                     -------
                                     100.00%
                                     =======

See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $1,378,998 or 2.48% of net assets for the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(g) All or a portion of the security purchased with collateral from securities lending.

+   Percentages are based on net assets as of December 31, 2004.



Abbreviations:

ADR       American Depositary Receipt
GDR       Global Depositary Receipt
REGD.     Registered
REIT      Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND


                                                    12/31/04       12/31/03        12/31/02       12/31/01       12/31/00
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --              --              --            --          5/1/95
Net asset value, beginning of period ..............   $8.52          $6.23           $8.28        $10.61          $14.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.11           0.07            0.07          0.09            0.09
   Net realized and unrealized
      gains/(losses) on investments ...............    1.24           2.29           (2.04)        (2.30)          (2.02)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ....    1.35           2.36           (1.97)        (2.21)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................    0.11           0.07            0.08          0.08            0.06
   Net realized gains .............................      --             --              --          0.04            1.87
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................    0.11           0.07            0.08          0.12            1.93
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $9.76          $8.52           $6.23         $8.28          $10.61
==========================================================================================================================
TOTAL RETURN (A) ..................................  15.85%         37.91%         (23.83)%     (20.86)%        (12.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $55,714        $45,198         $31,683       $42,119         $52,110
   Ratios to average net assets:
      Net investment income .......................   1.31%          1.13%           0.88%         0.99%           0.72%
      Net expenses ................................   1.15%          1.07%           1.09%         1.07%           1.06%
      Gross expenses ..............................   1.15%          1.07%           1.09%         1.07%           1.06%
   Portfolio turnover rate ........................     38%            35%             42%           42%             49%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.

Statement of Assets
and Liabilities DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                  INTERNATIONAL
                                                                   EQUITY FUND
-------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $41,339,417) ..     $ 53,518,557
   Short-term Investments (at amortized cost) ................       15,014,619
   Cash ......................................................          275,000
   Foreign Cash (cost $192,515) ..............................          193,131
   Receivable for investments sold ...........................           70,491
   Income receivables ........................................           86,638
   Receivable for fund shares sold ...........................          117,092
-------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................       69,275,528
-------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ..................       13,342,090
   Payable for investments purchased .........................          164,070
   Payable for fund shares redeemed ..........................            1,697
   Payable to GEAM ...........................................           52,795
   Variation margin payable ..................................              836
-------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................       13,561,488
-------------------------------------------------------------------------------
NET ASSETS ...................................................     $ 55,714,040
===============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................       57,631,591
   Undistributed net investment income .......................           40,737
   Accumulated net realized loss .............................      (14,157,967)
   Net unrealized appreciation on:
       Investments ...........................................       12,179,140
       Futures ...............................................           14,855
       Foreign currency related transactions .................            5,684
-------------------------------------------------------------------------------
NET ASSETS ...................................................     $ 55,714,040
===============================================================================
Shares outstanding ($0.01 par value) .........................        5,705,803
Net asset value per share ....................................     $       9.76


* Includes $12,673,028 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                   INTERNATIONAL
                                                                    EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ................................................     $ 1,155,372
      Interest* ...............................................         159,140
      Less: Foreign taxes withheld ............................        (134,903)
-------------------------------------------------------------------------------
    TOTAL INCOME ..............................................       1,179,609
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ........................         479,750
      Custody and accounting expenses .........................          55,368
      Professional fees .......................................           6,982
      Trustee's fees ..........................................           1,419
      Transfer agent ..........................................             234
      Registration and other expenses .........................           7,955
-------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ....................         551,708
       Less:Fee reimbursement from transfer agent (See Note 2)              (16)
-------------------------------------------------------------------------------
      Net expenses ............................................         551,692
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME .....................................         627,917
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
      Investments .............................................       3,042,610
         Futures ..............................................         219,031
         Foreign currency transactions ........................          10,967
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..........................................       3,600,396
         Futures ..............................................         (50,347)
         Foreign currency transactions ........................             229
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .........       6,822,886
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 7,450,803
===============================================================================

* Income attributable to security lending activity, net of rebate expenses, was $44,037.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                                                    EQUITY FUND
------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED               YEAR ENDED
                                                                      DECEMBER 31,             DECEMBER 31,
                                                                          2004                     2003
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .........................................  $    627,917              $    396,018
     Net realized gain (loss) on investments, futures and
       foreign currency transactions ...............................     3,272,608                (3,422,802)
     Net increase in unrealized appreciation on investments,
       futures and foreign currency translation ....................     3,550,278                15,287,310
------------------------------------------------------------------------------------------------------------
     Net increase from operations ..................................     7,450,803                12,260,526
------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .........................................      (615,816)                 (370,322)
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............................................      (615,816)                 (370,322)
------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ........     6,834,987                11,890,204
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..................................    17,104,398                52,026,926
     Value of distributions reinvested .............................       615,816                   370,321
     Cost of shares redeemed .......................................   (14,039,465)              (50,772,175)
------------------------------------------------------------------------------------------------------------
     Net increase from share  transactions .........................     3,680,749                 1,625,072
------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ....................................    10,515,736                13,515,276

NET ASSETS
   Beginning of period .............................................    45,198,304                31,683,028
------------------------------------------------------------------------------------------------------------
   End of period ...................................................  $ 55,714,040              $ 45,198,304
============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD .................  $     40,737              $     17,667
------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ...................................................     1,955,767                 7,614,867
     Issued for distributions reinvested ...........................        63,421                    44,456
     Shares redeemed ...............................................    (1,620,965)               (7,434,355)
------------------------------------------------------------------------------------------------------------
Net increase in fund shares ........................................       398,223                   224,968
============================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, information on the tax components of capital is as follows:


                                                                                                Net Tax
                         Cost of                Gross Tax               Gross Tax             Unrealized
                     Investments for           Unrealized              Unrealized            Appreciation
                      Tax Purposes            Appreciation            Depreciation          on Investments
-------------------------------------------------------------------------------------------------------------
                      $56,705,488             $12,513,651              $(685,963)            $11,827,688



                         Net Tax
                      Appreciation
                     on Derivatives,                                  Undistributed
                      Currency and            Undistributed            Accumulated           Post-October
                    other Net Assets         Ordinary Income          Capital Loss              Losses
-------------------------------------------------------------------------------------------------------------
                         $5,684                 $41,338               $(13,792,261)              $  --


As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                   Amount             Expires
--------------------------------------------------------------------------------
                $   890,080                12/31/09
                  8,364,676                12/31/10
                  4,537,505                12/31/11


During the year ended December 31, 2004, the Fund utilized approximately $3,066,718 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

         Ordinary           Long-Term
          Income          Capital Gains       Total
--------------------------------------------------------------------------------
         $615,816            $ --           $615,816

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $16 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:


                      Annualized based on
                    average daily net assets
--------------------------------------------------------------------------------
            Average Daily             Advisory and
             Net Assets              Administration
               of Fund                    Fees
--------------------------------------------------------------------------------
          First $100 million              1.00%
          Next $100 million                .95%
          Over $200 million                .90%

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $536 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:

                 Purchases              Sales
--------------------------------------------------------------------------------
                $21,609,565          $17,308,284

SECURITY LENDING At December 31, 2004, the Fund participated in securities lending:

                  Loaned
              securities at             Cash
               market value          Collateral
--------------------------------------------------------------------------------
                $12,673,028          $13,342,090

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the International Equity Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

The Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by them directly. For the calendar year ended December 31, 2004, the total amount of income received by the Fund from sources within foreign countries and possession of the United States was $1,289,306 and the total amount of taxes paid by the Fund was $134,302.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Total Return Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Total Return Fund                                                       Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS .............................      1

NOTES TO PERFORMANCE ...................................................     15

NOTES TO SCHEDULE OF INVESTMENTS .......................................     16

FINANCIAL STATEMENTS

     Financial Highlights ..............................................     17

     Statement of Assets and Liabilities ...............................     18

     Statement of Operations ...........................................     19

     Statements of Changes in Net Assets ...............................     20

     Notes to Financial Statements .....................................     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................     26

TAX INFORMATION ........................................................     27

ADDITIONAL INFORMATION .................................................     28

INVESTMENT TEAM ........................................................     31


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Total Return Fund
--------------------------------------------------------------------------------
Q&A

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES DOMESTIC EQUITY INVESTMENTS FOR THE TOTAL RETURN FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUND ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND A SENIOR VICE PRESIDENT IN 1996. MR. BROWN IS A CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN MANAGES THE FOREIGN INVESTMENTS FOR THE TOTAL RETURN FUND. HE HAS SERVED IN THIS CAPACITY SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992. RALPH IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

ROBERT A. MACDOUGALL IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE OVERSEES A PORTION OF THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT.* MR. MACDOUGALL IS RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. HE HAS SERVED IN THIS CAPACITY SINCE 1997. MR. MACDOUGALL JOINED GE ASSET MANAGEMENT IN 1986 AS VICE PRESIDENT. HE BECAME SENIOR VICE PRESIDENT OF FIXED INCOME IN 1993 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF FIXED INCOME IN 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. MACDOUGALL HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. MR. MACDOUGALL RECEIVED BOTH HIS MASTERS AND BACHELOR IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Total Return Fund posted an increase of 8.19%. During the same period, the Fund's broad-based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, advanced 10.88% and 4.34%, respectively. The Fund's Lipper peer group of 78 Flexible Portfolio funds returned an average of 8.25%.


[PHOTO OMITTED]

PICTURED FROM LEFT TO RIGHT:
ROBERT A. MACDOUGALL,
CHRISTOPHER D. BROWN AND
RALPH R. LAYMAN

* EFFECTIVE JANUARY 29, 2005, PAUL M. COLONNA ASSUMED RESPONSIBILITY FOR MANAGING THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO.

Total Return Fund
--------------------------------------------------------------------------------

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary sectors that detracted from performance for the U.S. Equity portion of the Fund included Financials and Information Technology. A slight sector overweight and sluggish stock selection in the Financials and Information Technology sectors explained relative underperformance. In Financials, our overweight position sector and stock selection hurt performance. Fannie Mae (-2%) was under pressure all year due to alleged accounting irregularities related to derivative accounting. Marsh & McLennan (-30%) and AIG (-.5%) declined over an investigation concerning bid rigging in the insurance brokerage businesses of these large insurance companies. State Street (-4%), a core holding, declined over lackluster earnings while many of its peers posted better than anticipated results. Citigroup (+3%), another core holding, also lagged peers in its group as issues with its Trust business in Japan fueled negative headlines for the company. In addition, rising interest rates muted investors' appetite for the group as the year progressed. Information Technology had a lackluster year posting only a 2.6% advance. Investors struggled all year with this group as capital spending lagged expectations. The smaller technology companies garnered most of the price appreciation over the year. Communications equipment also hurt performance as our only holding, Cisco (-20%), underperformed its smaller peers such as Lucent (+33%) and Avaya (+33%). Energy stocks helped performance the most over the period. Oil prices remained elevated relative to expectations over the period and as such earnings estimates rose for many energy companies. Over the past year, many of the stocks that helped fuel gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of price to earnings ratio. Companies losing money posted some of the best returns over the period. This trend was evident starting in the second quarter of 2003 as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. This trend was challenging in 2003 and persisted into 2004. We remain focused on the higher quality, larger capitalization stocks when investing for this strategy.

    The international portion of the Fund provided solid returns for the year. Strong double-digit returns in all regions, enhanced by the weakness in the US Dollar impacted the Fund performance. Moreover, enthusiasm for stocks grew as cash flow generation improved and M&A came back into fashion, especially among small and mid-cap stocks. Utilities outperformed all sectors as dividends increased while Energy and Materials stocks benefited from higher global prices. Pricing was a negative factor in several sectors notably Food Retail, IT Hardware, and some segments of the Auto market. Materials stocks (CVRD - Brazil and BHP Billiton - UK) made a major positive contribution as demand for commodities continued to grow and Telecommunication stocks (Telecom Italia & Telefonica - Spain) fared well as growing cash generation indicated balance sheet repair. Selected Energy stocks (ENI - Italy) also returned gains.

    Negative contributions came from "victims" of pricing (Carrefour - Food Retail, France and Taiwan Semiconductor) and companies with individual challenges such as Nortel Networks, Canada (Financial Reporting) and Compass Group, UK (Business Services). Instability in the Middle East and the growing demand for oil from China encouraged a "higher for longer" attitude to oil prices with an impact felt throughout the production chain. The re-election of George W. Bush dashed hopes of a quick solution to the US deficit problem and weakened the Dollar to 20-year lows. China avoided a hard landing in 2004.

    In the fixed income markets, twelve months after lowering the federal funds target to a 45-year low of 1%, the Federal Open Market Committee began it's self-described "measured pace" of removing accommodative policy in June 2004. By year-end, the Fed had hiked its fed funds target 25 basis points in each of its five meetings from June through December to 2.25%. The Fed's action helped to flatten the yield curve by pushing short to intermediate treasury rates up dramatically. The 2-year Treasury note yield

--------------------------------------------------------------------------------
Q&A

    finished the year at 3.07%, up 125 basis points, while the 5-year note ended 2004 yielding 3.61%, up 36 basis points. Longer rates, however, moved in the opposite direction reflecting moderate inflation expectations and generally disappointing employment growth. Ten and 30-year Treasury yields fell 3 and 25 basis points, respectively to finish at 4.22% and 4.83%. While strong foreign investor demand supported Treasury bond prices, a declining US dollar tended to have a negative impact. Within the broader fixed income asset classes, corporate securities performed best led by utility and sovereign issuers. Performance by credit quality mirrored 2003 with lower rated issuers outperforming in general. Securitized assets also performed well versus duration-matched treasuries behind solid fundamentals and low volatility. The Fund performance was negatively impacted by duration positioning in the third quarter. Underperformance of select mortgage-backed securities in the fourth quarter also detracted from the funds total return. Strong relative performance in BBB-rated securities and a tactical currency trade out of U.S. dollars into Yen and Euros contributed positively to the Fund performance.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,065.60                           2.47
------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.43                           2.48
------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.49% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 6.56%.

Total Return Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                                               LB Aggregate
               Total Return Fund          S&P 500               Bond Index
12/94                 10,000                10,000                 10,000
12/95                 12,807                13,749                 11,847
12/96                 14,164                16,927                 12,278
12/97                 16,712                22,563                 13,463
12/98                 19,570                29,038                 14,632
12/99                 22,163                35,155                 14,512
12/00                 23,258                31,927                 16,199
12/01                 22,586                28,124                 17,567
12/02                 20,483                21,908                 19,368
12/03                 24,644                28,202                 20,163
12/04                 26,662                31,270                 21,038



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                 ONE         FIVE        TEN
                                 YEAR        YEAR       YEAR
--------------------------------------------------------------------------------
Total Return Fund                8.19%       3.77%     10.30%
--------------------------------------------------------------------------------
S&P 500                         10.88%      -2.31%     12.08%
--------------------------------------------------------------------------------
LB Aggregate Bond Index          4.34%       7.71%      7.72%
--------------------------------------------------------------------------------
Lipper peer group average*       8.25%       3.04%     10.00%
--------------------------------------------------------------------------------
Inception date                  7/1/85
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 5.00%, TBA             2.15%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          2.01%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.93%
--------------------------------------------------------------------------------
 Liberty Media Corp. (Series A)                          1.80%
--------------------------------------------------------------------------------
 Vodafone Group PLC. ADR                                 1.74%
--------------------------------------------------------------------------------
 American International Group Inc.                       1.66%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.63%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc.                        1.60%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.58%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       1.54%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $576,244 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Domestic Equity             47.7%
Bonds & Notes               21.1%
Foreign Equity              16.7%
Short Term & Others         14.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 78, 55 AND 38 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 15 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 51.4%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 9.6%

Carnival Corp.                       153,061 $   8,820,905(g)
Comcast Corp. (Class A)
   (Special)                         230,293     7,562,822(a)
eBay Inc.                             16,149     1,877,806(a)
Family Dollar Stores Inc.             26,680       833,216
Harley-Davidson Inc.                  15,446       938,344
Home Depot Inc.                      185,358     7,922,201
Liberty Media Corp. (Series A)       945,466    10,381,217(a)
Liberty Media International Inc.
   (Series A)                         56,871     2,629,146(a)
Target Corp.                          74,340     3,860,476
Viacom Inc. (Class B)                126,001     4,585,176
                                                49,411,309

CONSUMER STAPLES -- 2.7%

Clorox Co.                            21,766     1,282,670
Colgate-Palmolive Co.                 98,998     5,064,738
PepsiCo Inc.                         112,338     5,864,044
Wal-Mart Stores Inc.                  29,615     1,564,264
                                                13,775,716

ENERGY -- 3.7%

Burlington Resources Inc.             66,785     2,905,147
Exxon Mobil Corp.                    173,254     8,881,000
Nabors Industries Ltd.                42,211     2,165,002(a,i)
Schlumberger Ltd.                     78,117     5,229,933
                                                19,181,082

FINANCIALS -- 11.6%

AFLAC Inc.                            47,744     1,902,121(g)
Alleghany Corp.                          331        94,418(a)
American International
   Group Inc.                        145,759     9,571,994(g)
Bank of America Corp.                143,231     6,730,425(g)
Berkshire Hathaway Inc.
   (Class B)                           1,387     4,072,232(a)
Citigroup Inc.                       240,123    11,569,126(g)
Federal National
  Mortgage Assoc.                    129,147     9,196,558
HCC Insurance Holdings Inc.           37,914     1,255,712
JP Morgan Chase & Co.                 44,107     1,720,614
MBNA Corp.                            58,978     1,662,590
Mellon Financial Corp.                46,620     1,450,348(i)
Merrill Lynch & Co. Inc.              25,276     1,510,747
SLM Corp.                             21,063     1,124,554
State Street Corp.                   159,619     7,840,485(d)
                                                59,701,924


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 7.9%

Abbott Laboratories                  123,474  $  5,760,062(g)
Amgen Inc.                            14,042       900,794(a)
Cardinal Health Inc.                  41,425     2,408,864
DENTSPLY International Inc.           15,540       873,348
Johnson & Johnson                    129,779     8,230,584
Lincare Holdings Inc.                143,934     6,138,785(a,i)
Pfizer Inc.                          349,653     9,402,169
Wyeth                                163,803     6,976,370
                                                40,690,976

INDUSTRIALS -- 3.6%

Corinthian Colleges Inc.              34,656       653,092(a,i)
Dover Corp.                          157,976     6,625,513
Southwest Airlines Co.               161,486     2,628,992
Tyco International Ltd.               60,759     2,171,527
United Technologies Corp.             19,533     2,018,736
Waste Management Inc.                145,338     4,351,420
                                                18,449,280

INFORMATION TECHNOLOGY -- 12.3%

Applied Materials Inc.                88,466     1,512,769(a)
Automatic Data Processing Inc.       110,878     4,917,439(g)
Certegy Inc.                          85,658     3,043,429
Checkfree Corp.                       25,957       988,443(a,i)
Cisco Systems Inc.                   227,485     4,390,461(a)
Dell Inc.                            138,597     5,840,477(a)
EMC Corp.                             63,190       939,635(a)
First Data Corp.                     260,807    11,094,730(g)
Intel Corp.                          174,251     4,075,731
International Business
   Machines Corp.                     32,761     3,229,579
Intuit Inc.                           94,083     4,140,593(a,i)
Microsoft Corp.                      341,227     9,114,173
Molex Inc. (Class A)                 224,283     5,977,142
Oracle Corp.                         132,924     1,823,717(a)
Paychex Inc.                          22,046       751,328
Yahoo! Inc.                           47,884     1,804,269(a)
                                                63,643,915

TOTAL DOMESTIC EQUITY
   (COST $241,216,620)                         264,854,202



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 18.6%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 1.6%

Accor S.A.                            11,869       519,642(i)
Bayerische Motoren Werke AG           11,778       531,507
DaimlerChrysler AG (Regd.)             8,069       386,724
Grupo Televisa S.A. ADR                5,795       350,597
Honda Motor Co. Ltd.                   9,700       502,654


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Kingfisher PLC.                      116,986$       695,703
Koninklijke Philips
   Electronics N.V.                  41,522      1,101,120
Lagardere S.C.A. (Regd.)              16,431     1,185,927(i)
LVMH Moet Hennessy Louis
   Vuitton S.A.                        5,350       409,776(i)
Mediaset S.p.A.                        8,976       113,832(i)
Nissan Motor Co. Ltd.                 18,200       197,861(i)
Rank Group PLC.                       90,139       456,873
Reed Elsevier PLC.                   112,759     1,040,216
Renault S.A.                           9,822       821,726(i)
Sharp Corp.                            5,000        81,634
Tata Motors Ltd. ADR                   4,600        54,832(a,i)
                                                 8,450,624

CONSUMER STAPLES -- 1.0%

Asahi Breweries Ltd.                   7,400        91,642(i)
Carrefour S.A.                        15,201       723,995(i)
Diageo PLC.                           62,346       889,357
Lawson Inc.                            8,700       320,933
Nestle S.A. (Regd.)                    5,011     1,311,030
Tesco PLC.                           253,547     1,566,232
                                                 4,903,189

ENERGY -- 1.2%

BG Group PLC.                         76,010       516,598
China Petroleum &
   Chemical Corp.                  2,284,000       932,970
Ente Nazionale
   Idrocarburi S.p.A.                 65,348     1,636,143(i)
LUKOIL ADR                             4,120       504,700(i)
Statoil ASA                           12,453       195,328
Total S.A.                            10,072     2,200,041(i)
                                                 5,985,780

FINANCIALS -- 3.8%

Acom Co. Ltd.                         15,566     1,165,133
Aegon N.V.                            24,082       328,316
Aiful Corp.                            3,900       428,935
Allianz AG (Regd.)                     2,790       370,129
AXA S.A.                              41,648     1,029,170(i)
Banca Intesa S.p.A.                  151,359       728,301
Banco Santander Central
   Hispano S.A. (Regd.)               81,268     1,008,532(i)
Bank of Ireland                       56,863       940,632
Bank of Nova Scotia                    2,934        99,665(i)
BNP Paribas                           22,929     1,661,160(i)
Credit Agricole S.A.                  26,928       812,562(i)
Credit Suisse Group (Regd.)           31,800     1,336,769(a)
ING Groep N.V.                        25,728       778,450
Kookmin Bank                          12,481       488,293
Lloyds TSB Group PLC.                 53,825       488,792
Manulife Financial Corp.               7,976       368,794(i)
Mitsubishi Estate Co.
   Ltd. (REIT)                        49,000       573,827(i)
Mitsui Sumitomo Insurance
   Co. Ltd.                           56,000       486,386
Prudential PLC.                       29,289       254,731


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Riunione Adriatica di
   Sicurta S.p.A.                     37,554   $   849,393
Royal Bank of Scotland
   Group PLC.                         56,551     1,902,188
Sampo Oyj (Series A)                  39,132       540,412
Skandinaviska Enskilda
   Banken AB (Series A)                9,672       187,024
Sun Hung Kai Properties
   Ltd. (REIT)                       100,775     1,008,048
Svenska Handelsbanken                 34,837       906,913(i)
UniCredito Italiano S.p.A.           160,721       924,086
                                                19,666,641

HEALTHCARE -- 1.5%

Chugai Pharmaceutical Co. Ltd.        45,600       753,844(i)
GlaxoSmithKline PLC.                  87,342     2,049,148
Novartis AG (Regd.)                   25,088     1,264,218
Roche Holding AG                      11,864     1,365,753
Sanofi-Aventis                         9,160       732,103(i)
Schering AG                            3,572       267,087
Smith & Nephew PLC.                  117,219     1,199,511
Teva Pharmaceutical
   Industries Ltd. ADR                 5,019       149,867(i)
                                                 7,781,531

INDUSTRIALS -- 2.7%

ABB Ltd. (Regd.)                      91,604       511,552
ACS Actividades de Construccion y
   Servicios S.A.                     19,039       434,763
Adecco S.A.                            9,402       473,366
Asahi Glass Co. Ltd.                  93,005     1,025,624(i)
Brambles Industries PLC.             272,819     1,363,152
Daikin Industries Ltd.                36,000     1,039,914
Empresa Brasileira de Aeronautica
   S.A. ADR                           27,857       931,538
Exel PLC.                              8,583       119,140
Group 4 Securicor PLC.               129,875       351,235(a)
Grupo Ferrovial S.A.                   1,438        76,855(i)
Komatsu Ltd.                         164,000     1,147,536
Malaysia International Shipping
   Corp. BHD                          52,357       210,806
Mitsui & Co. Ltd.                     75,000       672,636
Mitsui OSK Lines Ltd.                 86,784       520,857
Sandvik AB                            26,208     1,056,933(i)
Siemens AG (Regd.)                    15,583     1,321,282(i)
SMC Corp.                              6,445       737,776
Smiths Group PLC.                    103,783     1,637,861
Toto Ltd.                             34,000       324,505
                                                13,957,331

INFORMATION TECHNOLOGY -- 1.4%

Canon Inc.                            19,500     1,052,357(i)
Hoya Corp.                             8,000       903,289
Nokia Oyj                             52,012       821,503
Nortel Networks Corp.                214,508       744,776(a)
Samsung Electronics Co. Ltd.           3,010     1,309,897


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Taiwan Semiconductor
   Manufacturing Co. Ltd.          1,087,641  $  1,733,224
Telefonaktiebolaget LM Ericsson
   (Series B)                        276,887       883,319
                                                 7,448,365

MATERIALS -- 1.7%

Abitibi-Consolidated Inc.             13,047        89,946
Alcan Inc.                            23,474     1,152,002(i)
Aracruz Celulose S.A. ADR             11,902       448,705(i)
BASF AG                               18,639     1,342,758
BHP Billiton PLC.                    202,403     2,372,365
Cia Vale do Rio Doce ADR              35,412       863,344(a,i)
Cia Vale do Rio Doce ADR              29,724       862,293
Holcim Ltd.                            1,443        86,928
JSR Corp.                             15,000       328,633
MMC Norilsk Nickel ADR                 4,403       244,367(i)
POSCO                                  1,240       223,995
Rio Tinto PLC. (Regd.)                32,208       947,949
                                                 8,963,285

TELECOMMUNICATION SERVICES -- 3.1%

America Movil S.A. de C.V.
   ADR (Series L)                      9,884       517,427
Telecom Italia S.p.A                 378,308     1,228,974
Telefonica S.A.                      105,628     1,989,947
Telefonica S.A. ADR                      908        51,302
Vodafone Group PLC.                  708,322     1,920,871
Vodafone Group PLC. ADR              365,394    10,004,488(i)
                                                15,713,009

UTILITIES -- 0.6%

E.ON AG                               15,708     1,431,804
Huaneng Power
   International Inc.              1,118,656       834,743(i)
National Grid Transco PLC.            18,932       180,284
Veolia Environnement                  22,612       818,483(i)
                                                 3,265,314

TOTAL FOREIGN EQUITY
   (COST $81,521,370)                           96,135,069

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 23.6%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 5.0%

U.S. Treasury Bonds
   5.38%    02/15/31              $1,165,000     1,259,470
   7.25%    05/15/16                 835,000     1,045,462(g)
   8.13%    08/15/19 - 08/15/21    1,070,000     1,473,757(g)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/14                 495,830       513,318(m)
   2.38%    01/15/25                 268,334       286,656(m)
   3.88%    04/15/29                 191,572       262,616(m)
   4.69%    04/15/10                 760,670       753,185(c,m)


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
   2.88%    11/30/06            $  4,905,000 $   4,890,040
   3.13%    05/15/07               1,075,000     1,074,473
   3.38%    09/15/09               2,030,000     2,011,426
   3.50%    12/15/09                  45,000        44,782
   4.00%    02/15/14               5,311,000     5,237,496
   4.25%    11/15/13 - 11/15/14    6,945,000     6,960,377

TOTAL U.S. TREASURY NOTES
   (COST $25,634,983)                           25,813,058


FEDERAL AGENCIES -- 1.7%

Federal Home Loan Bank
   2.38%    02/15/06               1,405,000     1,394,032
   2.63%    10/16/06               1,110,000     1,098,595
   3.75%    08/18/09               2,000,000     1,995,949
Federal Home Loan Mortgage Corp.
   3.00%    09/29/06               1,085,000     1,077,291
   3.63%    09/15/08               1,215,000     1,213,658
   4.50%    01/15/14                 610,000       609,510
   4.63%    07/18/07                 610,000       616,094
   4.75%    12/08/10                 335,000       336,993
   6.75%    03/15/31                 140,000       170,093
Federal National Mortgage Assoc.
   6.00%    01/18/12                  30,000        30,041

TOTAL FEDERAL AGENCIES
   (COST $8,517,604)                             8,542,256


AGENCY MORTGAGE BACKED -- 8.0%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                  81,727        83,142
   6.00%    04/01/17 - 05/01/34      307,432       317,965
   6.50%    01/01/27 - 11/01/34      836,610       876,683
   7.00%    10/01/25 - 08/01/34       86,207        91,136
   7.50%    11/01/09 - 09/01/33      131,734       140,782
   8.00%    01/01/30 - 11/01/30       34,619        37,551
   9.00%    10/01/25                   1,585         1,766
Federal National Mortgage Assoc.
   4.50%    07/01/33                 201,002       194,679
   5.50%    04/01/14 - 08/01/33      214,182       220,929
   6.00%    08/01/14 - 11/01/34    1,139,626     1,179,065
   6.50%    06/01/17 - 01/01/35    3,080,872     3,235,615
   7.00%    04/01/17 - 10/01/34      497,287       526,526
   7.50%    12/01/09 - 03/01/34      273,917       293,275
   8.00%    12/01/11 - 11/01/33      120,557       128,473
   8.50%    06/01/30                     704           761
   9.00%    06/01/09 - 12/01/22       67,146        72,458
   5.00%    TBA                   20,320,000    20,340,506(b)
   5.50%    TBA                    5,235,000     5,313,525(b)
   6.00%    TBA                    7,335,000     7,582,556(b)
Government National Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34      365,103       356,795
   6.00%    07/15/33 - 04/15/34       44,106        45,722
   6.50%    04/15/24 - 08/15/34      218,961       230,439


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
   7.00%    03/15/12 - 06/15/34   $  108,092  $    114,732
   8.00%    03/15/30 - 05/15/30        7,297         7,875
   9.00%    11/15/16 - 12/15/21       37,731        42,025

TOTAL AGENCY MORTGAGE BACKED
   (COST $41,422,146)                           41,434,981


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Federal Home Loan Mortgage Corp.
   4.25%    10/15/18                 537,196        50,278(f,h)
   4.50%    04/15/13 - 11/15/19      868,779       217,517(f)
   4.75%    12/15/30                 723,909        62,890(f,h)
   5.00%    01/15/11 - 12/01/34    3,433,380     1,102,664(f)
   5.50%    04/15/17 - 06/15/33      480,030        81,448(f)
   5.85%    10/15/33                  70,000        54,239(h)
   5.92%    05/25/43                  90,626         8,921(f,h)
   7.22%    12/15/33                  45,000        37,796(h)
   7.50%    01/15/16 - 07/15/27       31,402        22,368(f)
   7.75%    03/15/22                  25,387        25,683
   16.18%   09/25/43                 862,066         8,486(c,f,h)
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24        8,780         1,724(f)
Federal Home Loan Mortgage STRIPS
   5.00%    08/01/27                   2,025         1,758(c,e)
Federal National Mortgage Assoc.
   1.16%    12/25/42                 533,689        16,928(f,h)
   2.22%    06/25/43                 680,052        35,915(f,h)
   4.50%    12/25/19                 100,000        94,455
   4.75%    11/25/14                  50,000         4,537(f)
   5.00%    02/25/11 - 02/25/32      356,394        27,269(f)
   5.42%    09/25/42                 736,386        67,069(f,h)
   5.47%    04/25/17 - 10/25/17      315,641        31,585(f,h)
   5.50%    01/25/27                  92,538        11,480(f)
   5.52%    08/25/16                 141,758        12,191(f,h)
   6.00%    12/25/34                 150,000       159,797
   8.00%    07/25/14                  85,817        90,048
   9.84%    09/25/31                  78,215        77,136(h)
   10.85%   12/25/17                  99,964       104,813(h)
   13.97%   03/25/17                  63,800        70,697(h)
   15.39%   04/25/32                  21,149        23,334(h)
Federal National Mortgage
   Assoc. (Class S)
   4.92%    02/25/31                 129,876        11,892(f,h)
Federal National Mortgage
   Assoc. REMIC
   2.00%    06/25/43               1,449,154        75,628(f,h)
   4.50%    11/25/13                 400,145        23,706(f)
   5.00%    10/25/22                 174,640        28,161(f)
   11.81%   03/25/31                 140,454       148,530(h)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      33           499(f)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      10           319(f)


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24   $   84,962  $     16,634(f)
   8.00%    08/01/23 - 07/01/24       18,270         3,612(f)
Government National
   Mortgage Assoc.
   5.00%    02/16/34                  65,000        62,023
Vendee Mortgage Trust
   9.79%    05/15/33                 503,854        17,792(c,f,h)
Washington Mutual
   2.74%    10/25/07                 500,000       500,000

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,686,046)                             3,391,822


ASSET BACKED -- 1.2%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09                  42,000        41,086
Bank One Issuance Trust
   3.59%    05/17/10                  20,000        20,016
   3.76%    08/15/08                  62,000        62,240
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   2.79%    01/25/34                 100,786       100,837(h)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                  28,000        27,780
Capital Auto Receivables Asset
   Trust (Class B)
   3.92%    11/16/09                 154,000       153,904
Capital One Prime Auto
   Receivables Trust (Class A)
   2.48%    09/17/07                 260,000       260,123(h)
Citibank Credit Card Issuance Trust
   2.55%    01/20/09                 200,000       196,502
   2.74%    03/07/08                 275,000       275,473(h)
   4.45%    04/07/10                  35,000        35,399
Citifinancial Mortgage
   Securities Inc.
   2.62%    04/25/34                 533,464       532,199(h)
Countrywide Asset-Backed
   Certificates
   2.66%    07/25/31                  18,552        18,558(h)
Countrywide Home Equity
   Loan Trust (Class A)
   2.63%    07/15/27                 130,454       130,357(h)
Discover Card Master Trust I
   (Class A)
   2.58%    09/18/07                 240,000       240,089(h)
Federal National Mortgage Assoc.
   3.95%    12/26/31                  41,000        41,191
Fleet Credit Card Master
   Trust II (Class A)
   5.60%    12/15/08                 300,000       309,447
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    11/15/06                  64,000        64,521


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner
   Trust (Class A)
   2.44%    07/15/09              $2,000,000  $  2,001,496(h)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   2.52%    06/25/34                 500,000       499,130(h)
Mid-State Trust
   7.54%    07/01/35                   7,227         7,827
Peco Energy Transition Trust
   6.52%    12/31/10                  50,000        55,773
Residential Asset Mortgage
   Products Inc.
   2.66%    03/25/34                 230,182       230,186(h)
Residential Asset Securities Corp.
   2.67%    07/25/32                  59,241        59,141(h)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 350,000       351,435(h)
Saxon Asset Securities Trust
   (Class A)
   2.82%    12/25/32                  33,805        33,853(h)
SLM Student Loan Trust (Class A)
   2.54%    06/15/18                 494,411       494,717(h)
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  54,000        53,751(h)

TOTAL ASSET BACKED
   (COST $6,316,769)                             6,297,031


CORPORATE NOTES -- 5.4%

Abbey National PLC.
   7.95%    10/26/29                  90,000       115,773
Alberta Energy Co. Ltd.
   7.38%    11/01/31                  20,000        24,086
Amerada Hess Corp.
   7.30%    08/15/31                  70,000        78,092
American Electric Power
   Co. Inc. (Series D)
   5.25%    06/01/15                 540,000       541,340
American Greetings
   6.10%    08/01/28                  20,000        21,350
American Standard Inc.
   7.38%    04/15/05                 145,000       146,755
   7.63%    02/15/10                 335,000       382,998
Appalachian Power Co. (Series C)
   2.88%    06/29/07                  60,000        60,057(h)
Appalachian Power Co. (Series E)
   4.80%    06/15/05                  50,000        50,423
Appalachian Power Co. (Series G)
   3.60%    05/15/08                  20,000        19,761
Assurant Inc.
   6.75%    02/15/34                  60,000        65,059
AT&T Wireless Services Inc.
   7.35%    03/01/06                 125,000       130,813
   8.75%    03/01/31                 100,000       134,817
AutoZone Inc.
   4.75%    11/15/10                  60,000        58,549


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Bank of America Corp.
   2.45%    02/17/09              $   25,000  $     25,035(h)
   3.88%    01/15/08                 625,000       628,514
Bank One Corp.
   6.50%    02/01/06                 185,000       191,565
BB&T Corp.
   4.75%    10/01/12                  25,000        25,082
   6.38%    06/30/05                  45,000        45,785(h)
BellSouth Corp.
   6.00%    11/15/34                 385,000       390,062
Belo Corp.
   8.00%    11/01/08                  30,000        33,794
Brandywine Operating
   Partnership Lp
   4.50%    11/01/09                 225,000       223,467
British Telecommunications PLC.
   8.38%    12/15/10                 105,000       125,806
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20                  60,000        78,089
Campbell Soup Co.
   5.50%    03/15/07                  50,000        52,056
Carolina Power & Light Co.
   6.13%    09/15/33                  35,000        37,272
Cendant Corp.
   6.25%    01/15/08                 140,000       149,310
Charter One Bank Fsb
   6.38%    05/15/12                  50,000        55,006
Citigroup Inc.
   5.00%    03/06/07                  90,000        92,858
   5.85%    12/11/34                 460,000       473,185
   6.63%    06/15/32                 125,000       139,722
Comcast Cable Communications
   6.38%    01/30/06                 100,000       103,289
Comcast Cable Communications
   Holdings Inc.
   8.38%    03/15/13                  90,000       110,925
ConAgra Foods Inc.
   6.00%    09/15/06                 120,000       124,979
Consolidated Natural Gas Co.
   5.38%    11/01/06                 175,000       180,204
Countrywide Home Loans Inc.
   5.63%    05/15/07                  50,000        52,149
CSX Corp.
   5.50%    08/01/13                  65,000        67,897
CSX Transportation Inc.
   9.75%    06/15/20                  21,000        29,311
DaimlerChrysler NA Holding Corp.
   2.96%    05/24/06                 100,000       100,491(h)
   6.40%    05/15/06                 500,000       520,197
   7.25%    01/18/06                  60,000        62,438
Delhaize America Inc.
   7.38%    04/15/06                 275,000       288,744
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08                 490,000       488,503
   5.25%    07/22/13                  90,000        92,506


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Dominion Resources Inc. (Series B)
   4.13%    02/15/08               $  90,000  $     90,436
Dominion Resources Inc. (Series G)
   3.66%    11/15/06                 185,000       185,317
Duke Capital LLC
   4.30%    05/18/06                 130,000       131,569
   4.33%    11/16/06                 230,000       232,885
   6.25%    02/15/13                  50,000        54,064
Duke Energy Corp.
   4.50%    04/01/10                  30,000        30,354
EOP Operating LP (REIT)
   7.75%    11/15/07                 570,000       628,997
European Investment Bank
   4.63%    03/01/07                  70,000        72,020
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 390,000       423,723
Ford Motor Credit Co.
   5.63%    10/01/08                  90,000        91,779
   5.80%    01/12/09                  80,000        81,557
   7.38%    02/01/11                 330,000       355,457
FPL Group Capital Inc. (Series A)
   4.09%    02/16/07                  80,000        80,847
General Mills Inc.
   3.88%    11/30/07                  50,000        50,111
General Motors Acceptance Corp.
   3.19%    05/18/06                 205,000       203,789(h)
   6.13%    09/15/06                  70,000        71,761
   6.75%    01/15/06                  60,000        61,557
   6.88%    09/15/11                 575,000       587,487
General Motors Corp.
   7.20%    01/15/11                  50,000        51,227
   8.38%    07/15/33                  60,000        61,719
Georgia Power Co.
   4.88%    07/15/07                  65,000        66,877
Goldman Sachs Group Inc.
   5.25%    10/15/13                 515,000       527,034
   6.60%    01/15/12                  10,000        11,154
Goodrich Corp.
   7.10%    11/15/27                  40,000        43,845
Grupo Televisa S.A.
   8.00%    09/13/11                  60,000        69,600
HCA Inc.
   5.50%    12/01/09                  40,000        40,013
Hertz Corp.
   3.40%    08/05/08                  40,000        40,203(h)
Household Finance Corp.
   3.38%    02/21/06                  30,000        30,061
   6.38%    11/27/12                  65,000        71,718
   6.50%    01/24/06                 225,000       232,844
HSBC Bank USA NA
   3.88%    09/15/09                 620,000       614,391
HSBC Finance Corp.
   6.75%    05/15/11                 280,000       314,247
Hudson United Bank
   7.00%    05/15/12                  80,000        89,608
Huntington National Bank
   2.75%    10/16/06                  45,000        44,464


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Hydro Quebec
   8.25%    04/15/26              $  470,000  $    648,293
iStar Financial Inc.
   6.00%    12/15/10                 630,000       664,751
Kellogg Co. (Series B)
   6.60%    04/01/11                 185,000       207,021
Kerr-McGee Corp.
   5.88%    09/15/06                  65,000        67,432
   6.95%    07/01/24                 435,000       480,254
Keycorp
   4.63%    05/16/05                 120,000       120,817
KFW International Finance
   4.75%    01/24/07                 415,000       426,691
Kinder Morgan Energy
   Partners LP
   5.13%    11/15/14                  70,000        69,924
Kinder Morgan Inc.
   6.50%    09/01/12                 140,000       153,242
Kraft Foods Inc.
   4.13%    11/12/09                 450,000       447,390
Lockheed Martin Corp.
   8.50%    12/01/29                 185,000       252,680
Marsh & McLennan Cos. Inc.
   2.19%    07/13/07               1,500,000     1,465,557(h)
   5.38%    07/15/14                 370,000       360,751
Masco Corp.
   6.75%    03/15/06                  55,000        57,235
Merck & Co. Inc.
   5.25%    07/01/06                  60,000        61,637
Morgan Stanley
   4.00%    01/15/10                  85,000        84,034
   4.25%    05/15/10                 405,000       404,265
Motorola Inc.
   4.61%    11/16/07                  65,000        66,283
National Rural Utilities
   Cooperative
   Finance Corp.
   6.00%    05/15/06                  40,000        41,447
NB Capital Trust IV
   8.25%    04/15/27                 215,000       239,445
Noble Energy Inc.
   8.00%    04/01/27                  50,000        62,871
Nordic Investment Bank
   2.75%    01/11/06                  60,000        59,946
Norfolk Southern Corp.
   6.00%    04/30/08                  20,000        21,412
   7.05%    05/01/37                 135,000       158,491
Norfolk Southern Railway Co.
   9.75%    06/15/20                  29,000        40,916
Northeast Utilities (Series B)
   3.30%    06/01/08                  30,000        29,312
Northrop Grumman Corp.
   4.08%    11/16/06                 200,000       202,021
Ocean Energy Inc.
   4.38%    10/01/07                  15,000        15,135
Pacific Gas & Electric Co.
   2.72%    04/03/06                  46,000        46,046(h)


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Pemex Finance Ltd.
   9.03%    02/15/11               $  20,000  $     22,991
   9.69%    08/15/09                 218,500       245,400
Pemex Project Funding
   Master Trust
   7.38%    12/15/14                  15,000        16,620
   8.63%    02/01/22                  60,000        69,600
Pepco Holdings Inc.
   5.50%    08/15/07                  55,000        57,055
Petrobras International Finance Co.
   9.75%    07/06/11                  40,000        48,300
Petro-Canada
   5.35%    07/15/33                  25,000        23,290
Petroleos Mexicanos
   9.50%    09/15/27                 245,000       306,250
Pioneer Natural Resources Co.
   6.50%    01/15/08                 145,000       155,242
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 155,000       206,390
Prudential Financial Inc.
   4.10%    11/15/06                 250,000       252,738(j)
PSI Energy Inc.
   6.65%    06/15/06                  40,000        41,662
Public Service Co. of New Mexico
   4.40%    09/15/08                  50,000        50,205
Puget Energy Inc.
   3.36%    06/01/08                  30,000        29,458
Quest Diagnostics
   6.75%    07/12/06                  45,000        47,065
Raytheon Co.
   4.85%    01/15/11                  85,000        87,055
   6.40%    12/15/18                 125,000       137,809
RBS Capital Trust I
   5.51%    09/29/49                  95,000        97,176(h)
Reckson Operating Partnership LP
   5.88%    08/15/14                  65,000        67,423
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                  25,000        30,431(h)
   9.12%    03/31/49                 140,000       170,524
Safeco Corp.
   4.20%    02/01/08                  20,000        20,214
SBC Communications Inc.
   5.10%    09/15/14                  75,000        75,696
Shurgard Storage Centers Inc. (REIT)
   5.88%    03/15/13                   5,000         5,167
SLM Corp.
   4.00%    01/15/09                  60,000        60,005
Southern California Edison Co.
   8.00%    02/15/07                 180,000       195,982
Southwest Airlines Co.
   5.25%    10/01/14                  30,000        30,137
Sprint Capital Corp.
   4.78%    08/17/06                 145,000       147,779(j)
   6.00%    01/15/07                  70,000        73,241
   6.13%    11/15/08                  80,000        85,809
   6.90%    05/01/19                 110,000       122,819
   8.38%    03/15/12                 540,000       658,272


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

State of Illinois
   4.95%    06/01/23               $  85,000  $     82,793
Telecom Italia Capital S.A.
   (Series B)
   5.25%    11/15/13                  90,000        91,024
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 355,000        357,783
   8.25%    01/26/06                 215,000       225,815
TELUS Corp.
   7.50%    06/01/07                 125,000       135,840
The Walt Disney Co.
   6.75%    03/30/06                  35,000        36,488
Time Warner Inc.
   6.88%    05/01/12                  25,000        28,457
   7.75%    06/15/05                  45,000        45,847
   9.13%    01/15/13                 340,000       434,019
TXU Electric Delivery Co.
   6.38%    05/01/12                 130,000       142,789
Tyco International Group S.A.
   5.80%    08/01/06                 185,000       191,667
   6.75%    02/15/11                 120,000       134,722
Tyson Foods Inc.
   7.25%    10/01/06                 425,000       451,193
UBS Preferred Funding Trust I
   8.62%    10/29/49                  70,000        84,636(h)
Union Pacific Corp.
   6.65%    01/15/11                 205,000       228,771
Unisys Corp.
   8.13%    06/01/06                  35,000        36,838
US Bank National Assoc.
   2.85%    11/15/06                  40,000        39,611
Valero Energy Corp.
   6.88%    04/15/12                  70,000        79,352
   7.50%    04/15/32                  35,000        42,136
Verizon
   6.50%    09/15/11                  50,000        54,915
Verizon Global Funding Corp.
   7.75%    12/01/30 - 06/15/32      575,000       715,269
Verizon Pennsylvania Inc.
   (Series A)
   5.65%    11/15/11                 140,000       147,321
Viacom Inc.
   5.50%    05/15/33                  35,000        34,138
Wachovia Corp.
   5.25%    08/01/14                 100,000       102,429
Washington Mutual Bank FA
   5.13%    01/15/15                  55,000        54,591
Washington Mutual Inc.
   5.63%    01/15/07                  70,000        72,846
Wells Fargo & Co.
   5.25%    12/01/07                  90,000        94,016
Westar Energy Inc.
   9.75%    05/01/07                 125,000       139,901
Weyerhaeuser Co.
   6.00%    08/01/06                 335,000       348,886
   6.13%    03/15/07                  51,000        53,789
   6.75%    03/15/12                  80,000        90,241


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Wisconsin Electric Power
   3.50%    12/01/07               $  70,000  $     69,723
Wisconsin Energy Corp.
   5.88%    04/01/06                  23,000        23,730

TOTAL CORPORATE NOTES
   (COST $27,927,826)                           28,025,509


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

Bear Stearns Commercial
   Mortgage Securities
   3.88%    08/13/39                 108,000       107,130
   4.17%    01/12/41                 500,000       504,054
   4.68%    08/13/39                 198,000       197,813
   6.02%    02/14/31                  75,000        80,402
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  40,000        43,600
Citicorp Mortgage Securities Inc.
   6.13%    08/25/32                  23,768        23,718(h)
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32                  38,029        37,954(h)
CS First Boston Mortgage
   Securities Corp.
   6.13%    04/15/37                  50,000        54,703
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 228,000       245,008
GMAC Commercial Mortgage
   Securities Inc.
   4.21%    12/10/41                 350,000       350,766(h)
   6.42%    05/15/35                 500,000       537,556
GMAC Commercial Mortgage
   Securities Inc. (Class A)
   4.55%    12/10/41                 350,000       350,921(h)
   4.92%    12/10/41                 271,000       271,935(h)
GMAC Commercial Mortgage
   Securities Inc. (Class X)
   4.03%    12/10/41               4,038,000       137,775(c,h)
Impac CMB Trust
   2.70%    08/25/32                  77,640        77,689(h)
Impac CMB Trust (Class A)
   2.80%    12/25/33                 520,641       520,539(h)
   2.85%    11/25/32                  36,983        37,050(h)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                  40,000        44,472
JP Morgan Chase Commercial
   Mortgage Securities Corp. (Class A)
   4.92%    10/15/37                  66,000        66,856(h)
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27                 108,000       107,989(h)
   4.20%    12/15/29                 135,000       135,318
   4.51%    12/15/29                 135,000       135,223
   4.86%    12/15/39                 229,000       229,061(h)
   6.23%    03/15/26                  53,000        57,452


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class A)
   6.65%    11/15/27                $304,000  $    340,385
Master Alternative Loans Trust
   5.00%    08/25/18                  89,108        10,234(f)
   6.50%    08/25/34                 274,286       287,186
   6.50%    01/25/35                 175,000       183,012
Morgan Stanley Capital I
   5.11%    06/15/40                 200,000       204,353(h)
   6.53%    03/15/31                 287,000       311,205
   7.11%    04/15/33                  73,000        81,490
Morgan Stanley Capital I (Class A)
   4.66%    09/13/45                 300,000       298,401
   4.97%    04/14/40                 300,000       303,425
Morgan Stanley Dean
   Witter Capital I
   6.96%    10/15/33                  60,634        64,719
   7.20%    10/15/33                  50,000        56,638
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30                 500,000       540,418

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $7,085,600)                             7,036,450


SOVEREIGN BONDS -- 0.2%
Government of Mexico
   International Bond
   6.75%    09/27/34                 200,000       196,800
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  20,000        24,305
Province of British Columbia
   4.63%    10/03/06                  45,000        46,092
Province of Manitoba Canada
   4.25%    11/20/06                 105,000       106,923
Province of New Brunswick
   3.50%    10/23/07                  50,000        50,061
Province of Ontario
   3.38%    01/15/08                 500,000       497,563
   3.50%    09/17/07                 100,000       100,014
   5.13%    07/17/12                  10,000        10,534

TOTAL SOVEREIGN BONDS
   (COST $1,033,594)                             1,032,292

TOTAL BONDS AND NOTES
   (COST $121,624,568)                         121,573,399

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.0%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund     68,250     2,083,672
Industrial Select Sector SPDR Fund   264,195     8,208,539

TOTAL EXCHANGE TRADED FUNDS
   (COST $9,120,046)                            10,292,211



See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

TOTAL RETURN FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   NUMBER OF
                                   CONTRACTS         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

PUT OPTION

US Treasury Notes 5 Yr. Futures
   (COST $25,096)                         32  $      6,500


TOTAL INVESTMENTS IN SECURITIES
   (COST $453,507,700)                         492,861,381

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund    54,331,081    54,331,081(k)
State Street Navigator Securities
   Lending Prime Portfolio        29,051,970    29,051,970(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $83,383,051)                           83,383,051


TOTAL INVESTMENTS
   (COST $536,890,751)                         576,244,432

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (11.8)%                                 (60,737,986)
                                              ------------


NET ASSETS-- 100.0%                           $515,506,446
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Total Return Fund had the following written option contracts open at December 31, 2004:

                                  EXPIRATION DATE/   NUMBER OF
CALL OPTIONS                       STRIKE PRICE      CONTRACTS     VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes 5 Yr.
   Futures (Written
   Option Premium $12,904)          Jan 05/109.50        32      $(13,500)

                                   EXPIRATION DATE/   NUMBER OF
PUT OPTIONS                         STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes 5 Yr.
   Futures (Written Option
   Premium $11,904)                 Jan 05/108.00        32      $ (1,500)
                                                                 --------
                                                                 $(15,000)
                                                                 ========


The GEI Total Return Fund had the following long futures contracts open at December 31, 2004:

                                 NUMBER      CURRENT
                   EXPIRATION      OF        NOTIONAL    UNREALIZED
DESCRIPTION           DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures       December 2005     15      $3,616,500    $ (5,295)
Euro Dollar
   Futures       December 2007     15       3,588,375      (2,295)
S&P 500 Index
   Futures         March 2005      30       9,102,750      12,820
U.S. Treasury
   Notes 5 Yr.
   Futures         March 2005      39       4,271,719      22,275


The GEI Total Return Fund had the following short futures contracts open at December 31, 2004:
                                 NUMBER       CURRENT
                   EXPIRATION      OF         NOTIONAL     UNREALIZED
DESCRIPTION           DATE      CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures       December 2006     30      $(7,202,625)     $  7,410
U.S. Treasury
   Notes 10 Yr.
   Futures         March 2005      10      $(1,119,375)        2,126
                                                            --------
                                                            $ 37,041
                                                            ========


The GEI Total Return Fund had the following forward foreign currency contracts open at December 31, 2004:

   CURRENCY        CURRENCY          SETTLEMENT        UNREALIZED
    BOUGHT           SOLD               DATE          APPRECIATION
--------------------------------------------------------------------------------
57,213,750 JPY    549,736 USD    January 21, 2005         9,434


See Notes to Schedule of Investments on page 16 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                               December 31, 2004
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(h) Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(i) All or a portion of the security is out on loan.

(j) Step coupon bond. Security becomes interest bearing at a future date.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(l) All or a portion of the security purchased with collateral from securities lending.

(m) Treasury Inflated Securities.

+   Percentages are based on net assets as of December 31, 2004.

*   Less than 0.1%.


Abbreviations:

ADR       American Depositary Receipt

REGD.     Registered

REIT      Real Estate Investment Trust

REMIC     Real Estate Mortgage Investment Conduit

SPDR      Standard & Poors Depository Receipts

STRIPS    Separate Trading of Registered Interest and Principal of Security

TBA      To be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


TOTAL RETURN FUND

                                                       12/31/04      12/31/03       12/31/02       12/31/01         12/31/00
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --            --             --              --          7/1/85
Net asset value, beginning of period ...............    $15.09        $12.68         $14.49          $15.51          $15.86
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.20          0.16           0.31            0.38            0.43
   Net realized and unrealized
      gains/(losses) on investments ................      1.04          2.41          (1.67)          (0.83)           0.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .....      1.24          2.57          (1.36)          (0.45)           0.75
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.20          0.16           0.32            0.38            0.44
   Net realized gains ..............................      0.16            --           0.13            0.19            0.66
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.36          0.16           0.45            0.57            1.10
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $15.97        $15.09         $12.68          $14.49          $15.51
==============================================================================================================================
TOTAL RETURN (A) ...................................     8.19%        20.31%        (9.31)%         (2.89)%           4.94%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $515,506      $225,867       $112,747        $130,757        $130,734
   Ratios to average net assets:
      Net investment income ........................     1.81%         1.58%          2.22%           2.54%           2.84%
      Gross expenses ...............................     0.49%         0.53%          0.54%           0.53%           0.54%
      Net expenses .................................     0.49%         0.53%          0.54%           0.53%           0.54%
   Portfolio turnover rate .........................      141%          115%           126%            122%            117%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.

Statement of Assets
and Liabilities DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                         TOTAL
                                                                        RETURN
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $453,507,700) ..     $492,861,381
   Short-term Investments (at amortized cost) .................       83,383,051
   Foreign Cash (cost $56,343) ................................           56,372
   Receivable for investments sold ............................        1,103,545
   Income receivables .........................................        1,463,363
   Receivable for fund shares sold ............................        1,116,846
   Variation margin receivable ................................            3,391
   Unrealized gain on forward foreign currency contracts ......            9,434
   Distribution paid in advance ...............................              108
--------------------------------------------------------------------------------
       TOTAL ASSETS ...........................................      579,997,491
--------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ...................       29,051,970
   Payable for investments purchased ..........................       35,224,267
   Payable to GEAM ............................................          191,008
   Variation margin payable ...................................            8,800
   Options written at market (premium received $24,808) .......           15,000
--------------------------------------------------------------------------------
       TOTAL LIABILITIES ......................................       64,491,045
--------------------------------------------------------------------------------
NET ASSETS ....................................................     $515,506,446
================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................      474,624,278
   Undistributed net investment income ........................           42,531
   Accumulated net realized gain ..............................        1,426,387
   Net unrealized appreciation on:
       Investments ............................................       39,353,681
       Futures ................................................           37,041
       Written Options ........................................            9,808
       Foreign currency related transactions ..................           12,720
--------------------------------------------------------------------------------
NET ASSETS ....................................................     $515,506,446
================================================================================
Shares outstanding ($0.01 par value) ..........................       32,277,957
Net asset value per share .....................................     $      15.97

* Includes $27,974,492 of securities on loan


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        TOTAL
                                                                       RETURN
                                                                        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................     $  4,576,730
      Interest* ..............................................        3,407,521
      Less: Foreign taxes withheld ...........................         (162,906)
-------------------------------------------------------------------------------
    TOTAL INCOME .............................................        7,821,345
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................        1,474,571
      Custody and accounting expenses ........................          109,506
      Professional fees ......................................           40,579
      Trustee's fees .........................................            8,252
      Transfer agent .........................................              181
      Registration and other expenses ........................           41,795
-------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ...................        1,674,884
       Less:Fee reimbursement from transfer agent (See Note 2)               (9)
-------------------------------------------------------------------------------
      Net expenses ...........................................        1,674,875
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................        6,146,470
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................        9,729,414
         Futures .............................................          217,310
         Written options .....................................          (18,926)
         Swaps ...............................................            8,231
         Foreign currency transactions .......................           22,052
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION) ON:
         Investments .........................................       19,000,252
         Futures .............................................          (22,103)
         Written options .....................................            9,808
         Foreign currency transactions .......................            9,975
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ........       28,956,013
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 35,102,483
===============================================================================


* Income attributable to security lending activity, net of rebate expenses, was $55,771.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL
                                                                                                              RETURN
                                                                                                               FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED               YEAR ENDED
                                                                                              DECEMBER 31,             DECEMBER 31,
                                                                                                  2004                     2003
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............................................................   $  6,146,470              $  2,286,231
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ...........................................      9,958,081                    61,113
     Net increase in unrealized appreciation on investments, futures,
       written options, foreign currency translation .....................................     18,997,932                26,066,283
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ........................................................     35,102,483                28,413,627
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................................................     (6,141,806)               (2,398,555)
     Net realized gains ..................................................................     (4,967,338)                      --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................................................    (11,109,144)               (2,398,555)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ..............................     23,993,339                26,015,072
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ........................................................    255,422,494                87,113,450
     Value of distributions reinvested ...................................................     11,109,252                 2,398,555
     Cost of shares redeemed .............................................................       (885,224)               (2,407,207)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ................................................    265,646,522                87,104,798
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ..........................................................    289,639,861               113,119,870

NET ASSETS
   Beginning of period ...................................................................    225,866,585               112,746,715
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................................................   $515,506,446              $225,866,585
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD .......................................   $     42,531              $      7,581
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold .........................................................................     16,668,080                 6,111,645
     Issued for distributions reinvested .................................................        696,942                   160,546
     Shares redeemed .....................................................................        (58,639)                 (190,902)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..............................................................     17,306,383                 6,081,289
===================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

 1.  ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                 Net Tax
                        Cost of                 Gross Tax               Gross Tax              Unrealized
                    Investments for            Unrealized              Unrealized             Appreciation
                     Tax Purposes             Appreciation            Depreciation           on Investments
-----------------------------------------------------------------------------------------------------------
                     $538,327,513             $43,828,178             $(5,911,259)            $37,916,919



                        Net Tax
                     Appreciation
                    on Derivatives,
                     Currency and             Undistributed           Undistributed           Post-October
                   other Net Assets          Ordinary Income         Long-Term Gains             Losses
-----------------------------------------------------------------------------------------------------------
                       $31,316                  $42,531                $2,891,402                $  --


As of December 31, 2004, the Fund has no capital loss carryover. During the year ended December 31, 2004, the Fund utilized approximately $2,763,765 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

          Ordinary         Long-Term
           Income        Capital Gains        Total
--------------------------------------------------------------------------------
         $6,141,806       $4,967,338      $11,109,144

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $9 of those conversion expenses related to the Fund.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                     Annualized based on
                   average daily net assets
--------------------------------------------------------------------------------
          Average Daily                Advisory and
           Net Assets                 Administration
            of Fund                        Fees
--------------------------------------------------------------------------------
       First $100 million                  .50%
        Next $100 million                  .45%
        Next $100 million                  .40%
        Next $100 million                  .35%
        Over $400 million                  .30%

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $2,591 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:

                Purchases                Sales
--------------------------------------------------------------------------------
              $724,648,117           $471,634,054


OPTIONS During the period ended December 31, 2004, the following option contracts were written:


                                Number of
                              of Contracts        Premium
--------------------------------------------------------------------------------
Balance as of
   December 31, 2003               --           $       --

Written                          (388)            (115,581)
Closed and Expired                324               90,773
--------------------------------------------------------------------------------
Balance as of
   December 31, 2004              (64)          $  (24,808)
--------------------------------------------------------------------------------


SECURITY LENDING At December 31, 2004, the Fund participated in securities lending:


                 Loaned
             securities at               Cash
              market value            Collateral
--------------------------------------------------------------------------------
               $27,974,492            $29,051,970

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Total Return Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2004, the Fund paid to shareholders of record on December 28, 2004 $0.15871 per share of long-term capital gain dividends reported on Form 1099-DIV for 2004.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Global Income Fund

Annual Report
DECEMBER 31, 2004

[GE logo omitted]

GE Investments Funds, Inc.
Global Income Fund                                              Contents
------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ........................    1

NOTES TO PERFORMANCE ..............................................    5

NOTES TO SCHEDULE OF INVESTMENTS ..................................    5

FINANCIAL STATEMENTS

     Financial Highlights .........................................    6

     Statement of Assets and Liabilities ..........................    7

     Statement of Operations ......................................    8

     Statements of Changes in Net Assets ..........................    9

     Notes to Financial Statements ................................   10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........   15

ADDITIONAL INFORMATION ............................................   16

INVESTMENT TEAM ...................................................   19


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Global Income Fund
--------------------------------------------------------------------------------

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2002. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Global Income Fund posted an increase of 9.46%. The Salomon Brothers World Government Bond Index Un-hedged returned 10.35% and the Fund's Lipper peer group of 31 Global Income funds returned an average of 9.00% for the same period.

Q. WHAT FACTORS MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. There were three main drivers of fund performance for the year. First, the overweight position in Europe with a longer relative duration benefited from declining yields. Second, the underweight in Japan with a shorter relative duration benefited from an increase in yields. Lastly, the slight overweight in U.S. bonds added to performance.

    Global bond markets posted positive returns in 2004 led by Europe as economic growth in that region continued to drag. U.S. bonds performed well given solid expansion of roughly 4% and a Fed tightening in excess of early 2004 expectations. Japanese government bond returns lagged due to a pick up in that countries growth rate. A surge in oil prices to nearly $55/bbl in October weighed on global growth, particularly in Europe. Inflation remained moderate despite the increase in energy prices as well as a continuing decline in the U.S. dollar versus other major currencies. U.S. elections had little impact on price action. Ongoing terrorist threats and the war in Iraq seemed to do little to alter investors risk appetites driving non-government yield spreads tighter throughout the year.

    Yield curves in the U.S. and U.K. both flattened in 2004, reflecting similar policy moves by their central banks. The U.S. 2-year yield climbed 124 basis points by yearend driven by a hike in the fed funds target by the Federal Reserve of 1.25% beginning in June. The yield on the 10-year note, however, was virtually unchanged (down 2 basis points) due to moderate inflation expectations. Short rates in the U.K. increased more modestly (up 14 basis points) amidst a rise of 1% in the base-lending rate by the Bank of England. Long-term rates fell however, as observed by the 10-year gilt (down 26 basis points).

    Euroland benchmark rates declined at both the short and long ends, as economic growth in that region decelerated. By yearend, 2 and 10-year yields had fallen by 13 and 61 basis points, respectively. The European Central Bank held its refinancing rate steady at 2% throughout the full year. Japanese rates were up slightly during the year as that economy showed strength early in the year but then later stalled.

Global Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,113.23                           4.64
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.48                           4.49
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.88% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 11.37%.

Global Income Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                             Salomon Brothers
                      Global                 World Government
                    Income Fund                 Bond Index
5/1/97                  10,000                     10,000
06/97                   10,190                     10,394
12/97                   10,341                     10,548
06/98                   10,729                     10,843
12/98                   11,720                     12,163
06/99                   10,874                     11,290
12/99                   10,841                     11,644
06/00                   10,717                     11,647
12/00                   10,767                     11,829
06/01                   10,314                     11,289
12/01                   10,586                     11,712
06/02                   11,526                     12,866
12/02                   12,347                     13,995
06/03                   12,962                     14,989
12/03                   13,790                     16,081
06/04                   13,554                     15,836
12/04                   15,094                     17,746



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                 ONE         FIVE        SINCE
                                 YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Global Income Fund               9.46%       6.84%       5.52%
--------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index           10.35%       8.79%       7.77%
--------------------------------------------------------------------------------
Lipper peer group average*       9.00%       8.87%        N/A
--------------------------------------------------------------------------------
Inception date                  5/1/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.


CURRENCY EXPOSURE
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $14,902 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Euro                        42.5%
Japanese Yen                24.6%
U.S. Dollars                24.1%
Pound Sterling               4.5%
Canadian Dollars             3.1%
Swedish Krona                1.2%


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $14,902 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Continental Europe          43.8%
Japan                       24.6%
United States               24.1%
United Kingdom               4.5%
Canada                       3.0%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 31 AND 25 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 5 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GLOBAL INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                    PRINCIPAL
                                       AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 87.9%+
--------------------------------------------------------------------------------

AUSTRIA -- 1.9%

Government of Austria
   4.00%  07/15/09             EUR    219,000  $    310,043(b)

BELGIUM -- 1.8%

Government of Belgium
   5.00%  09/28/11             EUR     40,000        59,845(b)
   5.50%  09/28/17             EUR    155,000       244,717(b)
                                                   304,562

CANADA -- 2.7%

Government of Canada
   5.75%  06/01/33             CAD     72,000        68,589
   6.00%  06/01/11             CAD    415,000       385,264
                                                   453,853

FINLAND -- 0.9%

Government of Finland
   5.38%  07/04/13             EUR     93,000       143,532(b)

FRANCE -- 5.2%

Government of France
   5.50%  10/25/07 - 04/25/10  EUR    579,000       868,594(b)

GERMANY -- 19.5%

Bundesobligation
   4.50%  08/17/07             EUR    205,000       291,694
   5.00%  02/17/06             EUR    173,000       242,078(b)
Deutsche Bundesrepublik
   4.13%  07/04/08             EUR     50,000        70,804(b)
   5.00%  01/04/12             EUR    725,000     1,085,970(b)
   5.50%  01/04/31             EUR     65,000       105,371(b)
   6.00%  01/04/07             EUR    270,000       391,706(b)
   6.25%  01/04/30             EUR    547,000       968,397(b)
Kreditanstalt fuer
   Wiederaufbau
   5.25%  07/04/12             EUR     72,000       109,165(b)
                                                  3,265,185

GREECE -- 2.4%

Hellenic Republic
   5.25%  05/18/12             EUR    107,000       161,356(b)
   6.00%  02/19/06             EUR    172,000       243,022(b)
                                                    404,378

ITALY -- 1.0%

Italy Buoni Poliennali
   Del Tesoro
   6.75%  02/01/07             EUR    117,000       172,673(b)



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

JAPAN -- 21.9%

Government of Japan
   0.02%  03/20/06             JPY  32,500,000  $   318,987(a)
   0.09%  12/20/06             JPY  28,500,000      280,373(a)
   0.12%  03/20/07             JPY  62,500,000      614,979(a)
   0.21%  09/20/07             JPY  31,600,000      309,167(a)
   0.41%  12/22/08             JPY  65,000,000      646,516(a)
   1.10%  12/20/05             JPY  65,000,000      640,970
   1.30%  09/20/12             JPY  35,400,000      350,505
   1.80%  12/20/10             JPY  48,400,000      500,989
                                                  3,662,486

NETHERLANDS -- 2.8%
Government of Netherlands
   5.50%  01/15/28             EUR     285,000      460,076

SPAIN -- 2.5%
Government of Spain
   4.25%  10/31/07             EUR     290,000      410,492

SWEDEN -- 1.1%
Government of Sweden
   6.00%  02/09/05             SEK   1,200,000      181,244(b)

UNITED KINGDOM -- 4.0%
United Kingdom Gilt
   6.00%  12/07/28             GBP     102,000      239,813
   7.75%  09/08/06             GBP      96,000      194,245
   8.50%  12/07/05             GBP     120,000      238,963
                                                    673,021
UNITED STATES -- 20.2%
U.S. Treasury Bonds
   5.25%  02/15/29             USD     683,000      716,358(b)
   5.38%  02/15/31             USD     350,000      378,381(b)
U.S. Treasury Notes
   3.50%  11/15/06             USD     700,000      705,908(b)
   4.38%  05/15/07 - 08/15/12  USD   1,280,000    1,312,743(b)
   6.50%  05/15/05             USD     250,000      253,642(b)
                                                  3,367,032

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,506,374)                            14,677,171


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $225,121)             USD     225,121      225,121(c)

TOTAL INVESTMENTS
   (COST $11,731,495)                            14,902,292

OTHER ASSETS AND LIABILITIES,
   NET-- 10.8%                                    1,795,321
                                                -----------


NET ASSETS-- 100%                               $16,697,613
                                                ===========

See Notes to Schedule of Investments on page 5 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Salomon/Smith Barney World Government Bond Index (Salomon World Bond) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise this index. The Salomon World Bond Index is a market capitalization-weighted index designed to track major government debt markets. The index includes issues which must be sovereign debt issued in the domestic market in the local currency with at least one year of maturity. The following countries are included in the index: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Coupon amount represents effective yield.

(b) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures and forward foreign currency contracts.

(c) GEAM the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of December 31, 2004.



Abbreviations:

USD      United States Dollar

CAD      Canadian Dollar

EUR      Euro

GBP      British Pound

SEK      Swedish Krona

JPY      Japanese Yen

Financial Highlights
Selected data based on a share outstanding throughout the period(s) indicated
--------------------------------------------------------------------------------


GLOBAL INCOME FUND

                                                    12/31/04        12/31/03          12/31/02         12/31/01          12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --              --                --              --             5/1/97
Net asset value, beginning of period .............   $11.68          $10.84             $9.35           $9.51             $9.59
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................     0.31            0.31              0.21            0.32              0.40
   Net realized and unrealized
      gains/(losses) on investments ..............     0.79            0.96              1.35           (0.48)            (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...     1.10            1.27              1.56           (0.16)            (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.65            0.43              0.07              --              0.01
   Net realized gains ............................       --              --                --              --                --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.65            0.43              0.07              --              0.01
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $12.13          $11.68            $10.84           $9.35             $9.51
===================================================================================================================================
TOTAL RETURN (A) .................................    9.46%          11.69%            16.63%         (1.68)%           (0.69)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $16,698         $17,241           $17,806          $8,885            $9,555
   Ratios to average net assets:
      Net investment income ......................    2.29%           2.23%             2.65%           3.53%             4.51%
      Gross expenses .............................    0.86%           0.71%             0.69%           0.72%             0.72%
      Net expenses ...............................    0.86%           0.71%             0.69%           0.72%             0.72%
   Portfolio turnover rate .......................       0%             33%              152%            125%              177%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.


See Notes to Financial Statements.

Statement of Assets
and Liabilities  DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                      GLOBAL
                                                                      INCOME
                                                                       FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $11,506,374) ..      $ 14,677,171
   Short-term investments (at amortized cost) ...............           225,121
   Foreign Cash (cost $1,387,403) ...........................         1,526,279
   Income receivables .......................................           283,993
   Receivable for fund shares sold ..........................                 8
-------------------------------------------------------------------------------
       TOTAL ASSETS .........................................        16,712,572
-------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed .........................             2,718
   Payable to GEAM ..........................................            12,241
-------------------------------------------------------------------------------
       TOTAL LIABILITIES ....................................            14,959
-------------------------------------------------------------------------------
NET ASSETS ..................................................      $ 16,697,613
===============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................        13,599,504
   Undistributed net investment income ......................             2,282
   Accumulated net realized loss ............................          (233,113)
   Net unrealized appreciation on:
       Investments ..........................................         3,170,797
       Foreign currency related transactions ................           158,143
-------------------------------------------------------------------------------
NET ASSETS ..................................................      $ 16,697,613
===============================================================================
Shares outstanding ($0.01 par value) ........................         1,377,040
Net asset value per share ...................................      $      12.13


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                         GLOBAL
                                                                         INCOME
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest ................................................     $   511,582
-------------------------------------------------------------------------------
    TOTAL INCOME ..............................................         511,582
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ........................          99,700
      Custody and accounting expenses .........................          31,618
      Professional fees .......................................           2,448
      Trustee's fees ..........................................             497
      Transfer agent ..........................................             182
      Registration and other expenses .........................           5,276
-------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ....................         139,721
       Less:Fee reimbursement from transfer agent (See Note 2)               (9)
-------------------------------------------------------------------------------
       Net expenses ...........................................         139,712
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME .....................................         371,870
===============================================================================
NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments ..........................................         368,009
         Foreign currency transactions ........................          17,726
      INCREASE IN UNREALIZED APPRECIATION ON:
         Investments ..........................................         531,193
         Foreign currency transactions ........................         130,099
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .........       1,047,027
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 1,418,897
===============================================================================

See Notes to Financial Statements.


Statements of
Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           GLOBAL
                                                                                                           INCOME
                                                                                                            FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED       YEAR ENDED
                                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                                  2004             2003
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                                                    $   371,870       $   424,919
     Net realized gain on investments and foreign currency transactions                           385,735           285,599
     Net increase in unrealized appreciation on investments and
       foreign currency translation                                                               661,292         1,326,265
-----------------------------------------------------------------------------------------------------------------------------
     Net increase from operations                                                               1,418,897         2,036,783
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                       (849,196)         (599,854)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                           (849,196)         (599,854)
-----------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from
     operations and distributions                                                                 569,701         1,436,929
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares                                                               2,401,575        11,922,583
     Value of distributions reinvested                                                            849,193           599,854
     Cost of shares redeemed                                                                   (4,363,414)      (14,524,631)
-----------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions                                                     (1,112,646)       (2,002,194)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS                                                                  (542,945)         (565,265)

NET ASSETS
   Beginning of period                                                                         17,240,558        17,805,823
-----------------------------------------------------------------------------------------------------------------------------
    End of period                                                                             $16,697,613       $17,240,558
=============================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD                                           $     2,282       $    92,772
-----------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold                                                                                  202,823         1,070,486
     Issued for distributions reinvested                                                           70,531            51,578
     Shares redeemed                                                                             (372,730)       (1,288,004)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares                                                                       (99,376)         (165,940)
=============================================================================================================================



See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                 Net Tax
                        Cost of               Gross Tax                 Gross Tax              Unrealized
                    Investments for          Unrealized                Unrealized             Appreciation
                     Tax Purposes           Appreciation              Depreciation           on Investments
-------------------------------------------------------------------------------------------------------------
                     $11,738,847             $3,163,445                   $ --                 $3,163,445

                        Net Tax
                     Appreciation
                    on Derivatives,                                   Undistributed
                     Currency and           Undistributed              Accumulated            Post-October
                   other Net Assets        Ordinary Income            Capital Loss               Losses
-------------------------------------------------------------------------------------------------------------
                       $158,143                $2,282                  $(225,761)                 $ --

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                    Expires
--------------------------------------------------------------------------------
                 $224,660                   12/31/08
                    1,101                   12/31/12

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:
                           Long-Term
           Ordinary         Capital
            Income           Gains          Total
--------------------------------------------------------------------------------

           $849,196          $ --          $849,196

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $9 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing of the Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .60%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $220 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   SUB-ADVISORY FEES

Effective October 1, 2000, GEAM, as Investment Adviser to Global Income Fund, assumed day-to-day portfolio management responsibility from GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Adviser to the Global Income Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:

               Purchases               Sales
--------------------------------------------------------------------------------
              $     --              $2,447,212

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Global Income Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Income Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Income Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Income Fund                                                             Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................   12

NOTES TO SCHEDULE OF INVESTMENTS ........................................   13

FINANCIAL STATEMENTS

     Financial Highlights ...............................................   14

     Statement of Assets and Liabilities ................................   15

     Statement of Operations ............................................   16

     Statements of Changes in Net Assets ................................   17

     Notes to Financial Statements ......................................   18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   23

TAX INFORMATION .........................................................   24

ADDITIONAL INFORMATION ..................................................   25

INVESTMENT TEAM .........................................................   28


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Income Fund
--------------------------------------------------------------------------------
Q&A

ROBERT A. MACDOUGALL IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE OVERSEES A PORTION OF THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT. MR. MACDOUGALL LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND.* HE HAS SERVED IN THIS CAPACITY SINCE THE FUND'S FINANCIAL INCEPTION DATE. MR. MACDOUGALL JOINED GE ASSET MANAGEMENT IN 1986 AS VICE PRESIDENT. HE BECAME SENIOR VICE PRESIDENT OF FIXED INCOME IN 1993 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF FIXED INCOME IN 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. MACDOUGALL HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. MR. MACDOUGALL RECEIVED BOTH HIS MASTERS AND BACHELOR IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK DELANEY IS A VICE PRESIDENT FOR GEASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR FIXED INCOME AT PERS OF OHIO. MR. DELANEY ALSO WAS A SENIOR FIXED INCOME PORTFOLIO MANAGER WITH CRITERION INVESTMENT MANAGEMENT COMPANY AND SMITH GRAHAM AND CO.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.


Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Income Fund posted an increase of 3.42%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 4.34% and the Fund's Lipper peer group of 43 Intermediate Investment Grade Debt funds returned an average of 4.22% for the same period.


[PHOTO OMITTED]

PICTURED BY ROW FROM LEFT TO RIGHT:
ROBERT A. MACDOUGALL, WILLIAM M. HEALEY,
MARK DELANEY AND PAUL M. COLONNA.

* EFFECTIVE JANUARY 29, 2005, PAUL M. COLONNA ASSUMED RESPONSIBILITY AS LEAD PORTFOLIO MANAGER FOR THE FUND.

Income Fund
--------------------------------------------------------------------------------
Q&A

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. Twelve months after lowering the federal funds target to a 45-year low of 1%, the Federal Open Market Committee began it's self-described "measured pace" of removing accommodative policy in June 2004. By year-end, the Fed had hiked its fed funds target 25 basis points in each of its five meetings from June through December to 2.25%. The Fed's action helped to flatten the yield curve by pushing short to intermediate treasury rates up dramatically. The 2-year Treasury note yield finished the year at 3.07%, up 125 basis points, while the 5-year note ended 2004 yielding 3.61%, up 36 basis points. Longer rates, however, moved in the opposite direction reflecting moderate inflation expectations and generally disappointing employment growth. Ten and 30-year Treasury yields fell 3 and 25 basis points, respectively to finish at 4.22% and 4.83%. While strong foreign investor demand supported Treasury bond prices, a declining US dollar tended to have a negative impact.

    Within the broader fixed income asset classes, corporate securities performed best led by utility and sovereign issuers. Performance by credit quality mirrored 2003 with lower rated issuers outperforming in general. Securitized assets also performed well versus duration-matched treasuries behind solid fundamentals and low volatility.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund performance was negatively impacted by duration positioning in the third quarter. Underperformance of select mortgage-backed securities in the fourth quarter also detracted from the funds total return. Strong relative performance in BBB-rated securities and a tactical currency trade out of U.S. dollars into Yen and Euros contributed positively to the Fund performance.

Q.  DID THE FUND'S SECURITY/SECTOR WEIGHTINGS CHANGE DURING THE LAST QUARTER?

A. The Fund's duration was shortened to below that of the benchmark during the fourth quarter. The exposure in corporate securities was increased to a near benchmark weighting. Within the corporate sector, lower rated security positions were reduced and replaced with higher quality issues. The Fund's position in residential mortgage-backed securities moved from underweight to overweight relative to the benchmark. The weighting in commercial mortgage-backed securities was also increased. The increase to these sector weightings was offset by a reduction in the weighting of U.S. Treasury securities.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,034.76                           3.07
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.89                           3.04
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.60% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 3.58%.

Income Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                    Income Fund           LB Aggregate Bond Index
1/3/95                  10,000                     10,000
12/95                   11,683                     11,847
12/96                   12,024                     12,278
12/97                   13,106                     13,463
12/98                   14,148                     14,632
12/99                   13,946                     14,512
12/00                   15,444                     16,199
12/01                   16,591                     17,567
12/02                   18,231                     19,368
12/03                   18,887                     20,163
12/04                   19,533                     21,038



--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE         FIVE       SINCE
                                 YEAR         YEAR     INCEPTION
--------------------------------------------------------------------------------
Income Fund                      3.42%        6.97%      6.93%
--------------------------------------------------------------------------------
LB Aggregate Bond Index          4.34%        7.71%      7.72%
--------------------------------------------------------------------------------
Lipper peer group average*       4.22%        7.03%       N/A
--------------------------------------------------------------------------------
Inception date                   1/3/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.


QUALITY RATINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
MOODY'S/S&P/                                 PERCENTAGE OF
FITCH RATING+                                MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                       76.10%
--------------------------------------------------------------------------------
Aa / AA                                          4.04%
--------------------------------------------------------------------------------
A / A                                            6.36%
--------------------------------------------------------------------------------
Baa / BBB                                       12.99%
--------------------------------------------------------------------------------
Ba / BB and lower                                0.50%
--------------------------------------------------------------------------------
NR/Other                                         0.01%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $156,718 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Mortgage-Backed                                        41.8%
Corporate Notes                                        21.3%
Asset-Backed and Other                                 16.1%
U.S. Treasuries                                        13.0%
Federal Agencies                                        7.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 43 AND 25 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

    SEE NOTES TO PERFORMANCE ON PAGE 12 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 105.7%+
--------------------------------------------------------------------------------


U.S. TREASURIES -- 15.1%

U.S. Treasury Bonds
   5.38%    02/15/31              $2,575,000 $   2,783,807(f)
   7.25%    05/15/16                 760,000       951,558(f)
   8.13%    08/15/19 - 08/15/21    3,520,000     4,847,478(f)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/14                 857,373       887,613(j)
   2.38%    01/15/25                 349,340       373,193(j)
   3.88%    04/15/29                 243,818       334,238(j)
   4.69%    04/15/10                 957,135       947,716(c,j)
U.S. Treasury Notes
   2.88%    11/30/06                 795,000       792,575
   3.13%    05/15/07               1,005,000     1,004,507
   3.38%    09/15/09               2,290,000     2,269,046
   4.00%    02/15/14                 670,000       660,727
   4.25%    11/15/13 - 11/15/14    1,730,000     1,734,551
   5.00%    08/15/11               2,600,000     2,767,882

TOTAL U.S. TREASURIES
   (COST $20,211,552)                           20,354,891


FEDERAL AGENCIES -- 9.1%

Federal Farm Credit Bank
   9.15%    02/14/05                 100,000       100,736(f)
Federal Home Loan Bank
   2.38%    02/15/06               4,355,000     4,321,004(f)
   2.63%    10/16/06               2,175,000     2,152,653
Federal Home Loan Mortgage Corp.
   3.00%    09/29/06               1,445,000     1,434,733
   3.63%    09/15/08               1,520,000     1,518,321
   4.50%    01/15/14                 780,000       779,374
   4.75%    12/08/10               1,065,000     1,071,336(f)
   6.75%    03/15/31                 730,000       886,914
Federal National Mortgage Assoc.
   6.00%    01/18/12                  15,000        15,021(f)

TOTAL FEDERAL AGENCIES
   (COST $12,196,678)                           12,280,092


AGENCY MORTGAGE BACKED -- 30.1%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                 490,365       498,854
   6.00%    04/01/17 - 04/01/34    1,103,570     1,142,547
   6.50%    01/01/27 - 11/01/34      833,868       873,917
   7.00%    10/01/16 - 08/01/34      230,762       244,136
   7.50%    11/01/09 - 09/01/33       52,909        56,257
   8.00%    09/01/09 - 11/01/30       71,599        76,850
   8.50%    04/01/30 - 05/01/30       46,576        50,412


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   4.50%    07/01/33             $   223,335  $    216,310
   5.50%    12/01/13 - 08/01/33      624,836       638,547
   6.00%    06/01/14 - 11/01/34    3,240,963     3,353,754
   6.50%    03/01/15 - 01/01/35    4,317,182     4,529,673
   7.00%    03/01/15 - 10/01/34    1,517,191     1,606,071
   7.50%    12/01/09 - 03/01/34      501,973       536,357
   8.00%    12/01/12 - 11/01/33      366,752       396,025
   8.50%    05/01/31                  11,425        12,356
   9.00%    04/01/16 - 12/01/22       61,943        68,266
   5.00%    TBA                   13,890,000    13,796,144(b)
   5.50%    TBA                    6,940,000     7,044,100(b)
   6.00%    TBA                    1,550,000     1,602,313(b)
Government National
   Mortgage Assoc.
   3.38%    02/20/23 - 02/20/26       34,027        34,413(g)
   4.50%    08/15/33 - 09/15/34      432,140       422,305
   4.63%    11/20/22 - 12/20/24       12,480        12,734(g)
   6.00%    04/15/33 - 04/15/34      795,645       824,543
   6.50%    04/15/19 - 08/15/34    1,945,902     2,046,039
   7.00%    03/15/12 - 06/15/34      402,771       427,587
   7.50%    11/15/31 - 10/15/33       25,738        27,615
   8.00%    12/15/29 - 04/15/30       18,407        19,866
   8.50%    10/15/17                  47,142        51,554
   9.00%    11/15/16 - 12/15/21      106,119       118,186

TOTAL AGENCY MORTGAGE BACKED
   (COST $40,745,359)                           40,727,731


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%

Federal Home Loan Mortgage Corp.
   4.25%    10/15/18                 601,659        56,312(e,g)
   4.50%    04/15/13 - 03/15/18    1,247,981       148,583(e)
   4.50%    11/15/19                 175,000       166,660
   4.75%    12/15/30               1,628,796       141,502(e,g)
   5.00%    01/15/11 - 12/01/34    5,003,339       705,094(e)
   5.00%    02/15/34 - 11/15/34    1,185,000     1,130,150
   5.50%    04/15/17 - 06/15/33    1,138,464       215,574(e)
   5.68%    05/25/43                 691,027        68,023(e,g)
   5.85%    10/15/33                 235,000       182,087(g)
   6.25%    01/15/23                   6,727         6,742
   6.50%    02/15/21                   2,804         2,805
   7.22%    12/15/33                 150,000       125,985(g)
   7.50%    01/15/16 - 07/15/27      134,803       117,428(e)
   7.75%    03/15/22                  63,701        64,446
   8.25%    06/01/26                  60,000        79,689(f,h)
   10.45%   06/15/33                 773,446       784,518(g)
   16.18%   09/25/43               3,549,685        34,942(c,e,g)
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24       14,359         2,819(e)
Federal Home Loan Mortgage STRIPS
   5.00%    08/01/27                   3,567         3,098(c,d)
Federal National Mortgage Assoc.
   1.16%    12/25/42                 266,845         8,464(e,g)
   2.22%    06/25/43               3,636,011       192,027(e,g)
   4.00%    08/25/17 - 02/25/28    1,223,342     1,208,575
   4.50%    12/25/19                 125,000       118,069


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

   4.58%    10/25/29              $  800,613  $     71,805(e,g)
   4.68%    12/25/30                 813,646        70,177(e,g)
   4.75%    11/25/14                 150,000        13,613(e)
   5.00%    02/25/11 - 02/25/32      822,885        75,974(e)
   5.08%    05/25/18               1,409,568       148,550(e,g)
   5.18%    09/25/42               7,345,934       667,482(e,g)
   5.23%    04/25/17 - 10/25/17    1,824,718       180,991(e,g)
   5.28%    08/25/16                 613,187        52,734(e,g)
   5.50%    01/25/27                 485,822        60,272(e)
   5.68%    06/25/42                 894,175        88,300(e,g)
   6.00%    12/25/34                 175,000       186,430
   7.50%    07/25/41                  88,872        95,037
   8.00%    07/25/14                 397,299       416,886
   9.37%    09/25/31                 499,704       492,808(g)
   10.42%   05/25/17 - 12/25/17      484,455       508,538(g)
   13.40%   03/25/17                  81,399        90,200(g)
   14.77%   04/25/32                 158,615       175,009(g)
Federal National Mortgage
   Assoc. (Class S)
   4.68%    02/25/31                 770,879        70,584(e,g)
Federal National Mortgage
   Assoc. REMIC
   2.00%    06/25/43               4,788,509       249,900(e,g)
   4.50%    11/25/13                 927,809        54,876(e)
   5.00%    10/25/22                 206,393        33,281(e)
   7.00%    09/25/20                   1,693         1,754
   11.29%   03/25/31                 768,368       812,549(g)
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.71%    12/25/22                     952           769(c,d)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      33           499(e)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      21           638(e)
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24      160,269        31,055(e)
   8.00%    08/01/23 - 07/01/24       30,642         6,061(e)
   8.50%    07/25/22                   1,464           289(e)
   9.00%    05/25/22                     951           203(e)
Government National Mortgage Assoc.
   5.00%    02/16/34                 400,000       381,680
Vendee Mortgage Trust
   9.79%    05/15/33               2,078,397        73,393(c,e,g)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $12,187,347)                           10,675,929


ASSET BACKED -- 7.1%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09                 175,000       171,192
   2.52%    12/15/08                 150,000       150,246(g)
   2.54%    04/15/08                 390,000       390,388(g)


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Bank One Issuance Trust
   3.59%    05/17/10              $   85,000  $     85,068
   3.76%    08/15/08                 323,000       324,250
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                 213,000       211,324
Capital Auto Receivables Asset
   Trust (Class A)
   2.49%    04/17/06                 105,225       105,250(g)
Capital One Master Trust (Class C)
   6.70%    06/15/11                 200,000       216,160(a)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   2.70%    02/25/33                 524,808       525,768(g)
   5.75%    05/25/32                  32,000        31,569
Citibank Credit Card Issuance Trust
   2.74%    03/07/08                 325,000       325,559(g)
   4.45%    04/07/10                 274,000       277,126
   6.65%    05/15/08                  56,000        58,282
Countrywide Asset-Backed Certificates
   2.61%    05/25/33                 111,451       111,653(g)
   2.66%    07/25/31                  17,071        17,077(g)
Countrywide Home Equity Loan
   Trust (Class A)
   2.63%    07/15/27                 260,908       260,713(g)
Daimler Chrysler Auto Trust
   (Class B)
   2.85%    08/08/10                  60,000        58,773
Discover Card Master Trust I
   (Class A)
   2.58%    11/15/07                 350,000       350,237(g)
Federal National Mortgage Assoc.
   3.95%    12/26/31                 317,000       318,479
Fleet Credit Card Master
   Trust II (Class A)
   5.60%    12/15/08                 200,000       206,298
Fleet Home Equity Loan Trust
   (Class A)
   2.66%    01/20/33                 799,291       798,905(g)
Ford Credit Auto Owner Trust
   (Class B)
   4.79%    11/15/06                 217,000       218,768
Ford Credit Floorplan Master Owner
   Trust (Class A)
   2.44%    07/15/09               2,500,000     2,501,870(g)
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08                 138,000       138,763
MBNA Master Credit Card Trust
   USA (Class A)
   2.66%    08/15/08                 300,000       300,937(g)
Merrill Lynch Home Equity Loan
   2.60%    09/25/27                  43,168        43,060(g)
Mid-State Trust
   7.54%    07/01/35                   3,614         3,914
Peco Energy Transition Trust
   6.52%    12/31/10                 192,000       214,170
Residential Asset Mortgage
   Products Inc.
   2.75%    12/25/33                 506,610       508,248(g)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Residential Asset Mortgage
   Products Inc. (Class A)
   2.70%    06/25/32                $274,266  $    274,539(g)
Residential Asset Securities Corp.
   2.67%    07/25/32                  53,856        53,764(g)
Saxon Asset Securities Trust (Class A)
   2.82%    12/25/32                 261,987       262,360(g)
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  77,000        76,646(g)

TOTAL ASSET BACKED
   (COST $9,619,798)                             9,591,356


CORPORATE NOTES -- 24.8%

Abbey National PLC.
   7.95%    10/26/29                 200,000       257,274
AIG SunAmerica Global Financing IX
   5.10%    01/17/07                 180,000       185,596(a)
Alberta Energy Co. Ltd.
   7.38%    11/01/31                  65,000        78,278
Allstate Financial Global Funding
   5.25%    02/01/07                 250,000       258,083(a)
Amerada Hess Corp.
   7.30%    08/15/31                 160,000       178,496
America Movil S.A. de C.V.
   5.75%    01/15/15                 160,000       159,790(a)
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15                  90,000        90,223
American Greetings
   6.10%    08/01/28                  80,000        85,400
American Standard Inc.
   7.38%    04/15/05                 270,000       273,268
   7.63%    02/15/10                 170,000       194,357
Appalachian Power Co. (Series C)
   2.89%    06/29/07                 140,000       140,133(g)
Appalachian Power Co. (Series E)
   4.80%    06/15/05                 140,000       141,184
Appalachian Power Co. (Series G)
   3.60%    05/15/08                 150,000       148,209
Assurant Inc.
   6.75%    02/15/34                 130,000       140,960
AT&T Wireless Services Inc.
   7.35%    03/01/06                 130,000       136,046
   8.75%    03/01/31                 220,000       296,597
AutoZone Inc.
   4.75%    11/15/10                 135,000       131,735
Banco Santander Chile
   5.38%    12/09/14                 215,000       218,597(a)
Bank of America Corp.
   2.45%    02/17/09                  10,000        10,014(g)
   3.88%    01/15/08                 215,000       216,209
   7.40%    01/15/11                 320,000       371,186
BB&T Corp.
   4.75%    10/01/12                  80,000        80,261
   6.38%    06/30/05                  60,000        61,047(g)
BBVA Bancomer Capital Trust I
   10.50%   02/16/11                  30,000        32,250(a)
BellSouth Corp.
   6.00%    11/15/34                 195,000       197,564


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Belo Corp.
   8.00%    11/01/08                $185,000  $    208,399
Brandywine Operating Partnership Lp
   4.50%    11/01/09                 300,000       297,956
British Telecommunications PLC.
   8.38%    12/15/10                 135,000       161,751
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20                 265,000       344,892
Campbell Soup Co.
   5.50%    03/15/07                 160,000       166,578
Carolina Power & Light Co.
   6.13%    09/15/33                 190,000       202,331
Cendant Corp.
   6.25%    01/15/08                 240,000       255,959
Charter One Bank Fsb
   6.38%    05/15/12                 115,000       126,515
Citigroup Inc.
   5.85%    12/11/34                 290,000       298,312
   6.63%    06/15/32                  80,000        89,422
City National Corp.
   5.13%    02/15/13                 135,000       136,352
CNF Inc.
   6.70%    05/01/34                 265,000       283,708
Comcast Cable Communications
   Holdings Inc.
   8.38%    03/15/13                  50,000        61,625
ConAgra Foods Inc.
   6.00%    09/15/06                 250,000       260,374
Consolidated Natural Gas Co.
   5.38%    11/01/06                 255,000       262,584
Consumers Energy Co. (Series L)
   5.00%    02/15/12                 160,000       162,836(a)
Countrywide Home Loans Inc.
   5.63%    05/15/07                 100,000       104,299
COX Communications Inc.
   5.45%    12/15/14                 200,000       199,992(a)
CSX Corp.
   5.50%    08/01/13                  85,000        88,788
CSX Transportation Inc.
   9.75%    06/15/20                 105,000       146,556
DaimlerChrysler NA Holding Corp.
   2.96%    05/24/06                 150,000       150,737(g)
   7.25%    01/18/06                 290,000       301,782
Delhaize America Inc.
   7.38%    04/15/06                 440,000       461,990
Deutsche Telekom International
   Finance BV
   5.25%    07/22/13                 200,000       205,568
Dominion Resources Inc. (Series B)
   4.13%    02/15/08                 130,000       130,630
Dominion Resources Inc. (Series G)
   3.66%    11/15/06                 330,000       330,565
Duke Capital LLC
   4.30%    05/18/06                  90,000        91,086
   4.33%    11/16/06                 135,000       136,694
   6.25%    02/15/13                  55,000        59,470
Duke Energy Corp.
   4.50%    04/01/10                 155,000       156,830
Enterprise Products Operating LP
   4.00%    10/15/07                 245,000       244,402(a)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

EOP Operating LP (REIT)
   7.75%    11/15/07                $335,000  $    369,673
European Investment Bank
   4.63%    03/01/07                  45,000        46,299
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 200,000       217,294
Ford Motor Credit Co.
   5.63%    10/01/08                 120,000       122,372
   5.80%    01/12/09                 180,000       183,503
   7.38%    02/01/11                 190,000       204,657
FPL Group Capital Inc. (Series A)
   4.09%    02/16/07                 185,000       186,960
General Mills Inc.
   5.13%    02/15/07                 110,000       113,455
General Motors Acceptance Corp.
   3.19%    05/18/06                 395,000       392,666(g)
   6.13%    09/15/06                  85,000        87,139
   6.75%    01/15/06                 110,000       112,854
   7.25%    03/02/11                 100,000       104,428
General Motors Corp.
   7.20%    01/15/11                 150,000       153,682
   8.38%    07/15/33                 130,000       133,724
Georgia Power Co.
   4.88%    07/15/07                 200,000       205,774
Glencore Funding LLC
   6.00%    04/15/14                  50,000        48,374(a)
Goldman Sachs Group Inc.
   5.25%    10/15/13                 265,000       271,192
   6.60%    01/15/12                  20,000        22,307
Goodrich Corp.
   7.10%    11/15/27                 185,000       202,781
Grupo Televisa S.A.
   8.00%    09/13/11                 130,000       150,800
GTECH Holdings Corp.
   4.50%    12/01/09                 135,000       134,991(a)
HBOS Capital Funding LP
   6.07%    06/30/49                 230,000       246,504(a,g)
HBOS PLC.
   3.13%    01/12/07                 335,000       332,531(a)
HCA Inc.
   5.50%    12/01/09                  95,000        95,031
Hertz Corp.
   3.40%    08/05/08                  40,000        40,203(g)
   6.35%    06/15/10                 135,000       139,014
Household Finance Corp.
   3.38%    02/21/06                 100,000       100,203
   6.38%    11/27/12                 135,000       148,954
   6.50%    11/15/08                 150,000       163,279
HSBC Bank USA NA
   3.88%    09/15/09                 270,000       267,557
HSBC Capital Funding LP (Series 1)
   9.55%    12/31/49                  65,000        80,981(a,g)
HSBC Finance Corp.
   6.75%    05/15/11                 335,000       375,974
Hudson United Bank
   7.00%    05/15/12                 400,000       448,038
Huntington National Bank
   2.75%    10/16/06                 220,000       217,380
Hydro Quebec
   8.25%    04/15/26                  95,000       131,038


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

iStar Financial Inc.
   6.00%    12/15/10                $200,000  $    211,032
iStar Financial Inc. (REIT)
   3.72%    03/12/07                 145,000       147,306(g)
Jersey Central Power & Light
   5.63%    05/01/16                 105,000       109,525
John Hancock Funds
   6.50%    03/01/11                 200,000       221,496(a)
Kellogg Co. (Series B)
   6.60%    04/01/11                 250,000       279,757
Kerr-McGee Corp.
   5.88%    09/15/06                 140,000       145,239
   6.95%    07/01/24                 120,000       132,484
Keycorp
   4.63%    05/16/05                 310,000       312,112
Kinder Morgan Energy Partners LP
   5.13%    11/15/14                 155,000       154,832
Kinder Morgan Inc.
   6.50%    09/01/12                 160,000       175,134
Kraft Foods Inc.
   4.13%    11/12/09                 310,000       308,202
Lockheed Martin Corp.
   8.50%    12/01/29                 175,000       239,021
Marsh & McLennan Cos. Inc.
   5.38%    07/15/14                 260,000       253,501
Masco Corp.
   6.75%    03/15/06                 375,000       390,236
Merck & Co. Inc.
   5.25%    07/01/06                 130,000       133,547
Metropolitan Life Global Funding I
   4.75%    06/20/07                  40,000        41,039(a)
Midamerican Energy Holdings Co.
   3.50%    05/15/08                 200,000       195,773
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07                 250,000       257,825(a)
Morgan Stanley
   4.00%    01/15/10                 195,000       192,785
   4.25%    05/15/10                  80,000        79,855
Motorola Inc.
   4.61%    11/16/07                 285,000       290,625
Nationwide Mutual Insurance Co.
   7.88%    04/01/33                  70,000        83,398(a)
NB Capital Trust IV
   8.25%    04/15/27                 110,000       122,506
News America Inc.
   6.20%    12/15/34                 160,000       162,163(a)
Noble Energy Inc.
   8.00%    04/01/27                 130,000       163,464
Nordic Investment Bank
   2.75%    01/11/06                   5,000         4,995
Norfolk Southern Corp.
   7.05%    05/01/37                 240,000       281,762
Norfolk Southern Railway Co.
   9.75%    06/15/20                 145,000       204,581
Northeast Utilities (Series B)
   3.30%    06/01/08                 235,000       229,608
Northrop Grumman Corp.
   4.08%    11/16/06                  70,000        70,707
Ocean Energy Inc.
   4.38%    10/01/07                  75,000        75,677


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT        VALUE
--------------------------------------------------------------------------------

Ohio Power Co. (Series E)
   6.60%    02/15/33              $   65,000   $    72,896
Pacific Gas & Electric Co.
   2.72%    04/03/06                  70,000        70,070(g)
Pemex Finance Ltd.
   9.03%    02/15/11                 250,000       287,390
   9.69%    08/15/09                 256,500       288,078
Pemex Project Funding
   Master Trust
   7.38%    12/15/14                  30,000        33,240
   8.63%    02/01/22                 130,000       150,800
Petrobras International Finance Co.
   9.75%    07/06/11                  90,000       108,675
Petro-Canada
   5.35%    07/15/33                 200,000       186,323
Petroleos Mexicanos
   9.50%    09/15/27                 145,000       181,250
Pioneer Natural Resources Co.
   6.50%    01/15/08                 240,000       256,952
Potomac Edison Co.
   5.35%    11/15/14                  95,000        95,739(a)
Principal Life Global Funding I
   5.25%    01/15/13                 160,000       163,526(a)
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 275,000       366,175
Prudential Financial Inc.
   4.10%    11/15/06                 130,000       131,424(h)
PSI Energy Inc.
   6.65%    06/15/06                 115,000       119,779
Public Service Co. of New Mexico
   4.40%    09/15/08                 185,000       185,760
Puget Energy Inc.
   3.36%    06/01/08                 125,000       122,740
Quest Diagnostics
   6.75%    07/12/06                 115,000       120,277
Rabobank Capital Funding Trust
   5.25%    12/29/49                 130,000       129,293(a,g)
Raytheon Co.
   4.85%    01/15/11                 130,000       133,142
   6.40%    12/15/18                  15,000        16,537
RBS Capital Trust I
   5.51%    09/29/49                 195,000       199,466(g)
Reckson Operating Partnership LP
   5.88%    08/15/14                 140,000       145,218
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                  35,000        42,603(g)
Safeco Corp.
   4.20%    02/01/08                  65,000        65,696
SBC Communications Inc.
   5.10%    09/15/14                 170,000       171,577
Shurgard Storage Centers Inc. (REIT)
   5.88%    03/15/13                 220,000       227,353
Simon Property Group LP (REIT)
   4.88%    08/15/10                 150,000       152,892(a)
SLM Corp.
   4.00%    01/15/09                 130,000       130,011
Southern California Edison Co.
   8.00%    02/15/07                 120,000       130,654
Southwest Airlines Co.
   5.25%    10/01/14                  30,000        30,137


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Sprint Capital Corp.
   4.78%    08/17/06                $320,000  $    326,133(h)
   6.13%    11/15/08                 230,000       246,700
   6.90%    05/01/19                  10,000        11,165
   7.63%    01/30/11                  65,000        75,479
   8.38%    03/15/12                 200,000       243,804
   8.75%    03/15/32                  90,000       119,747
State of Illinois
   4.95%    06/01/23                 195,000       189,936
Telecom Italia Capital S.A.
   (Series B)
   5.25%    11/15/13                 200,000       202,274
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 165,000       166,294
   8.25%    01/26/06                 330,000       346,599
TELUS Corp.
   7.50%    06/01/07                 220,000       239,078
The Walt Disney Co.
   6.75%    03/30/06                 165,000       172,013
Time Warner
   9.13%    01/15/13                 200,000       255,305
TuranAlem Finance BV
   7.88%    06/02/10                 200,000       200,000(a)
TXU Electric Delivery Co.
   6.38%    05/01/12                 325,000       356,971
Tyco International Group S.A.
   5.80%    08/01/06                 200,000       207,208
   6.75%    02/15/11                 210,000       235,763
Tyson Foods Inc.
   7.25%    10/01/06                 525,000       557,356
UBS Preferred Funding Trust I
   8.62%    10/29/49                 130,000       157,182(g)
Union Pacific Corp.
   6.65%    01/15/11                 170,000       189,713
US Bank National Assoc.
   2.85%    11/15/06                  45,000        44,562
Valero Energy Corp.
   6.88%    04/15/12                  25,000        28,340
   7.50%    04/15/32                  25,000        30,097
Verizon
   6.50%    09/15/11                 135,000       148,271
Verizon Global Funding Corp.
   7.75%    12/01/30 - 06/15/32      225,000       279,422
Verizon Pennsylvania Inc.
   (Series A)
   5.65%    11/15/11                 445,000       468,269
Viacom Inc.
   5.50%    05/15/33                  85,000        82,906
Wachovia Corp.
   5.25%    08/01/14                 200,000       204,859
Washington Mutual Bank FA
   5.13%    01/15/15                 130,000       129,034
Washington Mutual Inc.
   5.63%    01/15/07                   5,000         5,203
WellPoint Inc.
   4.25%    12/15/09                 155,000       155,220(a)
Westar Energy Inc.
   9.75%    05/01/07                 115,000       128,709
Weyerhaeuser Co.
   6.00%    08/01/06                  50,000        52,073
   6.13%    03/15/07                 192,000       202,500
   6.75%    03/15/12                  60,000        67,680


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Wisconsin Electric Power
   3.50%    12/01/07             $   160,000  $    159,367
Wisconsin Energy Corp.
   5.88%    04/01/06                  73,000        75,316
Yara International ASA
   5.25%    12/15/14                 130,000       130,827(a)

TOTAL CORPORATE NOTES
   (COST $33,131,532)                           33,540,587

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.5%

Bear Stearns Commercial
   Mortgage Securities
   3.88%    08/13/39                 495,000       491,014
   4.68%    08/13/39                 450,000       449,575
   6.02%    02/14/31                 300,000       321,609
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  25,000        27,250
CalSTRS Trust
   4.13%    11/20/12                 529,000       533,457(a)
Citicorp Mortgage Securities Inc.
   6.13%    08/25/32                  80,812        80,640(g)
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32                 194,901       194,512(g)
Crusade Global Trust (Class A)
   2.70%    09/18/34                 259,448       259,978(g)
CS First Boston Mortgage
   Securities Corp.
   1.58%    03/15/35               4,143,466       239,781(a,g)
   6.13%    04/15/37                 175,000       191,460
   7.22%    01/15/37               1,095,755        27,040(a,c,g)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                 168,000       180,433
GMAC Commercial Mortgage
   Securities Inc.
   4.21%    12/10/41                 310,000       310,679(g)
   6.24%    12/10/41               9,689,000       169,558(a,c,g)
   6.42%    05/15/35                 361,000       388,115
GMAC Commercial Mortgage
   Securities Inc. (Class A)
   4.55%    12/10/41                 310,000       310,816(g)
   4.92%    12/10/41                 310,000       311,069(g)
GMAC Commercial Mortgage
   Securities Inc. (Class X)
   4.03%    12/10/41               4,619,000       157,598(c,g)
Granite Mortgages PLC.
   1.81%    01/20/43               1,521,739     1,522,392(g)
GS Mortgage Securities Corp. II
   2.68%    11/15/15                 450,000       450,649(a,g)
Impac CMB Trust (Class A)
   2.61%    11/25/32                 369,830       370,498(g)
   2.80%    12/25/33                 777,012       776,859(g)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.22%    01/12/39               3,055,000       153,275(a,g)
   6.47%    11/15/35                 190,000       211,244


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

JP Morgan Chase Commercial
   Mortgage Securities Corp. (Class A)
   4.92%    10/15/37             $   301,000  $    304,905(g)
LB-UBS Commercial Mortgage Trust
   3.68%    07/15/37               6,232,000       124,640(a,c,g)
   3.96%    03/15/34                 740,000        16,274(a,c,g)
   4.06%    09/15/27                 495,000       494,950(g)
   4.20%    12/15/29                 163,000       163,383
   4.51%    12/15/29                 163,000       163,269
   4.86%    12/15/39                 277,000       277,074(g)
   6.17%    04/15/37               4,253,034        86,390(a,c,g)
   6.23%    03/15/26                 130,000       140,921
   7.74%    09/15/37               3,342,505        54,316(a,c,g)
   8.33%    03/15/36               3,267,170        88,826(a,c,g)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                 172,000       188,339
   6.65%    11/15/27                 144,000       161,235
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  34,000        38,037(a)
Master Alternative Loans Trust
   5.00%    08/25/18                 285,147        32,747(e)
   6.50%    08/25/34 - 01/25/35      634,286       663,867
Morgan Stanley Capital I
   5.11%    06/15/40                 115,000       117,503(g)
   7.11%    04/15/33                 513,000       572,662
Morgan Stanley Capital I (Class A)
   4.66%    09/13/45                 265,000       263,588
   4.97%    04/14/40                 288,000       291,288
Morgan Stanley Capital I (Class D)
   6.92%    07/15/30                 159,000       177,562(g)
Morgan Stanley Dean Witter
   Capital I
   5.73%    04/15/34                 799,000        17,248(a,c,g)
   6.52%    10/15/35               1,256,000        24,590(a,c,g)
   7.20%    10/15/33                 199,000       225,421
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.98%    02/15/31                  52,074        53,022
   6.39%    10/15/35                 150,000       166,475
   6.54%    02/15/31                  50,000        53,888
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.53%    02/01/31                 574,287        28,049(a,g)
Nomura Asset Securities Corp.
   (Class A)
   6.59%    03/15/30                 500,000       540,418
Puma Finance Ltd. (Class A)
   2.25%    10/11/34                 395,608       395,810(g)
Wachovia Bank Commercial
   Mortgage Trust
   2.92%    03/15/15                 100,000       100,413(a,g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $14,202,940)                           14,156,611


SOVEREIGN BONDS -- 1.1%

Government of Bahamas
   6.63%    05/15/33                 135,000       153,612(a)


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

INCOME FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Government of Finland
   4.75%    03/06/07                $140,000  $    144,461
Government of Russia
   5.00%    03/31/30                 165,000       169,950(a,h)
Mexico Government
   International Bond
   6.75%    09/27/34                 140,000       137,760
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  28,000        34,028
Province of British Columbia
   4.63%    10/03/06                 335,000       343,132
Province of Manitoba Canada
   4.25%    11/20/06                 175,000       178,205
Province of New Brunswick
   3.50%    10/23/07                 160,000       160,194
Province of Ontario
   3.50%    09/17/07                 160,000       160,023
   5.13%    07/17/12                  25,000        26,336

TOTAL SOVEREIGN BONDS
   (COST $1,480,219)                             1,507,701


TOTAL BONDS AND NOTES
   (COST $143,775,425)                         142,834,898

                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $268,450)                       260       264,160(a,g)


                                   NUMBER OF
                                   CONTRACTS         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

PUT OPTIONS

U S Treasury Notes 5 Yr. Futures
   (COST $43,918)                         56        11,375

TOTAL INVESTMENTS IN SECURITIES
   (COST $144,087,793)                         143,110,433


                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $13,607,442)             13,607,442    13,607,442(i)


TOTAL INVESTMENTS
   (COST $157,695,235)                         156,717,875

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (15.9)%                                 (21,545,802)
                                              ------------


NET ASSETS-- 100.0%                           $135,172,073
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Income Fund had the following written option contracts open at December 31, 2004:

                              EXPIRATION DATE/     NUMBER OF
CALL OPTIONS                    STRIKE PRICE       CONTRACTS     VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes 5 Yr.
   Futures (Written Option
   Premium $22,582)             Jan 05/109.50          56      $(23,625)

                              EXPIRATION DATE/     NUMBER OF
PUT OPTIONS                    STRIKE PRICE        CONTRACTS     VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes 5 Yr.
   Futures (Written Option
   Premium $20,832)            Jan 05/108.00           56      $ (2,625)
                                                               --------
                                                               $(26,250)
                                                               ========

The GEI Income Fund had the following long futures contracts open at December 31, 2004:

                                 NUMBER       CURRENT
                   EXPIRATION      OF        NOTIONAL      UNREALIZED
DESCRIPTION           DATE      CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures       December 2005     18       $4,339,800     $ (6,354)
Euro Dollar
   Futures       December 2007     18       $4,306,050       (2,754)
U.S. Treasury
   Notes 5 Yr.
   Futures         March 2005      61       $6,681,406       34,773


The GEI Income Fund had the following short futures contracts open at December 31, 2004:
                                 NUMBER       CURRENT
                   EXPIRATION      OF        NOTIONAL      UNREALIZED
DESCRIPTION           DATE      CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------
Euro Dollar
   Futures       December 2006     36      $(8,643,150)     $  8,892
U.S. Treasury
   Notes 10 Yr.
   Futures         March 2005      41      $(4,589,438)        9,440
                                                            --------
                                                            $ 43,997
                                                            ========


The GEI Income Fund had the following forward foreign currency contracts open at December 31, 2004:


   CURRENCY        CURRENCY       SETTLEMENT         UNREALIZED
    BOUGHT           SOLD            DATE           APPRECIATION
--------------------------------------------------------------------------------
71,777,250 JPY    689,669 USD   January 21, 2005       11,835


See Notes to Schedule of Investments on page 13 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE Fixed Income Portfolio, the assets of which were transferred to the GE Investments Income Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Lehman Brothers Aggregate Bond Index (LB Aggregate) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                               December 31, 2004
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $7,054,770 or 5.22% of net assets for the GE Investments Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g) Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(h) Step coupon bond. Security becomes interest bearing at a future date.

(i) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(j) Treasury Inflated Securities.

+   Percentages are based on net assets as of December 31, 2004.

*   Less then 0.1%



Abbreviations:

REIT      Real Estate Investment Trust

REMIC     Real Estate Mortgage Investment Conduit

STRIPS    Separate Trading of Registered Interest and Principal of Security

TBA      To be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


INCOME FUND

                                                 12/31/04      12/31/03      12/31/02      12/31/01       12/31/00
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --            --           --          1/3/95
Net asset value, beginning of period .........    $12.61        $12.93        $12.26        $11.99         $11.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .....................      0.55          0.51          0.37          0.60           0.74
   Net realized and unrealized
      gains/(losses) on investments ..........     (0.12)        (0.04)         0.84          0.29           0.50
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ......      0.43          0.47          1.21          0.89           1.24
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................      0.57          0.56          0.38          0.62           0.76
   Net realized gains ........................      0.22          0.23          0.16            --             --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      0.79          0.79          0.54          0.62           0.76
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............    $12.25        $12.61        $12.93        $12.26         $11.99
====================================================================================================================
TOTAL RETURN (A) .............................     3.42%         3.60%         9.89%         7.43%         10.74%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..  $135,172      $189,318      $220,800      $117,740        $81,578
   Ratios to average net assets:
      Net investment income ..................     3.82%         3.24%         3.79%         5.39%          6.40%
      Gross expenses .........................     0.59%         0.55%         0.53%         0.55%          0.56%
      Net expenses ...........................     0.59%         0.55%         0.53%         0.55%          0.56%
   Portfolio turnover rate ...................      343%          419%          385%          278%           234%




NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.


Statement of Assets
and Liabilities   DECEMBER 31, 2004
---------------------------------------------------------------------------------------
                                                                              INCOME
                                                                               FUND
---------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $144,087,793) .........     $ 143,110,433
   Short-term Investments (at amortized cost) .......................        13,607,442
   Cash .............................................................               272
   Receivable for investments sold ..................................         2,667,937
   Income receivables ...............................................         1,226,401
   Receivable for fund shares sold ..................................             2,103
   Unrealized gain on forward foreign currency contracts ............            11,835
---------------------------------------------------------------------------------------
       TOTAL ASSETS .................................................       160,626,423
---------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders .............................                35
   Payable for investments purchased ................................        25,346,225
   Payable for fund shares redeemed .................................            10,747
   Payable to GEAM ..................................................            69,456
   Variation margin payable .........................................             1,637
   Options written at market value (premium received $43,414) .......            26,250
---------------------------------------------------------------------------------------
       TOTAL LIABILITIES ............................................        25,454,350
---------------------------------------------------------------------------------------
NET ASSETS ..........................................................     $ 135,172,073
=======================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..................................................       135,871,655
   Undistributed net investment income ..............................                --
   Accumulated net realized gain 204,782
   Net unrealized appreciation/(depreciation) on:
       Investments ..................................................          (977,360)
       Futures ......................................................            43,997
       Written Options ..............................................            17,164
       Foreign currency related transactions ........................            11,835
---------------------------------------------------------------------------------------
NET ASSETS ..........................................................     $ 135,172,073
=======================================================================================
Shares outstanding ($0.01 par value) ................................        11,036,348
Net asset value per share ...........................................     $       12.25



See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        INCOME
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ................................................     $     3,906
      Interest ................................................       6,614,256
-------------------------------------------------------------------------------
    TOTAL INCOME ..............................................       6,618,162
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ........................         756,650
      Custody and accounting expenses .........................          70,774
      Professional fees .......................................          23,401
      Trustee's fees ..........................................           4,751
      Transfer agent ..........................................             233
      Registration and other expenses .........................          23,865
-------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ....................         879,674
       Less: Fee reimbursement from transfer agent (See Note 2)             (16)
-------------------------------------------------------------------------------
       Net expenses ...........................................         879,658
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME .....................................       5,738,504
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..........................................       1,823,054
         Futures ..............................................         (96,798)
         Written options ......................................         (30,615)
         Swaps ................................................         139,915
         Foreign currency transactions ........................          21,355
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..........................................      (2,553,082)
         Futures ..............................................          63,440
         Written options ......................................          17,164
         Foreign currency transactions ........................          11,835

-------------------------------------------------------------------------------
      Net realized and unrealized loss on investments .........        (603,732)
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 5,134,772
===============================================================================


See Notes to Financial Statements.


Statements of
Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 INCOME
                                                                                                  FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                DECEMBER 31,
                                                                                   2004                        2003
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .................................................  $  5,738,504                 $  7,146,551
     Net realized gain on investments, futures, written options,
     foreign currency transactions and swaps ...............................     1,856,911                    4,132,062
     Net decrease in unrealized depreciation on investments, futures,
       written options, foreign currency translation .......................    (2,460,643)                  (3,969,199)
-------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ..........................................     5,134,772                    7,309,414
-------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .................................................    (5,924,783)                  (7,909,198)
     Net realized gains ....................................................    (2,242,508)                  (3,253,248)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................................    (8,167,291)                 (11,162,446)
-------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from operations and distributions ................    (3,032,519)                  (3,853,032)
-------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..........................................     5,445,156                   44,005,761
     Value of distributions reinvested .....................................     8,167,256                   11,162,445
     Cost of shares redeemed ...............................................   (64,725,364)                 (82,797,680)
-------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions .................................   (51,112,952)                 (27,629,474)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ............................................   (54,145,471)                 (31,482,506)

NET ASSETS
   Beginning of period .....................................................   189,317,544                  220,800,050
-------------------------------------------------------------------------------------------------------------------------
   End of period ...........................................................  $135,172,073                 $189,317,544
=========================================================================================================================
DISTRIBUTION IN EXCESS OF NET INVESTMENT  INCOME, END OF PERIOD ............  $         --                 $     (8,849)
-------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ...........................................................       426,297                    3,350,672
     Issued for distributions reinvested ...................................       669,447                      882,407
     Shares redeemed .......................................................    (5,071,450)                  (6,292,134)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ................................................    (3,975,706)                  (2,059,055)
=========================================================================================================================



See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                   Cost of                   Gross Tax                 Gross Tax                Unrealized
               Investments for              Unrealized                Unrealized               Depreciation
                Tax Purposes               Appreciation              Depreciation             on Investments
-------------------------------------------------------------------------------------------------------------
                $157,758,762                $1,280,874               $(2,321,761)              $(1,040,887)


                   Net Tax
                Appreciation
               on Derivatives,                                                                 Post-October
                Currency and               Undistributed             Undistributed                Losses
              other Net Assets            Ordinary Income           Long-Term Gains         (see Details Below)
-------------------------------------------------------------------------------------------------------------
                  $44,171                    $393,348                  $78,335                  $(174,549)

As of December 31, 2004, the Fund has no capital loss carryover.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2004 as follows:

               Capital                  Currency
--------------------------------------------------------------------------------
              $174,549                     $ --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:
                              Long-Term
          Ordinary             Capital
           Income               Gains             Total
--------------------------------------------------------------------------------
         $6,823,082          $1,344,209         $8,167,291

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $16 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .50%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $2,489 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:

              Purchases                   Sales
--------------------------------------------------------------------------------
            $544,272,666              $560,461,610


OPTIONS During the period ended December 31, 2004, the following option contracts were written:


                               Number of
                             of Contracts          Premium
--------------------------------------------------------------------------------
Balance as of
   December 31, 2003               --           $       --

Written                          (700)            (208,600)
Closed and Expired                588              165,186
--------------------------------------------------------------------------------
Balance as of
   December 31, 2004             (112)          $  (43,414)
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Income Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2004, the Fund paid to shareholders of record on December 28, 2004 $0.12970 per share of long-term capital gain dividends reported on Form 1099-DIV for 2004.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.



--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Money Market Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Money Market Fund                                                       Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................    6

NOTES TO SCHEDULE OF INVESTMENTS ........................................    6

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    7

     Statement of Assets and Liabilities ................................    8

     Statement of Operations ............................................    9

     Statements of Changes in Net Assets ................................   10

     Notes to Financial Statements ......................................   11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   15

ADDITIONAL INFORMATION ..................................................   16

INVESTMENT TEAM .........................................................   19


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Money Market Fund
--------------------------------------------------------------------------------
Q&A

DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF MONEY MARKET FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE THE FUND'S INCEPTION. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER - SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002. MR. DUNCAN HOLDS A BACHELORS OF SCIENCE DEGREE FROM THE UNIVERSITY OF RHODE ISLAND.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Money Market Fund posted an increase of 0.95%. The 90-day Treasury bill, the Fund's benchmark, returned 1.41% and the Fund's Lipper peer group of 108 Money Market funds returned an average of 0.83% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund performance results from tactical positioning of the Fund's average maturity based on our assessment of monetary action taken by the Fed versus market expectations. Positions in non-agency issues, including commercial paper and certificates of deposit help add yield to the fund in general.

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,006.29                           2.38
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.51                           2.40
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.47% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 0.63%.

Money Market Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                 Money Market Fund             90 Day T-Bill
12/94                   10,000                     10,000
12/95                   10,590                     10,566
12/96                   11,163                     11,110
12/97                   11,767                     11,687
12/98                   12,385                     12,261
12/99                   13,005                     12,846
12/00                   13,816                     13,617
12/01                   14,367                     14,086
12/02                   14,580                     14,314
12/03                   14,694                     14,461
12/04                   14,833                     14,665


INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  ONE         FIVE        TEN
                                 YEAR         YEAR       YEAR
--------------------------------------------------------------------------------
Money Market Fund                0.95%        2.66%      4.02%
--------------------------------------------------------------------------------
90 Day T-Bill                    1.41%        2.68%      3.90%
--------------------------------------------------------------------------------
Lipper peer group average*       0.83%        2.49%      3.82%
--------------------------------------------------------------------------------
Inception date                  6/30/85
--------------------------------------------------------------------------------

FUND YIELD AT DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                     1.73%+           1.60%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                   1.75%            1.62%
--------------------------------------------------------------------------------


CURRENT YIELD     REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET
FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD     IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER
BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2004.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 108, 87 AND 66 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
Portfolio Composition based on a Market Value of $279,138
(in thousands) as of December 31, 2004

[Pie chart omitted -- plot points are as follows:]

Commercial Paper                                       48.3%
U.S. Governments                                       22.1%
Yankee Certificates of Deposit                         21.0%
Repurchase Agreements                                   6.0%
Corporate Notes                                         2.5%
Time Deposit                                            0.1%

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.2%+
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 22.2%

Federal Agricultural Mortgage Corp.
   1.43%    04/01/05            $  8,630,000  $  8,630,000
Federal Home Loan Bank
   1.78%    05/27/05               3,760,000     3,760,000
Federal Home Loan Mortgage Corp.
   2.35%    03/08/05              10,550,000    10,504,798(a)
Federal National Mortgage Assoc.
   1.89%    02/23/05              15,000,000    14,958,704(a)
   2.14%    01/03/05              10,220,000    10,218,791(a)
   7.00%    07/15/05              13,390,000    13,714,222

TOTAL U.S. GOVERNMENTS
   (COST $61,786,515)                           61,786,515


COMMERCIAL PAPER -- 48.3%

Abbey National PLC.
   2.17%    01/04/05              11,930,000    11,927,843
Bank of America Corp.
   2.11%    02/02/05              13,510,000    13,484,661
Barclays PLC.
   2.34%    02/28/05              11,950,000    11,904,948


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

Credit Suisse First Boston
   1.95%    01/03/05             $13,800,000  $ 13,798,505
Deutsche Bank AG
   2.25%    01/03/05              13,000,000    12,998,375
HSBC Holdings PLC.
   2.34%    01/20/05              11,700,000    11,685,550
ING Group
   2.28%    02/04/05              11,760,000    11,734,677
Jupiter Securitization Corp.
   2.35%    01/18/05              11,540,000    11,527,221
Morgan Stanley Dean Witter & Co.
   2.34%    01/25/05              11,620,000    11,601,873
Rabobank USA Financial Corp.
   2.16%    01/18/05              12,220,000    12,207,535
UBS AG
   2.20%    01/06/05              11,950,000    11,946,349

TOTAL COMMERCIAL PAPER
   (COST $134,817,537)                         134,817,537


REPURCHASE AGREEMENTS -- 6.1%

Barclays PLC.
   2.25% dated 12/31/04, to be
   repurchased at $13,002,438 on
   01/03/05 collateralized by
   $13,260,591 US Government
   Agency Bonds, 0.00%-6.00%,
   maturing 07/22/05-06/15/11     13,000,000    13,000,000

Goldman Sachs
   2.23% dated 12/31/04, to be
   repurchased at $3,910,727 on
   01/03/05 collateralized by
   $3,988,794 US Government
   Agency Bond, 5.125%,
   maturing 01/02/14               3,910,000     3,910,000

TOTAL REPURCHASE AGREEMENTS
   (COST $16,910,000)                           16,910,000


CORPORATE NOTES -- 2.5%

American Express Credit Corp.
   2.38%    08/05/05
   (COST $6,948,166)               6,940,000     6,948,166

TIME DEPOSIT -- 0.1%

State Street Corp.
   2.19%    01/03/05
   (COST $155,734)                   155,734       155,734(b)


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

MONEY MARKET FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 21.0%

Bank of Montreal
   2.27%    02/01/05             $11,850,000  $ 11,850,000
Dexia Bank Belgium
   2.24%    01/05/05              11,840,000    11,840,000
HBOS Tre Svc PLC.
   2.31%    02/09/05              11,740,000    11,740,000
Toronto-Dominion Bank
   2.39%    02/25/05              11,390,000    11,390,000
Wells Fargo Bank
   2.32%    01/07/05              11,700,000    11,700,000

TOTAL CERTIFICATES OF DEPOSIT
   (COST $58,520,000)                           58,520,000


TOTAL SHORT-TERM INVESTMENTS
   (COST $279,137,952)                         279,137,952

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.2)%                                   (434,638)
                                              ------------


NET ASSETS-- 100%                             $278,703,314
                                              ============


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Coupon amount represents effective yield.

(b) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+   Percentages are based on net assets as of December 31, 2004.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


MONEY MARKET FUND
                                                     12/31/04       12/31/03        12/31/02       12/31/01       12/31/00
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --              --             --          7/1/85
Net asset value, beginning of period ............      1.00          $1.00           $1.00          $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................      0.01           0.01            0.01           0.04           0.06
   Net realized and unrealized
      gains on investments ......................        --           0.00(b)         0.00(b)        0.00(b)        0.00(b)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .........      0.01           0.01            0.01           0.04           0.06
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................      0.01           0.01            0.01           0.04           0.06
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      0.01           0.01            0.01           0.04           0.06
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................     $1.00          $1.00           $1.00          $1.00          $1.00
===========================================================================================================================
TOTAL RETURN (A) ................................     0.95%          0.78%           1.48%          3.99%          6.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .....  $278,703       $392,533        $685,353       $712,156       $499,561
   Ratios to average net assets:
      Net investment income .....................     0.92%          0.80%           1.46%          3.80%          6.01%
      Net expenses ..............................     0.47%          0.43%           0.40%          0.34%          0.32%
      Gross expenses ............................     0.47%          0.43%           0.40%          0.42%          0.45%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

 (b) Less than $0.01 per share.

See Notes to Financial Statements.

Statement of Assets
and Liabilities DECEMBER 31, 2004
---------------------------------------------------------------
                                                       MONEY
                                                      MARKET
                                                       FUND
---------------------------------------------------------------



ASSETS
   Short-term Investments (at amortized cost)     $ 279,137,952
   Income receivables .......................           575,219
   Receivable for fund shares sold ..........             1,925
   Distribution paid in advance .............            26,516
---------------------------------------------------------------
       TOTAL ASSETS .........................       279,741,612
---------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed .........           918,142
   Payable to GEAM ..........................           120,156
---------------------------------------------------------------
       TOTAL LIABILITIES ....................         1,038,298
---------------------------------------------------------------
NET ASSETS ..................................     $ 278,703,314
===============================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................       278,757,459
   Undistributed net investment income ......             9,724
   Accumulated net realized loss ............           (63,869)
---------------------------------------------------------------
NET ASSETS ..................................     $ 278,703,314
===============================================================
Shares outstanding ($0.01 par value) ........       278,756,476
Net asset value per share ...................     $        1.00



See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------
                                                                       MONEY
                                                                      MARKET
                                                                       FUND
------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest ...............................................     $ 4,986,352
------------------------------------------------------------------------------
    TOTAL INCOME .............................................       4,986,352
------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .......................       1,564,520
      Custody and accounting expenses ........................          38,468
      Professional fees ......................................          55,485
      Trustee's fees .........................................          11,264
      Transfer agent .........................................             223
      Registration and other expenses ........................          31,261
------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ...................       1,701,221
       Less:Fee reimbursement from transfer agent (See Note 2)             (13)
------------------------------------------------------------------------------
       Net expenses ..........................................       1,701,208
------------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................       3,285,144
==============================================================================
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....     $ 3,285,144
==============================================================================


See Notes to Financial Statements.


Statements of
Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                               MONEY
                                                                              MARKET
                                                                               FUND
------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2004            2003
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................................     $   3,285,144      $   4,442,741
     Net realized gain on investments .....................                             --   119
------------------------------------------------------------------------------------------------
     Net increase from operations .........................         3,285,144          4,442,860
------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ................................        (3,285,144)        (4,442,740)
------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................        (3,285,144)        (4,442,740)
------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions                             --   120
------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .........................       231,281,670        367,253,842
     Value of distributions reinvested ....................         3,304,813          4,584,109
     Cost of shares redeemed ..............................      (348,415,986)      (664,658,646)
------------------------------------------------------------------------------------------------
     Net decrease from share transactions .................      (113,829,503)      (292,820,695)
------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ...........................      (113,829,503)      (292,820,575)

NET ASSETS
   Beginning of period ....................................       392,532,817        685,353,392
------------------------------------------------------------------------------------------------
   End of period ..........................................     $ 278,703,314      $ 392,532,817
================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ........     $       9,724      $       9,724
------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..........................................       231,281,670        367,253,842
     Issued for distributions reinvested ..................         3,304,813          4,584,109
     Shares redeemed ......................................      (348,415,986)      (664,658,646)
------------------------------------------------------------------------------------------------
Net decrease in fund shares ...............................      (113,829,503)      (292,820,695)
================================================================================================



See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.
Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, subject to certain limitations. The swap agreements are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities.
Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                  Net Tax
                                                                                                Unrealized
                       Cost of                 Gross Tax                 Gross Tax             Appreciation/
                   Investments for            Unrealized                Unrealized            (Depreciation)
                    Tax Purposes             Appreciation              Depreciation           on Investments
--------------------------------------------------------------------------------------------------------------
                    $279,137,952                 $ --                      $ --                    $ --

                       Net Tax
                    Appreciation/
                   (Depreciation)
                   on Derivatives,                                     Undistributed
                    Currency and             Undistributed              Accumulated            Post-October
                  other Net Assets          Ordinary Income            Capital Loss               Losses
--------------------------------------------------------------------------------------------------------------
                        $ --                    $9,724                   $(63,869)                 $ --

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount               Expires
--------------------------------------------------------------------------------
                 $63,869              12/31/10


Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


                           Long-Term
           Ordinary         Capital
            Income           Gains         Total
--------------------------------------------------------------------------------
          $3,285,144        $ --         $3,285,144


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $13 of those conversion expenses related to the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                  Annualized based on
                                average daily net assets
                            -------------------------------
                            Average Daily     Advisory and
                             Net Assets      Administration
                               of Fund            Fees
--------------------------------------------------------------------------------

Money Market Fund        First $100 million       .50%
                          Next $100 million       .45%
                          Next $100 million       .40%
                          Next $100 million       .35%
                          Over $400 million       .30%


Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $5,484 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Money Market Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since
August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Real Estate Securities Fund

Annual Report
DECEMBER 31, 2004

[GE LOGO OMITTED]

GE Investments Funds, Inc.
Real Estate Securities Fund                                             Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................    6

NOTES TO SCHEDULE OF INVESTMENTS ........................................    6

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    7

     Statement of Assets and Liabilities ................................    8

     Statement of Operations ............................................    9

     Statements of Changes in Net Assets ................................   10

     Notes to Financial Statements ......................................   11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   16

TAX INFORMATION .........................................................   17

ADDITIONAL INFORMATION ..................................................   18

INVESTMENT TEAM .........................................................   21


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Real Estate Securities Fund
--------------------------------------------------------------------------------
Q&A

SENECA CAPITAL MANAGEMENT ("SENECA") IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. SENECA IS A MAJORITY OWNED SUBSIDIARY OF PHOENIX INVESTMENT PARTNERS ("PHOENIX"). PHOENIX IS A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC. ("PNX"). PNX IS A PUBLICLY-TRADED COMPANY LISTED ON THE NEW YORK STOCK EXCHANGE. SENECA IS AN INVESTMENT ADVISER THAT PROVIDES INVESTMENT MANAGEMENT SERVICES TO FOUNDATIONS, ENDOWMENTS, CORPORATIONS, MUTUAL FUNDS AND PRIVATE CLIENTS.

THE REAL ESTATE SECURITIES FUND IS MANAGED BY THE FOLLOWING INVESTMENT TEAM:
GAIL P. SENECA, PH.D., ALBERT J. GUTIERREZ, CFA, MICHAEL P. WHITE, MBA, AND WARREN H. GOODRICH, CFA. THE TEAM IS LED BY MR. GUTIERREZ.

GAIL P. SENECA FOUNDED SENECA IN 1989, AND SERVES AS MANAGING PARTNER AND CHIEF INVESTMENT OFFICER OF THE FIRM. MS. SENECA HAS BEEN INVOLVED IN THE MANAGEMENT OF THE REAL ESTATE SECURITIES FUND SINCE 1995. HER BACKGROUND SPANS OVER TWENTY YEARS IN THE INVESTMENT MANAGEMENT BUSINESS, INCLUDING KEY INVESTMENT ROLES AT WELLS FARGO AND CHASE BANK. MS. SENECA ALSO SERVES AS CHAIRMAN OF THE BOARD AND CEO OF LUMINENT MORTGAGE CAPITAL, INC., A REAL ESTATE INVESTMENT TRUST THAT WAS FORMED IN APRIL 2003 AND IS ADVISED BY SENECA. MS. SENECA ATTENDED NEW YORK UNIVERSITY WHERE SHE EARNED A BA, AN MA AND A PH.D.

ALBERT J. GUTIERREZ IS CHIEF INVESTMENT OFFICER OF FIXED INCOME FOR SENECA AND HAS SERVED IN THAT CAPACITY SINCE APRIL 2002. PRIOR TO JOINING SENECA, MR. GUTIERREZ HEADED PORTFOLIO MANAGEMENT, TRADING AND INVESTMENT SYSTEMS AT AMERICAN GENERAL INVESTMENT MANAGEMENT FROM APRIL 2000 TO JANUARY 2002 AND HELD A SIMILAR ROLE AT CONSECO CAPITAL FOR TWELVE YEARS PRIOR TO THAT ASSIGNMENT. MR. GUTIERREZ ALSO SERVES AS PRESIDENT AND DIRECTOR OF LUMINENT MORTGAGE CAPITAL, INC. MR. GUTIERREZ HOLDS A DEGREE IN ECONOMICS FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA AND IS A CFA CHARTERHOLDER.

MICHAEL P. WHITE IS AN EQUITY ANALYST COVERING FINANCE AND INTEREST RATE SENSITIVE COMPANIES AS WELL AS HEALTHCARE COMPANIES, AND IS A PRINCIPAL FOR SENECA. MR. WHITE HAS SERVED AS AN EQUITY ANALYST SINCE FEBRUARY 1998. MR. WHITE ALSO SERVES AS THE CO-PORTFOLIO MANAGER FOR THE PHOENIX-SENECA EQUITY INCOME FUND. PRIOR TO JOINING

SENECA, MR. WHITE WAS AN EQUITY ANALYST FOR HUSIC CAPITAL MANAGEMENT FROM OCTOBER 1994 TO JANUARY 1998. MR. WHITE EARNED AN MBA FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA AND A BS FROM PURDUE UNIVERSITY.

WARREN H. GOODRICH IS A FIXED INCOME ANALYST COVERING INTEREST RATE SENSITIVE COMPANIES, INCLUDING HOUSING AND REAL ESTATE COMPANIES, ASSET BACKED SECURITIES AND DIVERSIFIED INDUSTRIALS, AND IS A CO-PORTFOLIO MANAGER FOR STRUCTURED PRODUCTS FOR SENECA. MR. GOODRICH HAS SERVED AS A FIXED INCOME ANALYST SINCE MARCH 2001. MR. GOODRICH ALSO SERVES AS THE CO-PORTFOLIO MANAGER FOR THE PHOENIX-SENECA EQUITY INCOME FUND. PRIOR TO JOINING SENECA, MR. GOODRICH WAS A RESEARCH ANALYST FOR BARCLAYS GLOBAL INVESTORS FROM OCTOBER 1999 TO FEBRUARY 2001. MR. GOODRICH EARNED A BA IN ECONOMICS FROM WAKE FOREST UNIVERSITY. MR. GOODRICH IS ALSO A CFA AND A MEMBER OF SECURITY ANALYSTS OF SAN FRANCISCO.


Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the Real Estate Securities Fund posted an increase of 32.29%. The Wilshire RES Index returned 34.88% and the Fund's Lipper peer group of 37 Real Estate funds returned an average of 33.71% for the same period.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. The Fund benefited from an overweight position in the Lodging and Retail sectors throughout most of 2004. Strong fundamentals and increased acquisition activity, specifically the acquisitions of Mandalay Resort Group and Boca Resorts were positive contributors to performance. The Fund also benefited from an underweight in Office REITs. The Fund's underweight position in the Storage sector and stock selection in the Office sector negatively impacted the Fund performance.

Real Estate Securities Fund
--------------------------------------------------------------------------------
Q&A

Q.  WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The REIT sector performed well in 2004 due to improving fundamentals, industry consolidation, Fund inflow to the asset class, and low interest rates. In the second quarter, REITs declined sharply on fear of aggressive Fed action, and then rebounded just as sharply as interest rates stabilized. REITs ended the year at record levels.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Early in 2004, the Fund reduced its exposure to mortgage related companies and increased exposure to the Lodging and Retail sectors. The outlook for higher interest rates drove this decision. The Fund continued to reduce its exposure to the Office sector throughout the year as the fundamentals in this group have yet to turn positive. Late in 2004, the Fund increased exposure to the Industrial sector on our outlook for increasing international trade and demand for distribution space.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Retail sector, comprised of malls, shopping centers, and factory outlets exhibited strong performance in 2004 with returns of 35% or more. The Lodging sector also had a very strong year. These returns were driven by improving business fundamentals and continued consolidation activity within both sectors. Sectors that underperformed the benchmark include the Office sector, and the Manufactured Housing sector.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2004 - DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,257.86                           5.04
----------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.38                           4.60
----------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.91% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 25.84%.

Real Estate Securities Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                   Real Estate                   Wilshire
                  Securities Fund                RES Index
5/1/95                  10,000                     10,000
12/95                   11,700                     11,404
12/96                   15,941                     15,609
12/97                   19,048                     18,699
12/98                   15,679                     15,441
12/99                   15,645                     14,949
12/00                   20,737                     19,511
12/01                   23,191                     21,526
12/02                   22,879                     22,083
12/03                   31,449                     30,271
12/04                   41,604                     40,829


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                 ONE         FIVE        SINCE
                                 YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund     32.29%       21.60%      15.89%
--------------------------------------------------------------------------------
Wilshire RES Index              34.88%       22.26%      15.67%
--------------------------------------------------------------------------------
Lipper peer group average*      33.71%       21.21%       N/A
--------------------------------------------------------------------------------
Inception date                  5/1/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal market conditions.


TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
 General Growth Properties Inc.                          6.91%
--------------------------------------------------------------------------------
 Simon Property Group Inc.                               6.23%
--------------------------------------------------------------------------------
 Starwood Hotels & Resorts Worldwide Inc. (Class B)      4.72%
--------------------------------------------------------------------------------
 Vornado Realty Trust                                    4.47%
--------------------------------------------------------------------------------
 Prologis                                                4.44%
--------------------------------------------------------------------------------
 Equity Residential                                      4.31%
--------------------------------------------------------------------------------
 Host Marriott Corp.                                     3.59%
--------------------------------------------------------------------------------
 Regency Centers Corp.                                   3.52%
--------------------------------------------------------------------------------
 Archstone-Smith Trust                                   3.51%
--------------------------------------------------------------------------------
 Kimco Realty Corp.                                      3.50%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2004
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $145,601 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Office/Industrial                                      22.1%
Regional Mall                                          20.5%
Apartments                                             17.0%
Shopping Center                                        14.2%
Hotels Restaurants & Leisure                           12.5%
Short-Term                                              4.6%
Diversified                                             2.6%
Real Estate Related Operating Companies                 2.5%
Mortgage                                                2.4%
Manufactured Home                                       0.9%
Diversified Financials                                  0.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR AND FIVE-YEAR PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 37 AND 23 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND
Schedule of Investments                                        December 31, 2004
--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%+
--------------------------------------------------------------------------------

APARTMENTS -- 16.9%

Archstone-Smith Trust                133,337  $  5,106,807
AvalonBay Communities Inc.            48,800     3,674,640
BRE Properties                        82,700     3,333,637
Equity Residential                   173,600     6,280,848
Essex Property Trust Inc.             38,280     3,207,864
United Dominion Realty
   Trust Inc.                        127,310     3,157,288
                                                24,761,084

DIVERSIFIED -- 2.6%

Duke Realty Corp.                     83,340     2,845,228
Northstar Capital
   Investment Corp.                   30,000       287,400(a,b,d)
Northstar Capital
   Investment Corp.                   75,000       718,500(a,b,d)
                                                 3,851,128

HOTELS, RESTAURANTS & LEISURE -- 12.4%

Host Marriott Corp.                  302,440     5,232,212
La Quinta Corp.                      332,560     3,022,970(a)
Marriott International Inc.
   (Class A)                          47,890     3,016,112
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)          117,790     6,878,936
                                                18,150,230

MANUFACTURED HOME -- 0.9%

Equity Lifestyle Properties Inc.      36,000     1,287,000

MORTGAGE -- 2.4%

Capital Trust Inc. (Class A)          70,250     2,157,378
RAIT Investment Trust                 48,440     1,354,867
                                                 3,512,245

OFFICE/INDUSTRIAL -- 22.0%

AMB Property Corp.                   107,350     4,335,867
Boston Properties Inc.                72,750     4,704,743
Equity Office Properties Trust       123,110     3,584,963
Glenborough Realty Trust Inc.        112,500     2,394,000
Prologis                             149,330     6,470,469
Reckson Associates Realty Corp.       43,500     1,427,235
Trizec Properties Inc.               147,300     2,786,916
Vornado Realty Trust                  85,400     6,501,502
                                                32,205,695


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

REAL ESTATE RELATED OPERATING COMPANIES -- 2.5%

iStar Financial Inc.                  79,950  $  3,618,537

REGIONAL MALL -- 20.4%

General Growth Properties Inc.       278,320    10,064,051
Macerich Co.                          54,000     3,391,200
Simon Property Group Inc.            140,250     9,069,967
Tanger Factory Outlet Centrs          83,040     2,197,238
Taubman Centers Inc.                  49,400     1,479,530
The Mills Corp.                       56,100     3,576,936
                                                29,778,922

SHOPPING CENTER -- 14.2%

Developers Diversified
   Realty Corp.                       93,250     4,137,502
Equity One Inc.                       89,590     2,125,971
Kimco Realty Corp.                    87,860     5,095,001
Regency Centers Corp.                 92,600     5,130,040
Weingarten Realty Investors          104,585     4,193,859
                                                20,682,373

TOTAL COMMON STOCK
   (COST $109,458,167)                         137,847,214

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS -- 0.8%

Accredited Mortgage Loan REIT
   Trust (Series A)
   (COST $1,088,750)                  43,550     1,119,235


TOTAL INVESTMENTS IN SECURITIES
   (COST $110,546,917)                         138,966,449

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $6,634,105)               6,634,105     6,634,105(c)


TOTAL INVESTMENTS
   (COST $117,181,022)                         145,600,554


OTHER ASSETS AND LIABILITIES,
   NET-- 0.4%                                      620,552
                                              ------------


NET ASSETS-- 100.0%                           $146,221,106
                                              ============


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                               December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Wilshire Real Estate Securities Index (Wilshire RES) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The Wilshire RES Index is a market capitalization-weighted index comprised of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $1,005,900 or 0.69% of net assets for the GE Investments Real Estate Securities Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(d) Fair Valued Securities.

+   Percentages are based on net assets as of December 31, 2004.



Abbreviations:

REIT     Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


REAL ESTATE SECURITIES FUND

                                                     12/31/04       12/31/03        12/31/02       12/31/01        12/31/00
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --             --              --             --          5/1/95
Net asset value, beginning of period .............    $16.78         $13.14          $14.78          $13.82         $10.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................      0.65           0.50            0.80            0.64           0.56
   Net realized and unrealized
     gains/(losses) on investments ...............      4.76            4.42           (1.01)          1.00           2.96
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ...      5.41           4.92           (0.21)           1.64           3.52
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................      0.52           0.41            0.66            0.53           0.52
   Net realized gains                                   2.13           0.87            0.77            0.15           0.05
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................      2.65           1.28            1.43            0.68           0.57
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................    $19.54         $16.78          $13.14          $14.78         $13.82
=============================================================================================================================
TOTAL RETURN (A) .................................    32.29%         37.38%         (1.35)%          11.84%         32.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $146,221        $98,294         $70,164         $87,306        $73,799
   Ratios to average net assets:
      Net investment income ......................     4.15%          4.65%           4.81%           5.05%          5.62%
      Gross expenses .............................     0.90%          0.89%           0.89%           0.90%          0.92%
      Net expenses ...............................     0.90%          0.89%           0.89%           0.90%          0.92%
   Portfolio turnover rate .......................       78%            52%             90%             49%            56%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

See Notes to Financial Statements.

Statement of Assets
and Liabilities   DECEMBER 31, 2004
----------------------------------------------------------------------------
                                                                 REAL ESATE
                                                                 SECURITIES
                                                                    FUND
----------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $110,546,917)     $138,966,449
   Short-term Investments (at amortized cost) .............        6,634,105
   Income receivables .....................................          583,648
   Receivable for fund shares sold ........................          145,483
----------------------------------------------------------------------------
       TOTAL ASSETS .......................................      146,329,685
----------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed .......................              742
   Payable to GEAM ........................................          107,837
----------------------------------------------------------------------------
       TOTAL LIABILITIES ..................................          108,579
----------------------------------------------------------------------------
NET ASSETS ................................................     $146,221,106
============================================================================
NET ASSETS CONSIST OF:
   Capital paid in ........................................      114,738,041
   Undistributed net investment income ....................          226,740
   Accumulated net realized gain ..........................        2,836,793
   Net unrealized appreciation on:
       Investments ........................................       28,419,532
----------------------------------------------------------------------------
NET ASSETS ................................................     $146,221,106
============================================================================
Shares outstanding ($0.01 par value) ......................        7,483,301
Net asset value per share .................................     $      19.54


See Notes to Financial Statements.

Statement of Operations
FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------
                                                                   REAL ESATE
                                                                   SECURITIES
                                                                      FUND
------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ................................................   $  4,095,561
      Interest ................................................         85,244
------------------------------------------------------------------------------
    TOTAL INCOME ..............................................      4,180,805
------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ........................        964,224
      Custody and accounting expenses .........................         28,608
      Professional fees .......................................         15,509
      Trustee's fees ..........................................          3,153
      Transfer agent ..........................................            182
      Registration and other expenses .........................         16,612
------------------------------------------------------------------------------
       TOTAL EXPENSES BEFORE REIMBURSEMENT ....................      1,028,288
       Less: Fee reimbursement from transfer agent
          (See Note 2) ........................................             (9)
------------------------------------------------------------------------------
       Net expenses ...........................................      1,028,279
------------------------------------------------------------------------------
    NET INVESTMENT INCOME .....................................      3,152,526
==============================================================================
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      REALIZED GAIN ON:
         Investments ..........................................     15,297,682
      INCREASE IN UNREALIZED APPRECIATION ON:
         Investments ..........................................     14,766,874
------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .........     30,064,556
------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $ 33,217,082
==============================================================================


See Notes to Financial Statements.


Statements of
Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                                     REAL ESATE
                                                                                     SECURITIES
                                                                                        FUND
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED               YEAR ENDED
                                                                        DECEMBER 31,             DECEMBER 31,
                                                                            2004                     2003
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
   OPERATIONS:
     Net investment income .........................................   $  3,152,526              $  3,492,487
     Net realized gain on investments and futures ..................     15,297,682                 4,289,142
     Net increase in unrealized appreciation on investments ........     14,766,874                16,068,302
-------------------------------------------------------------------------------------------------------------
     Net increase from operations ..................................     33,217,082                23,849,931
-------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .........................................     (3,391,797)               (2,217,622)
     Net realized gains ............................................    (14,020,602)               (4,706,022)
-------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............................................    (17,412,399)               (6,923,644)
-------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ........     15,804,683                16,926,287
-------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..................................     29,780,694                18,619,972
     Value of distributions reinvested .............................     17,412,393                 6,923,642
     Cost of shares redeemed .......................................    (15,070,866)              (14,340,088)
-------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ..........................     32,122,221                11,203,526
-------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ....................................     47,926,904                28,129,813

NET ASSETS
   Beginning of period .............................................     98,294,202                70,164,389
-------------------------------------------------------------------------------------------------------------
    End of period ..................................................   $146,221,106              $ 98,294,202
=============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD .................   $    226,740              $  1,252,930
-------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ...................................................      1,604,663                 1,145,754
     Issued for distributions reinvested ...........................        894,319                   415,087
     Shares redeemed ...............................................       (874,623)               (1,041,578)
-------------------------------------------------------------------------------------------------------------
Net increase in fund shares ........................................      1,624,359                   519,263
=============================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of December 31, 2004, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                     Cost of                  Gross Tax                  Gross Tax               Unrealized
                 Investments for             Unrealized                 Unrealized              Appreciation
                  Tax Purposes              Appreciation               Depreciation            on Investments
--------------------------------------------------------------------------------------------------------------
                  $117,181,022              $29,110,507                 $(690,975)               $28,419,532

                     Net Tax
                  Appreciation/
                 (Depreciation)
                 on Derivatives,
                  Currency and              Undistributed              Undistributed            Post-October
                other Net Assets           Ordinary Income            Long-Term Gains              Losses
--------------------------------------------------------------------------------------------------------------
                      $ --                   $1,545,542                 $1,517,991                  $ --


Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

As of December 31, 2004, the Fund has no capital loss carryover.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:
          Ordinary          Long-Term
           Income         Capital Gains        Total
--------------------------------------------------------------------------------
         $6,933,056       $10,479,343      $17,412,399

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Fund changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $9 of those conversion expenses related to the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended December, 2004.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                     Annualized based on
                   average daily net assets
--------------------------------------------------------------------------------
          Average Daily                 Advisory and
           Net Assets                  Administration
            of Fund                         Fees
--------------------------------------------------------------------------------
       First $100 million                   .85%
        Next $100 million                   .80%
        Over $200 million                   .75%

Notes to Financial Statements                                  December 31, 2004
--------------------------------------------------------------------------------

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending December 31, 2004, $1,200 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Directors and are based upon the relative net assets of each of the Funds.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. Seneca is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2004 were as follows:


                Purchases                Sales
--------------------------------------------------------------------------------
              $113,393,617            $85,151,156

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Real Estate Securities Fund, a series of the GE Investments Funds, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/S/KPMG LLP

Boston, Massachusetts
February 23, 2005

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

During the calendar year ended December 31, 2004, the Fund paid to shareholders of record on December 28, 2004 $1.59408 per share of long-term capital gain dividends reported on Form 1099-DIV for 2004.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    55

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.



--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $162,500 in 2003 and $173,000 in 2004.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $154,897 in 2003 and $334,355 in 2004.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 10. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2005

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  March 08, 2005

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.